UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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3D SYSTEMS CORPORATION

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PRELIMINARY PROXY MATERIALS DATED MARCH 26, 2026 – SUBJECT TO COMPLETION

333 Three D Systems Circle

Rock Hill, South Carolina 29730

April [●], 2026

Dear Fellow Stockholder:

We are pleased to invite you to 3D Systems Corporation’s 2026 Annual Meeting of Stockholders.

At 3D Systems, we are driven by relentless curiosity and our legacy as the pioneers of 3D printing, delivering the highest value application-driven solutions to empower our customers to innovate without limitations - Transforming Manufacturing for a Better Future.

Over the last year, macro-economic and geopolitical uncertainty has continued to create an unfavorable climate for capital expenditure investments by our customers. This drove a decline in our hardware systems revenues but also demonstrated more resilient usage of our solutions and consumables across our installed base, which is the largest in the industry. Importantly, while system sales were challenging throughout most of the year, the demand and interest from customers in new production-scale additive applications continued to be robust, which we believe bodes well for future demand. To meet this customer demand, over the course of the last 12 months, we have continued to focus on driving innovation, performance, and reliability through consistent investment in our core technologies, bringing to market a record number of new printers, materials, and software enhancements. In order to maintain the health of our business and deliver value to our stockholders, in parallel with our new product initiatives, we executed significant restructuring activities to reduce operating costs and improve profitability and cash performance. These cost actions included reductions in our global facilities footprint, right sizing of our operating structure, and efficiency improvements in our G&A functions. These actions enabled us to realize substantial cost savings while continuing to heavily invest in R&D to support future growth. By organizing our company into two operating units, Healthcare and Industrial Solutions, we have developed targeted strategies for our core end markets, which include dental, medical devices, personalized health services, aerospace & defense, transportation & motorsports, and AI infrastructure. From a balance sheet standpoint, we were pleased to reduce our overall debt while repositioning remaining maturities to help us weather ongoing uncertainties in the geopolitical and macroeconomic landscape. We are proud of these accomplishments, and believe we are well positioned for the future with the broadest portfolio of polymer and metal additive technologies for customers in key markets around the world.

We encourage you to participate in the Annual Meeting to be held on May 14, 2026, at 1:00 p.m. (Eastern Time). We look forward to reviewing the past year with you, listening to your suggestions, and answering any questions that you may have. This meeting will be held virtually to accommodate our stockholders around the world who will be able to listen, vote and submit questions from their homes or any remote location with internet connectivity. Whether or not you plan to participate in the Annual Meeting, we encourage you to vote your shares as soon as possible to ensure that your vote will be counted.

Thank you for your continued support of 3D Systems.

Sincerely,

Dr. Jeffrey A. Graves

President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF

3D SYSTEMS CORPORATION

The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of 3D Systems Corporation, a Delaware corporation (the “Company,” “3D Systems,” “we,” and “us”), will be held:

When:	Where:	Why:

Thursday, May 14, at 1:00 p.m., Eastern Time.	The Annual Meeting will be held via live webcast at www.proxydocs.com/DDD. To participate, you will need the control number provided on your proxy card or voting instruction form.	Stockholders are being asked to vote on the five agenda items described below and to consider any other business properly brought before the Annual Meeting and any adjournment or postponement of the Annual Meeting.

Items of Business

1.	The election of the nine directors named in the accompanying Proxy Statement;

2.	The approval, on an advisory basis, of the compensation paid to our named executive officers in 2025;

3.	The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2026;

4.

The approval of an amendment to our Certificate of Incorporation, as amended, to increase the total number of authorized shares of our common stock, par value $0.001 per share, from 220,000,000 shares to 440,000,000 shares; and

5.	The approval of the amendment and restatement of the 2015 Incentive Plan to increase the number of shares reserved for issuance thereunder by 4,000,000 shares and extend the term until 2036.

Stockholders of record at the close of business on March 23, 2026, are entitled to notice of, to attend, and to vote at the Annual Meeting. On or about April [●], 2026, this Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2025 (the “2025 Annual Report”), and proxy card are being mailed to stockholders.

Regardless of whether you plan to participate in the Annual Meeting, we encourage you to vote on the proposals to be considered at the Annual Meeting electronically at www.proxydocs.com/DDD. You may also vote by telephone or by mailing your completed and signed proxy card or voting instruction form as set forth on your proxy card or any voting instruction form provided to you.

Please vote today to ensure that your votes are counted.

If you participate in the Annual Meeting, you will be able to vote your shares electronically during the Annual Meeting if you so desire, even if you previously voted. See page 75 of this Proxy Statement for additional details on how to participate in the Annual Meeting.

By Order of the Board of Directors,

Andrew W.B. Wright

Secretary

Rock Hill, South Carolina

April [●], 2026

Attend Online The Annual Meeting will be held via live webcast at www.proxydocs.com/DDD. To participate, you will need the control number provided on your proxy card or voting instruction form.

Important Information Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on Thursday, May 14, 2026

This Proxy Statement and the 2025 Annual Report are available at www.proxydocs.com/DDD

2026 PROXY STATEMENT

2026 PROXY STATEMENT

BOARD OF DIRECTORS

PROPOSAL 1: Election of Directors

NOMINATION AND ELECTION OF DIRECTORS

Each of our nine director nominees is a current 3D Systems director, and, if elected, each of the director nominees will serve for a one-year term expiring at the Annual Meeting to be held in 2027.

For the reasons described in more detail below under “Results of 2025 Remediation Efforts; Rationale for Recommendation,” the Board of Directors believes election of each of the nominees listed below — including the election of Ms. Drayton and the other current members of the Audit Committee — is in the best interests of the Company and its stockholders, and unanimously recommends that you vote FOR each of the nominees listed below.

Election Procedures

Our Amended and Restated By-Laws (“By-Laws”) provide that a director nominee is elected only if he or she receives a majority of the votes cast with respect to his or her election in an uncontested election (that is, the number of votes cast “for” that nominee exceeds the number of votes cast “against” that nominee). Stockholders can vote to “abstain,” but that vote will not have an effect in determining the election results. For more information, see “Frequently Asked Questions” on page 75. If a nominee who currently serves as a director is not re-elected, Delaware law provides that the director would continue to serve on the Board as a “holdover director” until the director’s successor is elected and qualified or until the director’s earlier resignation or removal. However, under our Corporate Governance Guidelines, each director must submit an advance, contingent, and irrevocable resignation that the Board may accept if stockholders do not re-elect that director. In that situation, our Compliance, Corporate Governance, and Sustainability Committee (“CCGS Committee”) would make a recommendation to the Board about whether to accept or reject the resignation or whether to take other action instead. Within 90 days from the date of the certified election results, the Board would act on the CCGS Committee’s recommendation and publicly disclose its decision and the rationale behind it.

2025 Annual Meeting Voting Results and Related Board Determination

At our 2025 Annual Meeting, Ms. Drayton did not receive a majority of the votes cast with respect to her re-election. As contemplated by our Corporate Governance Guidelines, our CCGS Committee considered the contingent resignation tendered by Ms. Drayton and recommended to the Board that it reject Ms. Drayton’s resignation. Based upon the recommendation of our CCGS Committee and its independent review, our Board determined that the acceptance of Ms. Drayton’s resignation would not be in the best interests of the Company and its stockholders given the critical role her financial expertise and rigorous oversight plays in her service as Audit Committee Chair and with respect to guiding certain Company strategic initiatives, including our efforts to fully resolve the material weaknesses in our internal control over financial reporting.

Our Board further determined that:

•

the “against” votes at our 2025 Annual Meeting were not attributable to any personal actions by Ms. Drayton and unjustly attributed responsibility for the material weaknesses to Ms. Drayton, who had been appointed Audit Committee Chair eight months into the 2024 fiscal year with limited time to perform remediation and audit testing for that year; and

•

Institutional Shareholder Services and Glass Lewis & Co. recommended “against” the re-election of Ms. Drayton because of the Company’s material weaknesses, however these material weaknesses pre-existed Ms. Drayton’s assumption of the role of Audit Committee Chair.

In making its determination regarding Ms. Drayton’s resignation, the Board also considered Ms. Drayton’s extensive qualifications and financial expertise, her independence, and her past contributions to our Board and its Committees. Accordingly, our Board rejected the resignation tendered by Ms. Drayton.

2026 PROXY STATEMENT	1

BOARD OF DIRECTORS

Results of 2025 Remediation Efforts; Rationale for Recommendation

As reported in our 2025 Annual Report on Form 10 K filed with the SEC on March 9, 2026 (“2025 Annual Report”), under the continued leadership of Ms. Drayton and the other Audit Committee members, Mr. Moore and Mr. Erickson, we made substantial progress during the 2025 fiscal year in remediating the majority of the material weaknesses disclosed in our 2024 Annual Report on Form 10 K (“2024 Annual Report”). Neither of these annual reports contained any restatement of financial information.

During 2025, by fully executing our remediation plan — including streamlining and documenting control processes, conducting training, automating business processes, and meaningfully enhancing the finance organization’s talent and technical capabilities — we were able to limit new control deficiencies and address the most significant aspects of the existing material weaknesses. Prior to Ms. Drayton’s tenure as Audit Committee Chair, the Company made substantial progress remediating control deficiencies underlying its material weaknesses, but control deficiencies newly identified by our external auditor in each subsequent year prevented full remediation.

Under Ms. Drayton’s leadership and close oversight, our remediation efforts in 2025 resulted in a notable improvement, substantially reducing control deficiencies contributing to our material weaknesses and reducing the number of material weaknesses by 60%, to only two remaining material weaknesses.

As we exited 2025, remediation activities for the two remaining material weaknesses were nearly complete. We are now taking the final steps needed to complete the remaining remediation activities, including finalizing our automation tool, documenting control processes, and completing training to ensure accurate standalone selling price determinations and transaction price allocations. We are also completing control enhancements to support proper accounting for market based stock compensation plans. As Audit Committee Chair, Ms. Drayton will continue to oversee these efforts to ensure all remediation activities are completed timely to close the remaining material weaknesses within 2026.

On March 23, 2026, we appointed Ms. Phyllis Nordstrom, previously serving as Interim CFO, as our permanent Chief Financial Officer. With the continued leadership of Ms. Drayton and the Audit Committee, including Mr. Moore and Mr. Erickson, as well as the executive leadership team, we expect these initiatives to support the full remediation of our remaining material weaknesses within the 2026 fiscal year.

We believe these results would not have been possible if the Board had accepted Ms. Drayton’s resignation and onboarded a new Audit Committee Chair. We further believe the continued leadership of Ms. Drayton and the Audit Committee is essential to successfully completing our remediation efforts within the 2026 fiscal year.

Stockholder Engagement with respect to 2025 Annual Meeting Voting Results

We have reached out to our top twenty-one stockholders, representing approximately 48.05% of our outstanding common stock, to (i) review our significant progress on remediating our material weaknesses, (ii) gain insights on the perspective of our stockholders with respect to our remediation progress, and (iii) discuss the continued leadership and the nominations of Ms. Drayton, Mr. Moore and Mr. Erickson for election to our Board of Directors. As of March 26, 2026, the Company received affirmative responses from seven holders. Meetings with two holders have been scheduled, two holders declined to meet citing no questions for management, and we have completed meetings with three holders including one of our five largest holders. These meetings have been attended by Mr. McClure, Chair of our Board of Directors, Ms. Drayton, Chair of our Audit Committee, Ms. Clinton, Chair of our CCGS Committee, Ms. Nordstrom, our CFO, and Mr. Wright, our General Counsel and Secretary.

Based on discussions to date, stockholders who have expressed specific feedback have been supportive of Ms. Drayton and the Audit Committee and appreciative of the meaningful progress made with respect to reducing the material weaknesses. During these discussions, questions raised by stockholders have generally involved queries to better understand the root cause of the material weaknesses, our commitment to remediate them, and the timeline for full remediation. To address these concerns, we provided our stockholders information as described above and in our 2025 Annual Report, described the commitment of our Board and executive leadership to full remediation, and our expectation to remediate the remaining material weaknesses within fiscal year 2026.

We plan to continue our outreach efforts to ensure we understand and address stockholder input on this matter.

2	2026 PROXY STATEMENT

BOARD OF DIRECTORS

NOMINATION OF MR. ERICKSON

Our Corporate Governance Guidelines provide that no person shall be eligible to stand for election or re-election to the Board if such person shall have reached the age of 75, provided that the Board, in its sole discretion, may make exceptions to this policy as it deems necessary or advisable. In considering the potential nomination of Mr. Erickson, who has reached the age of 75, our CCGS Committee and Board considered the positive impact of the valuable experience he has developed over time, including his insight into the Company’s business, strategy and operations, and the potential adverse impact of Mr. Erickson’s departure from the Board on Board continuity and ongoing projects. Our CCGS Committee and the Board also considered Mr. Erickson’s extensive qualifications and expertise, his independence, and his past contributions to our Board and its Committees. Based on the foregoing and the recommendation of the CCGS Committee, the Board determined it is necessary and advisable to nominate Mr. Erickson to stand for re-election to the Board to serve for an additional year.

If any nominee becomes unavailable for any reason or if a vacancy should occur before the election, the holders of proxies may vote the shares represented by such duly executed proxies in favor of such other person as they may determine. Alternatively, in lieu of designating a substitute, the Board may reduce the number of directors.

The Board of Directors unanimously recommends that you vote FOR each of the nominees listed below.

2026 PROXY STATEMENT	3

BOARD OF DIRECTORS

Malissia R. Clinton Age: 57 Director Since: 2019 Board Committees: • Compliance, Corporate Governance and Sustainability

Position, Principal Occupation and Professional Experience:

Ms. Clinton has served as Executive Vice President and General Counsel of Meritage Homes Corporation, the fifth-largest public homebuilder in the United States, since April 2022 and previously served as Senior Vice President, General Counsel and Secretary at The Aerospace Corporation, a nonprofit corporation that provides technical guidance and advice on all aspects of space missions, from 2009 through March 2022. She worked at Northrop Grumman from 2002 to 2009, including as Senior Counsel for Special Projects beginning in 2007. Prior to joining Northrop Grumman, Ms. Clinton worked at TRW Space Technology, a division of TRW, Inc., as Counsel in its Telecommunication Programs and Avionic Systems division. She began her career as an Associate at Tuttle & Taylor.

Director Qualifications:

The CCGS Committee believes that Ms. Clinton’s strong experience in compliance matters and aerospace, a key vertical for the Company, provide clear support for her nomination for election to the Board.

	Other Current Public Directorships: None.	Prior Public Company Directorships (within the last five years): Progyny, Inc.

Other Directorships: Arizona State University Foundation and Pacaso.

Claudia N. Drayton Age: 58 Director Since: 2021 Board Committees: • Audit • Compensation

Position, Principal Occupation and Professional Experience:

Ms. Drayton served as the Chief Financial Officer of Quantum-Si, a life sciences tools company commercializing a unique protein sequencing platform, from April 2021 to June 2023. Previously, she served as Chief Financial Officer at CHF Solutions (now Nuwellis, Inc.), an early-stage medical device company, from January 2015 to April 2021. Prior to joining CHF Solutions, Ms. Drayton spent 15 years with Medtronic plc. Before joining Medtronic, Ms. Drayton was an audit and business advisory manager at Arthur Andersen LLP. Ms. Drayton is National Association of Corporate Directors (NACD) Directorship Certified.

Director Qualifications:

The CCGS Committee believes that Ms. Drayton’s extensive experience in key areas of healthcare and biotechnology as well as financial leadership in both public accounting and biotech companies provide clear support for her nomination for election to the Board. For additional information concerning Ms. Drayton’s nomination, see “Nomination and Election of Directors—2025 Annual Meeting Voting Results and Related Board Determination” and “—Results of 2025 Remediation Efforts; Rationale for Recommendation” beginning on page 1 above.

	Other Current Public Directorships: Brookdale Senior Living Inc.	Prior Public Company Directorships (within the last five years): None.

4	2026 PROXY STATEMENT

BOARD OF DIRECTORS

Thomas W. Erickson Age: 75 Director Since: 2015 Board Committees: • Audit • Compensation

Position, Principal Occupation and Professional Experience:

Mr. Erickson has been President and Chief Executive Officer of ECG Ventures, Inc., an investment firm, since 1988 and Chair of the Board of Dermatologists of Central States, LLC (DOCS) since 2022. Mr. Erickson has previously served as Chair and Interim President and Chief Executive Officer of National Medical Health Card Systems, Inc.; Chair of the Board of PathWays, Inc.; Chair of the Board of TransHealthcare, Inc.; Chair and Interim Chief Executive Officer of LifeCare Holdings, Inc.; Interim President and Chief Executive Officer of Luminex Corporation; Chair of the Board of Inmar, Inc.; Chair of the Board and Interim President and Chief Executive Officer of Western Dental Services, Inc.; and Interim President and Chief Executive Officer of Omega Healthcare Investors, Inc. Mr. Erickson was also co-founder, President and Chief Executive Officer of CareSelect Group, Inc.

Director Qualifications:

The CCGS Committee believes that Mr. Erickson’s extensive executive management and operational experience, particularly in the healthcare industry, provide clear support for his nomination for election to the Board. For additional information concerning Mr. Erickson’s nomination, see “Nomination and Election of Directors—Nomination of Mr. Erickson” on page 3 above.

	Other Current Public Directorships: None. Prior Public Company Directorships (within the last five years): American Renal Associates Holdings, Inc. and Luminex Corporation.	Other Directorships, Trusteeships and Memberships: Dermatologists of Central States, LLC, MGA Home Care, LLC, MW Industries, LP and Pearl Street Dental Management, LLC.

Jeffrey A. Graves Age: 64 Director Since: 2020

Position, Principal Occupation and Professional Experience:

Dr. Graves has served as the Company’s President and Chief Executive Officer since May 2020. From 2012 to May 2020, he was CEO, President and Director of MTS Systems Corporation, a global supplier of test, simulation, and measurement systems. From 2005 until 2012, he served as President and CEO of C&D Technologies, Inc. Dr. Graves also held leadership roles with Kemet Corporation as Chief Operating Officer from 2001 to 2003 and CEO from 2003 to 2005. Previously he held several leadership and technical roles with GE, Rockwell, and Howmet Corporation.

Director Qualifications:

The CCGS Committee believes Dr. Graves’s extensive executive management, corporate strategy and international operational experience provides clear support for his nomination for election to the Board. Additionally, Dr. Graves has significant knowledge of the Company and the competitive environment in which it operates.

	Other Current Public Directorships: Integra Lifesciences Holdings Corporation.	Prior Public Company Directorships (within the last five years): Hexcel Corporation and FARO Technologies.

2026 PROXY STATEMENT	5

BOARD OF DIRECTORS

Jim D. Kever Age: 73 Director Since: 1996 Board Committees: • Compensation

Position, Principal Occupation and Professional Experience:

Mr. Kever has been a Principal of Voyent Partners, LLC, a venture capital firm, since 2001. He previously served as President and Co-Chief Executive Officer of the Transaction Services Division of WebMD Corporation (formerly Envoy Corporation) from 1995 to 2001. Prior to 1995 he served as Envoy Corporation’s Executive Vice President, Secretary and General Counsel.

Director Qualifications:

The CCGS Committee believes Mr. Kever’s wide experience in operations, finance and executive management provides clear support for his nomination for election to the Board.

	Other Current Public Directorships: None.	Prior Public Company Directorships (within the last five years): Luminex Corporation. Other Directorships, Trusteeships and Memberships: Relevance Ventures and Concert Health.

Charles G. McClure, Jr. Age: 72 Director Since: 2017 Chair Since: 2018 Board Committees: • Technology Applications

Position, Principal Occupation and Professional Experience:

Mr. McClure has served as a Managing Partner of Michigan Capital Advisors, a private investment firm, since 2014 and has more than 35 years of experience in the transportation industry. Prior to founding Michigan Capital Advisors, Mr. McClure served as Chair of the Board, Chief Executive Officer and President of Meritor, Inc. from 2004 through 2013. From 2002 through 2004, Mr. McClure served as Chief Executive Officer, President and a member of the Board of Federal Mogul Corp. Mr. McClure joined Federal Mogul in 2001 as President, Chief Operating Officer and a member of the Board. Before joining Federal Mogul, Mr. McClure served as President, Chief Executive Officer and a member of the Board of Detroit Diesel. He joined Detroit Diesel in 1997 after 14 years in a variety of management positions with Johnson Controls.

Director Qualifications:

The CCGS Committee believes Mr. McClure’s broad experience in operations and executive management and significant expertise in the automotive industry, a key vertical for the Company, provide clear support for his nomination for election to the Board.

	Other Current Public Directorships: DTE Energy Company and Crane Company. Prior Public Company Directorships (within the last five years): None.	Other Directorships, Trusteeships and Memberships: Henry Ford Health Systems, Invest Detroit, Penske Corp and Detroit Regional Partnership.

6	2026 PROXY STATEMENT

BOARD OF DIRECTORS

Kevin S. Moore Age: 71 Director Since: 1999 Board Committees: • Audit • Compensation

Position, Principal Occupation and Professional Experience:

Mr. Moore has been with The Clark Estates, Inc., a private investment firm and a major company stockholder, for more than 30 years, where he is Vice Chairman and Director.

Director Qualifications:

The CCGS Committee believes Mr. Moore’s wide experience in operations, finance and executive management, and as the Vice Chairman and Director of a major stockholder, brings perspective on strategy and growth for the benefit of our stockholders and provides clear support for his nomination for election to our Board.

Other Current Public Directorships: None. Prior Public Company Directorships (within the last five years): None.

Other Directorships, Trusteeships and Memberships: Aspect Holdings, LLC, The Clark Foundation, The National Baseball Hall of Fame & Museum, Inc., Bassett Healthcare Network and Bassett Medical Center, Fenimore Farm and Country Village, Leatherstocking Corporation, and Templeton Foundation

Vasant Padmanabhan Age: 59 Director Since: 2020 Board Committees: • Compliance, Corporate Governance and Sustainability • Technology Applications

Position, Principal Occupation and Professional Experience:

Dr. Padmanabhan has served as President, Global Ear, Nose & Throat Business Unit, President Global Research & Development and as a member of the Executive Committee for Smith+Nephew, a global medical devices business operating in the markets for advanced surgical devices, since August 2016. Prior to joining Smith+Nephew, Dr. Padmanabhan served as Senior Vice President for Thoratec Corporation from June 2014 until its acquisition by St. Jude Medical, Inc. in October 2015. Prior to joining Thoratec, Dr. Padmanabhan served in several roles of increasing responsibility for 18 years with Medtronic plc in their Cardiac Rhythm Management business, including as Vice President of Product Development for the Implantable Defibrillator Business and as Vice President of Connected Care R&D and Operations.

Director Qualifications:

The CCGS Committee believes Dr. Padmanabhan’s specialized expertise in the healthcare industry, new product development and business development provides clear support for his nomination for election to the Board.

	Other Current Public Directorships: None. Prior Public Company Directorships (within the last five years): None.	Other Directorships, Trusteeships and Memberships: Trice Medical

2026 PROXY STATEMENT	7

BOARD OF DIRECTORS

John J. Tracy Age: 71 Director Since: 2017 Board Committees: • Compliance, Corporate Governance and Sustainability • Technology Applications

Position, Principal Occupation and Professional Experience:

Dr. Tracy retired from The Boeing Company in 2016 as its Chief Technology Officer and Senior Vice President, Engineering, Operations, and Technology with more than 37 years of aerospace-industry experience. Prior to that he served as Vice President, Engineering and Mission Assurance for Boeing Integrated Defense Systems and Vice President Structural Technologies, Prototyping and Quality of Phantom Works at The Boeing Company, after serving in roles of increasing responsibility at Hercules, McDonnell Douglas and The Boeing Company. Dr. Tracy is a member of the National Academy of Engineering.

Director Qualifications:

The CCGS Committee believes Dr. Tracy’s strong leadership experience and specialized expertise in aerospace engineering and manufacturing, structure and materials provide clear support for his nomination for election to the Board.

	Other Current Public Directorships: None.	Prior Public Company Directorships (within the last five years): None.

8	2026 PROXY STATEMENT

CORPORATE GOVERNANCE AT 3D SYSTEMS

ROLE OF THE BOARD OF DIRECTORS

Our Board oversees the management of the Company’s business and affairs. Stockholders elect the members of the Board to act on their behalf and to oversee their interests. Unless reserved to the stockholders under applicable law or our By-Laws, all corporate authority resides in the Board as the representative of the stockholders. The Board selects and appoints executive officers to manage the day-to-day operations of the Company while retaining ultimate oversight responsibilities. Together, the Board and management share an ongoing commitment to the highest standards of corporate governance and ethics. The Board reviews all aspects of our governance policies and practices, including our Corporate Governance Guidelines and the Company’s Code of Conduct and Code of Ethics, at least annually and makes changes as necessary. The Company’s governance documents are available at “Availability of Information” on page 20.

CODE OF CONDUCT AND CODE OF ETHICS

Our Code of Conduct applies to all of our employees worldwide, including all of our officers. We separately maintain a Code of Ethics that applies to our CEO, CFO, principal accounting officer, and all other senior financial executives and to directors of the Company when acting in their capacity as directors.

These documents are designed to set high standards of business conduct and ethics for our activities and to help directors, officers, and employees resolve ethical issues. The purpose of our Code of Conduct and our Code of Ethics is to provide assurance to the greatest possible extent that our business is conducted in a consistently legal and ethical manner. Employees may submit concerns or complaints regarding ethical issues on a confidential basis by means of our 3D Systems Open Line, which includes a toll-free telephone number and website. Communications through the 3D Systems Open Line are monitored on a daily basis, and all messages are reported to the Chief Compliance Officer and the Chair of the CCGS Committee.

We intend to disclose amendments to, or waivers from, any provision of the Code of Ethics that applies to our CEO, CFO, or principal accounting officer, and persons performing similar functions and that relates to any element of the Code of Ethics described in Item 406(b) of Regulation S-K by posting such information on our website. There have been no such waivers since the date of the proxy statement for our 2025 Annual Meeting.

CORPORATE GOVERNANCE GUIDELINES

Our Board of Directors is committed to sound and effective corporate governance practices, to exercising its oversight responsibilities diligently with respect to our business and affairs consistent with the highest principles of business ethics, and to meeting the corporate governance requirements that apply to us. We believe that good corporate governance helps to ensure that the Company is managed for the long-term benefit of our stockholders. We regularly review and consider our corporate governance policies and practices, taking into account the Securities and Exchange Commission’s (the “SEC”) corporate governance rules and regulations, the corporate governance standards of the New York Stock Exchange (the “NYSE”), and stockholder feedback.

The Board has adopted Corporate Governance Guidelines that provide a framework for the governance of the Company as a whole and describe the principles and practices that the Board follows in carrying out its responsibilities. Our Corporate Governance Guidelines address, among other things:

•	The structure, composition, functions, and policies of the Board and its committees;

•	Director qualification standards and nomination process;

•	Expectations and responsibilities of the directors;

•	Management succession planning;

•	Communications with stockholders and independent directors; and

•	Annual self-evaluations by the Board and its committees.

The CCGS Committee is responsible for overseeing our Corporate Governance Guidelines, periodically assessing their adequacy, and modifying them to meet new circumstances. See “Availability of Information” on page 20 for instructions on how to view the Company’s Corporate Governance Guidelines.

2026 PROXY STATEMENT	9

CORPORATE GOVERNANCE

BOARD LEADERSHIP

The Board has separated the position of its Chair from the position of CEO. Mr. McClure, an independent director, serves as Chair of the Board of Directors. Mr. McClure was appointed Chair in October 2018.

While we do not currently have a policy regarding whether the Chair and CEO roles must be combined or separated, the Board believes that the roles of the Chair and CEO should be separate as an aid in the Board’s oversight of management and to allow the CEO to focus primarily on management responsibilities.

The Board periodically reviews the appropriateness and effectiveness of its leadership structure. The Board currently believes that the current Board leadership structure allows Dr. Graves to focus on managing the daily operations of the Company in his role as CEO while permitting Mr. McClure to oversee the Board’s significant functions. The Board also believes that the current structure aids in the efficient conduct of Board meetings as the directors discuss key business and strategic matters and other critical issues. If any future change in the Board’s leadership structure occurs (which the Board does not currently expect to happen), the Board will take such actions with respect to its leadership structure as it then considers to be appropriate.

DIRECTOR INDEPENDENCE

Eight of the nine director nominees are “independent” directors. Under the corporate governance standards of the NYSE, at least a majority of our directors and all of the members of the Audit Committee, Compensation Committee, and CCGS Committee must be “independent” directors. The corporate governance standards of the NYSE provide that to qualify as an “independent” director, in addition to satisfying certain bright-line criteria, the Board must affirmatively determine that a director has no material relationship with us (either directly or as a partner, stockholder, or officer of an organization that has a relationship with the Company). The Board has affirmatively determined that director nominees Malissia R. Clinton, Claudia N. Drayton, Thomas W. Erickson, Jim D. Kever, Charles G. McClure, Jr., Kevin S. Moore, Vasant Padmanabhan, and John J. Tracy satisfy the bright-line criteria of the corporate governance standards of the NYSE and that they have no material relationships with us. In making its determination, the Board and the CCGS Committee reviewed the following relationships:

•	Dr. Graves, our Chief Executive Officer (“CEO”), is an executive officer of the Company and, as such, is not an independent director.

•

Dr. Padmanabhan is an executive officer of Smith+Nephew, a customer of the Company that purchased software and on-demand services in each of 2023, 2024, and 2025. The transactions had an aggregate value of less than $1 million in each year and were negotiated in arm’s length transactions under terms similar to those offered in other third-party transactions. Based on a review of the facts and circumstances of the transactions, the Board determined (based on the recommendation of the CCGS Committee) that Dr. Padmanabhan had no direct or indirect material interest in the transactions.

DIRECTOR QUALIFICATIONS

In nominating each of the director nominees, the CCGS Committee and the Board considered, among other things, the Corporate Governance Guidelines, which were adopted in 2004 and most recently amended in December 2024, and the Qualifications for Nomination to the Board, which were adopted in 2004 and most recently reviewed in December 2024. Our corporate governance guidelines, practices, and policies are available on our website at investor.3dsystems.com/governance. These qualifications include, among other factors, a candidate’s ethical character, experience, and background, as well as whether the candidate is independent under applicable listing standards and financially literate. The CCGS Committee and the Board also took into consideration the following factors relating to each director since the 2025 Annual Meeting:

•	such director’s contributions to the Board;

•	any material change in such director’s employment or responsibilities with any other organization;

•	such director’s attendance at meetings of the Board and the Board committees on which such director serves and such director’s participation in the activities of the Board and such committees;

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•

the absence of any relationships with the Company or another organization, or any other circumstances that have arisen, that might make it inappropriate for the director to continue serving on the Board; and

•	such director’s age and length of service on the Board.

The CCGS Committee and the Board considered each nominee’s overall business experience, contributions to Board activities during 2025, and independence in their evaluation of each nominee in conjunction with the factors discussed above but did not otherwise give greater weight to any of the factors cited compared with any of the others. While the Board considers self-identified diversity characteristics and diversity of experience in its nomination decisions, we do not maintain a diversity policy relating to the composition of the Board of Directors. The Board believes that each of the nominees for director is well qualified to continue to serve as a director of the Company and that the nominees provide the mix of experience that is required to enable the Board to perform its functions.

BOARD COMPOSITION AND REFRESHMENT

The Board is committed to building a Board with various experiences and backgrounds that has the right mix of skills, experience, and perspectives to support our future strategic direction. Our directors reflect diverse perspectives, including a complementary mix of skills, experience, and backgrounds that we believe are paramount to our ability to represent the interests of our stockholders.

SKILLS, QUALIFICATIONS AND DIVERSITY

The following matrix highlights the mix of key skills, qualities, attributes, and experiences of each director nominee and is intended to depict notable areas of focus for each director, and not having a mark does not mean that a particular director does not possess that qualification or skill. Nominees have developed competencies in these skills through education, direct experience, and oversight responsibilities. The demographic information presented is based on voluntary self-identification by each individual. Additional biographical information on each nominee begins on page 4.

SKILLS & EXPERTISE

Capabilities	GRAVES	CLINTON	DRAYTON	ERICKSON	KEVER	MCCLURE	MOORE	PADMANABHAN	TRACY

Senior Leadership	🌑	🌑		🌑	🌑	🌑	🌑

Global Experience			🌑					🌑

Industry and Applications Experience	🌑							🌑	🌑

Financial Expertise			🌑				🌑

Product Development						🌑		🌑	🌑

Operations and Manufacturing	🌑					🌑

Human Capital		🌑	🌑				🌑

Go-To-Market				🌑		🌑

Public Company Board		🌑		🌑	🌑

Business Development and M&A				🌑	🌑		🌑

Government, Legal, and Compliance		🌑			🌑				🌑

Emerging Technologies and Business Models	🌑		🌑					🌑	🌑

2026 PROXY STATEMENT	11

CORPORATE GOVERNANCE

BACKGROUND

Tenure	GRAVES	CLINTON	DRAYTON	ERICKSON	KEVER	MCCLURE	MOORE	PADMANABHAN	TRACY

Years on the Board	5	7	4	10	30	9	26	5	8

Age	64	57	58	75	73	72	71	59	71

Gender	M	F	F	M	M	M	M	M	M

Race/Ethnicity/Nationality

African American/Black		🌑

Asian American								🌑

Hispanic American			🌑						🌑

White/Caucasian	🌑			🌑	🌑	🌑	🌑

Native American

MEETINGS AND MEETING ATTENDANCE

During 2025, the Board of Directors held 10 meetings. In 2025, each member of the Board of Directors attended at least 75 percent of the aggregate number of meetings of the Board of Directors held during the period for which he or she was a director and of the committees of the Board on which he or she served during the periods that he or she served.

The Board holds executive sessions with only non-employee directors in attendance at its regular meetings and at other meetings when circumstances warrant those sessions. The CEO and other members of management are excused from these executive sessions. The Chair of the Board or the Chair of the CCGS Committee presides over such non-management sessions of the Board. Additionally, the independent directors meet in executive session at least quarterly. The CEO, any other non-independent directors, and other members of management are excused from such meetings, and the Chair of the Board presides over such meetings.

It is expected that all incumbent directors and director nominees will attend our annual meetings of stockholders whether held virtually (as for the 2025 Annual Meeting) or in person. All the directors then in office virtually attended our 2025 Annual Meeting of Stockholders.

DIRECTOR TENURE AND RETIREMENT AGE

The Board generally believes that a mix of long- and short-tenured directors promotes an appropriate balance of views and insights and allows the Board as a whole to benefit from the historical and institutional knowledge that longer-tenured directors possess and the fresh perspectives contributed by newer directors. In support of Board refreshment efforts, the Board has implemented both 10-year term limits (effective beginning December 2019) and a mandatory retirement age of 75 for directors.

Director Emeritus Program

The Board has created a Director Emeritus program to avail itself of the counsel of directors retiring from the Board due to age or term limit restrictions who have made and can continue to make unique contributions to the deliberations of the Board. Under the program, the Board may, at its discretion, designate a retiring director as Director Emeritus to serve one or more annual terms subject to reappointment as Director Emeritus by the Board

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after each annual meeting of stockholders. A Director Emeritus may provide advisory services as requested from time to time and may be invited to attend meetings of the Board or its committees but may not vote, be counted for quorum purposes, have any of the duties or obligations imposed on our directors or officers under applicable law, or otherwise be considered a director.

In conjunction with the implementation of a retirement age for directors in 2021, Charles W. Hull, a founder of the Company and our current Executive Vice President and Chief Technology Officer, transitioned to Director Emeritus status following the 2021 Annual Meeting. The Board believes that Mr. Hull continues to provide valuable knowledge and leadership to the Company’s efforts in the field of regenerative medicine and other matters, and the Board recognizes the unique insight and guidance he can provide as a Director Emeritus. The Board has reappointed Mr. Hull to a sixth term as Director Emeritus to serve through the conclusion of the 2027 Annual Meeting of Stockholders.

As the founder of the entire 3D Printing industry, co-founder of our Company and in his role as Director Emeritus, Mr. Hull attends meetings of the Technology Applications Committee.

STOCKHOLDINGS OF DIRECTORS

Among the factors considered under our “Corporate Governance at 3D Systems—Director Qualifications” discussed on page 10 is an expectation that each director will hold during his or her term of office a meaningful number of shares of our Common Stock. Several of our directors beneficially own substantial numbers of shares of our Common Stock. See “Director Compensation—Stock Ownership and Holding Requirements for Non-Employee Directors” and “Security Ownership of Certain Beneficial Owners and Management” for more details.

BOARD EVALUATIONS

Our Corporate Governance Guidelines further require that the Board, acting through the CCGS Committee, conduct a self-evaluation at least annually to determine whether it and its committees are functioning effectively. In addition, our Corporate Governance Guidelines require that each committee conduct an annual self-evaluation to assess its compliance with the requirements of its charter and the Corporate Governance Guidelines, as well as ways in which committee processes and effectiveness may be enhanced.

We are committed to providing transparency about our Board and committee evaluation process. Our Chair of the Board and Chair of the CCGS Committee lead the Board’s self-evaluation process. Each director completes a comprehensive questionnaire evaluating the performance of the Board as a whole and the committees on which the director serves. The directors’ responses are aggregated and anonymized to encourage the directors to respond candidly and to maintain the confidentiality of their responses. The directors’ responses about the performance of the Board as a whole and the committees are summarized and shared with the Board. The annual evaluation process provides the Board with valuable insight regarding areas where the Board believes it functions effectively and, more importantly, areas where the Board believes it can improve.

RELATED PARTY TRANSACTION POLICY AND PROCEDURES

In addition to the provisions of our Code of Conduct and Code of Ethics that deal with conflicts of interest and related party transactions, we have adopted a Related Party Transaction Policy that is designed to confirm our position that related party transactions should be avoided except when they are in our interests and to require that certain types of transactions that may create conflicts of interest or other relationships with related parties are approved in advance by (a) the Board of Directors and (b) the Audit Committee or a committee composed of directors who are independent and disinterested with respect to the matter under consideration. This policy applies to transactions meeting the following criteria:

•	the amount involved will or may be expected to exceed $120,000 in any calendar year;

•	we or any of our subsidiaries would be a participant; and

•

any person who is or was in the current or immediately preceding calendar year an executive officer, director, director nominee, greater than five percent beneficial owner of our Common Stock, or immediate family member of any of the foregoing has or will have a direct or indirect material interest.

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CORPORATE GOVERNANCE

In adopting this policy, the Board reviewed certain types of transactions and deemed them to be pre-approved even if the amount involved exceeds $120,000. These types of transactions include:

•

employment arrangements with executive officers where such executive officer’s employment in that capacity and compensation for serving as an executive officer has been approved by the Board, the Compensation Committee, or another committee of independent directors;

•	director compensation arrangements where such arrangement has been approved by the CCGS Committee and the Board;

•

awards to executive officers and directors under compensatory plans and arrangements pursuant to our 2015 Incentive Plan, the exercise by any executive officer or director of any previously awarded stock option that is exercised in accordance with its terms, and any grants or awards made to any director or executive officer under any other equity compensation plan that has been approved by our stockholders;

•

certain transactions with other companies where a related party has a de minimis relationship (as described in the policy) with the other company and the amount involved in the transaction does not exceed the greater of $1,000,000 or 2% of the other company’s total annual revenue;

•

charitable contributions made by us to a charitable organization where a related party has a de minimis relationship and the amount involved does not exceed the greater of $1,000,000 or 2% of the charitable organization’s total annual receipts and charitable contributions under any matching program maintained by us that is available on a broad basis to employees generally; and

•	other transactions where all security holders receive proportional benefits.

Under the terms of our Related Party Transaction Policy, when considering whether to approve a proposed related party transaction, factors to be considered include, among other things, whether such transaction is on terms no more favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. A copy of our Related Party Transaction Policy is posted on our website. See “Availability of Information” on page 20.

On February 16, 2025, in recognition of potential future marketing benefits to the Company, the Board approved a Film Financing Agreement (the “Film Financing Agreement”) between the Company and Chuck Hull Legacy Media Corp., a film production company co-owned by Charles W. Hull, our Director Emeritus and EVP, Chief Technology Officer, and Mr. Hull’s spouse. The Film Financing Agreement provided for the investment by the Company of $1 million towards the production of a documentary film depicting Mr. Hull in exchange for a twenty-two percent (22%) share of the net proceeds from such film, such share to be adjusted to be proportionate with future financial investments in the film in certain circumstances.

There were no other related party transactions in 2025, other than transaction falling within the standing pre-approvals set forth in our Related Party Transaction Policy.

SUCCESSION PLANNING

We maintain a succession plan for the position of CEO and other executive officers. To assist the Board with this requirement, the CEO annually leads the Board of Directors in a discussion of CEO and senior management succession. The annual review includes an evaluation of the requirements for the CEO and each senior management position and an examination of potential permanent and interim candidates for CEO and other senior management positions.

RISK OVERSIGHT

Consistent with Delaware law, our business is managed by our officers under the direction and oversight of the Board. In this regard, our management, including our corporate officers, is responsible for the day-to-day management of the risks facing us, including macroeconomic, financial, strategic, operational, public reporting, legal, regulatory, political, compliance, organizational, security, and reputational risks. They carry out this responsibility through a coordinated effort among themselves in the management of our business.

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In exercising its oversight responsibilities, as permitted by law, the Board receives and relies on reports and other information provided by management, reviews and approves matters that it is required or permitted to approve by law or our Certificate of Incorporation or By-Laws, and receives information relating to, and inquiries into, such other matters as it deems appropriate, including our strategic outlook, business plans, prospects and performance, succession planning, risk management, cybersecurity, and other matters for which it has oversight responsibility.

The Board carries out its general oversight responsibility both by acting as a whole as well as through its committees. Among other things, the Board periodically reviews our processes for identifying, ranking, and assessing risks that affect our organization as well as the output of those processes. The Board also receives periodic reports from our management on various risks, including risks of the types mentioned facing our businesses, risks presented by transactions that are presented to the Board for approval, and risks arising out of our corporate strategy.

The Board also maintains several standing committees with risk oversight responsibility for various Board functions. Although the Board has ultimate responsibility for overseeing risk, its standing committees perform certain of its risk oversight responsibilities. For example, the Audit Committee engages in ongoing discussions regarding major financial and accounting risk exposures and the process and system employed to monitor and control such exposures. In addition, the Audit Committee engages in periodic discussions with management concerning the process by which risk assessment and management are undertaken, and it exercises oversight regarding the risk assessment and management processes related to, among other things, internal controls, credit, capital structure, liquidity, cybersecurity, and insurance programs. In carrying out these responsibilities, the Audit Committee, among other things, regularly reviews with the Internal Audit Director the audits or assessments of significant accounting and audit risks conducted by Internal Audit personnel based on their audit plan, and the Audit Committee regularly meets in executive sessions with the Internal Audit Director. The Audit Committee also regularly reviews with management our internal control over financial reporting, including any significant deficiencies or material weaknesses. As part of these reviews, the Audit Committee reviews steps taken by management to monitor, control, and mitigate risks. The Audit Committee also regularly reviews with the General Counsel (or other head legal officer) significant legal, regulatory, and compliance matters that could have a material impact on our financial statements or business. Finally, from time to time, executives who are responsible for managing particular risks, such as cybersecurity, report to the Audit Committee on how those risks are being controlled and mitigated.

Other Board committees also exercise responsibility to oversee risk within their areas of responsibility and expertise. For example, as noted in the section entitled “Risk Assessment of Compensation Policies and Practices,” the Compensation Committee oversees risk assessment and management with respect to our compensation policies and practices, and it exercises oversight with respect to our 401(k) plan; the CCGS Committee engages in periodic discussions with our Chief Compliance Officer regarding major environment, health, and safety risks and engages in ongoing discussion with the Chief Compliance Officer and the General Counsel (or other head legal officer) regarding regulatory and compliance matters, including compliance with applicable export controls, government contracts, FDA compliance, and similar governmental regulatory regimes.

In those cases where committees have risk oversight responsibilities, the Chairs of the committees regularly report to the full Board the significant risks facing the Company, as identified by management, and the measures undertaken by management for controlling and mitigating those risks.

RISK ASSESSMENT OF COMPENSATION POLICIES AND PRACTICES

Our Compensation Committee has reviewed our incentive compensation programs, discussed the concept of risk as it relates to our compensation program, considered various mitigating factors, and reviewed these items with its independent consultant, Meridian Compensation Partners, LLC (“Meridian”). In addition, our Compensation Committee asked Meridian to conduct an independent risk assessment of our executive compensation program. Based on these reviews and discussions, the Compensation Committee does not believe our compensation program creates risks that are reasonably likely to have a material adverse effect on our business.

For more information regarding our compensation program, see the section entitled “Compensation Discussion and Analysis” beginning on page 27.

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CORPORATE GOVERNANCE

SUSTAINABILITY

Our mission is to transform manufacturing for a better future by delivering leading additive manufacturing solutions through innovative 3D printing technologies. Innovation is core to who we are and how we work. Our solutions enable customers to meet key product needs and advance their business models.

Guided by our mission, we address risks and consider our impact on climate change, the circular economy, and social, economic, and health challenges globally as we design and execute our sustainability strategy. Our sustainability strategy is organized into four pillars: Empowering Innovation Through Our People, Evolving the Future of Manufacturing, Advancing Customer Solutions, and Upholding Responsible Business Practices.

Empowering Innovation Through Our People

We are focused on empowering innovation through our people to drive industry-leading solutions and maintain a competitive position in additive manufacturing. We leverage core talent strategies to develop our workforce, attract and retain global talent to advance technological innovation, and support engagement of our employees worldwide.

Talent Development: We invest in talent programs to support employees with opportunities to develop, thrive, and connect. Throughout the year, we guide managers and employees in leveraging our talent management processes to further enable effective leadership development and employee feedback through performance reviews, goal setting, and career development planning. We have defined career paths for our employees, including for our highly specialized engineers through our technical fellow program. We enable cross-functional collaboration through global technology summits to bring together diverse expertise across engineering and operations teams to harness the collective problem solving of our teams. In addition, we conduct strategic workforce planning and ongoing reviews of our organizational design to address the evolving needs of our business.

Engagement and Belonging: We are committed to fostering an environment where engagement and belonging are central to how we work across our global teams. We regularly engage with employees to provide updates on our strategic priorities and company progress, as well as solicit feedback through ongoing communications, global all-hands meetings, and business town hall updates. We promote participation in our Employee Resource Groups and site activities across the globe, share educational resources and dedicated space on our Company intranet to celebrate the unique perspectives of colleagues around the world and provide well-being resources for employees on a range of personal and work-related topics. We engage with our local communities and strive to make a positive impact by supporting them through our 3D Gives Back volunteer program.

Operational Health and Safety: We are committed to creating a safe, secure, healthy, and injury-free work environment for our employees, customers, partners, and visitors. Our focus is on reducing significant safety risks and driving a strong safety culture through communication, awareness, and visible leadership. To assist in achieving this commitment, we provide substantial safety training and necessary equipment at all facilities, educating and encouraging our employees to proactively identify and eliminate unsafe actions and conditions. We have additional tailored safety programs in place for those working in potentially high-hazard environments. We monitor injury and illness health and safety metrics across our organization to continually evaluate how our safety programs are meeting the needs of our teams.

Evolving the Future of Manufacturing

We are evolving the future of manufacturing by enabling more efficient, circular, and responsible production. Innovation and speed to market are critical for our customers, and leveraging additive manufacturing capabilities enables our customers to shorten their innovation cycle while managing their environmental impact.

Product and Operator Safety: We prioritize product quality and safety across our design, manufacturing, and end-use operations. We protect printer operators and end consumers through robust equipment safety measures, manufacturing quality systems such as ISO 9001, and comprehensive printer operator training. Compliance with applicable product safety laws and regulations, including RoHS, REACH, TSCA, Prop 65 and WEEE, is maintained across our operations.

Resource Efficiency and Circularity: We support optimizing resource use and managing waste through manufacturing efficiencies, on demand and regionalized production models, and material reuse. Producing parts only when and

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where needed can help our customers reduce on-hand inventory levels, transportation emissions, and logistics costs, while strengthening supply chain resilience. Customers can also reduce part counts through efficient product design and extend product lifespans through durable, reparable, and upgradeable designs. By reducing the constraints of traditional manufacturing, our solutions are designed to enable customers to respond more quickly to changing business needs.

Rapid Innovation: We enable customers to design, test, and iterate efficiently, which can reduce time-to-market, resource consumption, and environmental impact. Our technologies support prototype refinement with less waste and greater precision. Advanced materials and lightweight designs help reduce weight, improve performance, and decrease material usage in customer applications. We regularly enhance our printing platforms to improve accuracy, reduce scrap, and increase manufacturing efficiency.

Advancing Customer Solutions

We provide solutions to empower our customers to address their evolving sustainability priorities. Our unique offerings of hardware, software, materials, and services deliver application-specific solutions supported by our global team of application engineers.

Patient-Centered Healthcare Solutions: Our healthcare solutions enable our customers to support improved patient outcomes while advancing more efficient, personalized, and resource-conscious care. Personalized solutions can help optimize care by reducing surgical time and enhancing comfort, functionality, and clinical accuracy, which may contribute to increased patient satisfaction, well-being, and quality of life. Point-of-care production accelerates care delivery, promotes healthcare accessibility, and reduces resource use by limiting transportation, packaging, and related emissions.

Industrial Climate and Waste Solutions: We deliver advanced additive manufacturing solutions that support sustainable, resilient, and innovative production across industrial markets. Our factory-grade metal and polymer platforms enable reliable, repeatable production while reducing scrap, tooling, and material use and streamlining manufacturing from prototype to full-scale production.

Upholding Responsible Business Practices

We hold ourselves accountable to operate in a responsible and ethical manner, comply with applicable laws and regulations, and adhere to corporate governance standards to sustain the long-term value of our Company. Our corporate governance framework provides oversight of our sustainability program and related initiatives.

Corporate Culture and Integrity: Our commitment to operate responsibly and ethically, and in alignment with strong corporate governance standards, is reflected in the governance structure of our sustainability program. The program is led by our Chief Administrative Officer, and the Board of Directors has delegated oversight to its CCGS Committee. Regular risk assessments inform sustainability-related management action plans and strengthen our Company’s resilience. We reinforce our Code of Conduct through required employee training and an independently operated, confidential 24-hour Open Line for reporting ethics or compliance concerns.

Regulatory Compliance: We maintain centralized compliance programs in areas such as Global Trade, Cybersecurity, and Privacy, which include governance and oversight, policies, training, monitoring, auditing, and processes for investigation and remediation. These programs focus on knowing our customers and end uses, preventing product diversion or misuse, protecting information systems, safeguarding personal data, responsibly handling sensitive information, and promoting business continuity.

Environmental Measures: We are committed to responsibly managing climate impacts, waste, and water use to protect people and the planet. In response to the growing impacts of climate change, we track scope 1, scope 2, and scope 3 greenhouse gas emissions and evaluate opportunities to implement energy efficiency measures, invest in renewable energy solutions, and strengthen our operational resilience. Our waste management approach focuses on minimizing waste generation and maximizing materials that are recycled, reused, or otherwise diverted from landfills, in compliance with all applicable federal and state regulations. Water use is monitored across our operations, and annual assessments of manufacturing facilities help identify exposure to water-stressed or water-scarce locations and opportunities to manage this resource efficiently.

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CORPORATE GOVERNANCE

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors maintains four standing committees: Audit, Compensation, Compliance, Corporate Governance and Sustainability, and Technology Applications. Each Committee Chair meets regularly with management during the year to discuss committee business, shape agendas, and facilitate efficient meetings. The Board Chair, Mr. McClure, attends all committee meetings to serve as a resource and to identify topics requiring the full Board’s attention. In his role as Director Emeritus, Mr. Hull attends meetings of the Technology Applications Committee.

The Board has determined that each member of the Audit, Compensation, Compliance, Corporate Governance and Sustainability, and Technology Applications Committees is independent according to applicable SEC and NYSE requirements and our Corporate Governance Guidelines. In addition, the Board has also determined that each member of the Audit Committee also meets the heightened standards of independence applicable to audit committee members as prescribed by the SEC and that each member of the Compensation Committee meets the heightened standards of independence applicable to compensation committee members as prescribed by the NYSE and is a “non-employee director” for purposes of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Each of the committees operates under a written charter that has been approved by the Board and is posted on our website. Each committee annually reviews its charter and updates its charter as necessary. See “Availability of Information” on page 20 for the availability of each committee charter.

Audit Committee

Members:	Primary Responsibilities:

Claudia N. Drayton, Chair*

Thomas W. Erickson

Kevin S. Moore*

Meetings in 2025: 6

Private sessions with independent registered public accounting firm and Internal Audit Director held at most meetings

* Audit Committee Financial Expert

•

Oversee internal control over financial reporting and auditing, accounting, and financial reporting processes;

•

Oversee the qualifications, independence, performance, engagement retention, and compensation of our independent registered public accounting firm;

•

Oversee disclosure controls and procedures, and internal audit function;

•

Oversee annual independent audit of financial statements;

•

Review and pre-approve audit and permissible non-audit services and fees;

•

Oversee legal, regulatory, and ethical compliance matters;

•

Oversee financial-related risks, enterprise risk management program, and cybersecurity;

•

Oversee the preparation of the Audit Committee Report and related disclosures for the annual proxy statement; and

•

Review and approve related-person transactions.

The “Report of the Audit Committee” is set forth beginning on page 62.

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Compensation Committee

Members:	Primary Responsibilities:

Kevin S. Moore, Chair Claudia N. Drayton Thomas W. Erickson Jim D. Kever Meetings in 2025: 5

•

Oversee the Company’s executive compensation policies, practices, and programs;

•

Review and approve corporate goals and objectives for compensation, evaluate performance (along with full Board), and determine compensation for the CEO;

•

Review the performance, and determine the compensation, of all other executive officers and each direct report of the CEO;

•

Review and advise on management succession planning;

•

Approve and oversee equity-related incentive plans and executive bonus plans;

•

Review compensation policies and practices as they relate to risk management practices;

•

Oversee human capital management, including the Company’s culture and diversity and inclusion programs and initiatives; and

•

Oversee the preparation of the “Compensation Committee Report” and related disclosures for the annual proxy statement.

The “Compensation Committee Report” is set forth on page 45.

Compensation Committee Interlocks and Insider Participation

None of our current executive officers served during 2025 as a director of any entity with which any of our outside directors is associated or whose executive officers served as one of our directors, and none of the members of the Compensation Committee has been an officer or employee of the Company or any of our subsidiaries.

Retainer of Independent Compensation Consultant

The Compensation Committee has sole authority to retain, compensate, and terminate a compensation consultant to assist it in the evaluation of CEO or senior executive compensation. The Compensation Committee retained Meridian as its independent compensation consultant with respect to the Company’s 2025 executive compensation program. Meridian does not provide any other services to the Company, and the Compensation Committee has determined, based on its assessment of the relevant factors set forth in the applicable SEC rules, that Meridian’s work for the Compensation Committee does not raise any conflict of interest. For additional information on the role of the compensation consultant in setting executive compensation see “Executive Compensation—Compensation Discussion and Analysis—Compensation Consultant” and “Compensation Peer Group” on page 32.

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CORPORATE GOVERNANCE

Compliance, Corporate Governance and Sustainability Committee

Members: Malissia R. Clinton, Chair Dr. Vasant Padmanabhan Dr. John J. Tracy Meetings in 2025: 5

Primary Responsibilities:

•

Oversee the composition, structure, and evaluation of the Board and its committees;

•

Identify and recommend qualified candidates for election to the Board;

•

Establish procedures for director candidate nomination and evaluation;

•

Assist the Board in determining the independence of the Board nominees;

•

Oversee corporate governance policies and practices, including Corporate Governance Guidelines and Code of Conduct;

•

Lead annual reviews of the performance of the Board and its committees; and

•

Review and recommend to Board compensation programs for directors; and Monitor strategy, policies, performance, and reporting related to the Company’s management of environmental, social, and governance (ESG) issues.

Technology Applications Committee

Members: Dr. John J. Tracy, Chair Dr. Vasant Padmanabhan Charles G. McClure, Jr. Meetings in 2025: 4

Primary Responsibilities:

•

Oversee the Company’s technology strategy and approach, including its impact on performance, growth, and competitive position;

•

Review the Company’s technology capabilities and intellectual property and provide guidance on its technology and innovation strategy;

•

Oversee technical workforce and its suitability for meeting needs, including engineering leadership, and the development and succession planning process for critical technology experts;

•

Oversee the Company’s research and development expenditure plans; and

•

Oversee the Company’s technology initiatives and investments, including through acquisitions and other business development activities.

AVAILABILITY OF INFORMATION

Our corporate governance guidelines, practices, and policies are available on our website at investor.3dsystems.com/governance, including the following documents:

•	Amended Certificate of Incorporation

•	Amended and Restated By-Laws

•	Code of Conduct

•	Code of Ethics

•	Clawback Policy

•	Corporate Governance Guidelines

•	Policy Statement Governing Insider Trading
•	Policy and Procedure for Stockholders Nominees to the Board

•	Related Party Transaction Policy and Procedures

•	Audit Committee Charter

•	Compensation Committee Charter

•	Compliance, Corporate Governance and Sustainability Committee Charter

•	Technology Applications Committee Charter

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Our ESG policies and practices documents are available on our website at www.3dsystems.com/make-an-impact, including the following documents:

•	Environmental, Health, and Safety Policy

•	Water Policy

•	Waste Management Practices
•	Human Rights and Labor Rights Policy

•	Anti-Human Trafficking Policy

•	Conflict Minerals Policy

Information on, or that can be accessed through, our website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into any other filings we make with the SEC.

DIRECTOR COMPENSATION

We use a combination of cash and equity-based compensation to attract and retain qualified candidates to serve on our Board of Directors. In setting director compensation, we consider the significant amount of time that our directors expend in fulfilling their duties, the skill level required by us of members of our Board, and the overall level and mix of compensation compared to industry- and size-relevant peers by referencing data compiled by the Compensation Committee’s independent compensation consultant.

Director Compensation for 2025

The following table sets forth information concerning all compensation of each of our non-employee directors for their services as a director during the year ended December 31, 2025.

	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	All Other Compensation ($)	Total ($)
Malissia R. Clinton	165,000	53,487	—	218,487
Claudia N. Drayton	180,000	67,731	—	247,731
Thomas W. Erickson	165,000	53,487	—	218,487
Jim D. Kever	150,000	53,487	—	203,487
Charles G. McClure, Jr.	335,000	53,487	—	388,487
Kevin S. Moore	180,000	53,487	—	233,487
Vasant Padmanabhan	165,000	53,487	—	218,487
John J. Tracy	180,000	53,487	—	233,487

(1)

Represents the aggregate grant date fair value of the stock awards granted in 2025 to each non-employee director computed in accordance with stock-based compensation accounting rules (Financial Accounting Standards Board (“FASB”) ASC Topic 718). The amounts in this column reflect the award of 29,069 shares of Common Stock made to each director in office as their annual equity award under the 2015 Incentive Plan on June 11, 2025, or in the case of Ms. Drayton, September 16, 2025. The value of the restricted stock awards was determined by multiplying the number of shares awarded by the closing price of our Common Stock on the date of grant ($1.84 per share on June 11, 2025 and $2.33 per share of September 16, 2025).

2026 PROXY STATEMENT	21

CORPORATE GOVERNANCE

Director Fees

Director compensation is set by the Board, based upon the recommendation of the CCGS Committee through the periodic review and approval of the Non-Employee Director Compensation Policy. We pay the following cash compensation to our non-employee directors:

Annual Retainers to Non-Employee Directors	Chair		Member
Board of Directors	$250,000	(1)	$50,000
Audit Committee	$30,000		$15,000
Compensation Committee	$30,000		$15,000
CCGS Committee	$30,000		$15,000
Technology Applications Committee	$30,000		$15,000

(1)	The Chair of the Board of Directors does not receive fees for service on any committee.

Non-employee directors also receive annual equity awards. We also reimburse directors for their expenses for attending meetings of the Board of Directors or its committees.

Dr. Graves, who is an employee of the Company, received no additional compensation for service as a director in 2025.

22	2026 PROXY STATEMENT

CORPORATE GOVERNANCE

Director Equity Awards

Pursuant to the Non-Employee Director Compensation Policy, each non-employee director of the Company who is continuing as a director following the date of the annual meeting receives an annual equity award in the form of shares of restricted stock having a value of $150,000 in total value under the 2015 Incentive Plan, with the number of shares of restricted stock to be issued being determined based on the closing sale price of the Company’s common stock on the date of grant. In addition, new directors, upon their election to the Board, receive an immediately vested restricted stock award equal to such number of shares having a value equal to $75,000 and a prorated annual award for the year in which he or she is elected to the Board. All shares of Common Stock issued to directors as compensation for their services as directors are fully vested when issued.

In 2025, in recognition of the Company’s depressed stock price and to conserve shares under the 2015 Incentive Plan, the Board determined that in lieu of the usual annual equity award described above, each director would receive an award of 29,069 shares of the Company’s common stock, and a cash payment of $85,000. The share awards were granted on June 11, 2025, with the exception of Ms. Drayton, who was awarded her shares on September 16, 2025.

Stock Ownership and Holding Requirements for Non-Employee Directors

Consistent with the Board-adopted Qualifications for Nomination to the Board (publicly disclosed as Addendum A to the CCGS Committee Charter), each non-employee director is expected to hold during his or her term of office a meaningful number of shares of Common Stock. As such, our Corporate Governance Guidelines require our non-employee directors to acquire and maintain an equity stake in the Company with a minimum value equivalent to five times the annual cash retainer paid to non-employee directors (as set forth in the Non-Employee Director Compensation Policy) within 5 years of joining the Board.

Non-employee directors are required to retain all shares of Common Stock that have been awarded to them under the 2015 Incentive Plan until the minimum holding requirement is met; however, each may sell up to 50% of the shares of Common Stock covered by any award to satisfy any tax obligation arising from such grant or grants. In addition, non-employee directors are required to retain all shares of Common Stock that were awarded to them under the 2004 Restricted Stock Plan for Non-Employee Directors (which was depleted in 2019) as long as they remain a director of the Company; however, they may (a) sell up to 50% of an award to cover the tax obligation arising from such grant or grants and (b) make certain transfers of shares received under the 2004 Restricted Stock Plan for Non-Employee Directors to members of their immediate family or to a trust or other form of indirect ownership established by the director for his or her benefit or for the benefit of the members of his or her immediate family.

Shares for the purposes of determining compliance with our stock ownership policy are defined as Common Stock held outright (by the director or his or her spouse), restricted stock units, restricted stock awards, and shares or share equivalents held in a Company savings plan or deferred compensation plan. Stock options, stock appreciation rights, and PSUs are excluded from the definition of shares.

All directors currently comply with their respective ownership requirements or are retaining 50% of all net shares (post-tax) that vest until they achieve their minimum share ownership requirement.

DEFERRED DIRECTOR FEES

In December 2022, the Board adopted the 3D Systems Corporation Non-Employee Director Deferral Plan to allow non-employee directors to defer receipt of all or a portion of their equity compensation in a tax efficient manner.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 23, 2026, the number of outstanding shares of Common Stock beneficially owned:

•	by each person known to us to be the beneficial owner of more than five percent of our Common Stock;

•	by each current director and nominee for director and each of our NEOs; and

•	by all of our directors and executive officers as a group.

2026 PROXY STATEMENT	23

CORPORATE GOVERNANCE

Except as otherwise indicated in the footnotes to the table, and subject to any applicable community property laws, each person has the sole voting and investment power with respect to the shares beneficially owned. The address of each person listed is in care of 3D Systems Corporation, 333 Three D Systems Circle, Rock Hill, South Carolina 29730, unless otherwise noted.

	Number of Shares Beneficially Owned
Name of Beneficial Owner	Number of Shares	Percentage of Shares Owned(1)
5% Holders
State Street Investment Management(2)	11,359,707	7.78%
BlackRock, Inc.(3)	9,574,172	6.56%
Bank of Nova Scotia(4)	7,576,088	5.19%
NEOs and Directors
Jeffrey A. Graves(5)	1,035,117	*
Jeffrey Creech	40,991	*
Phyllis Nordstrom(6)	85,925	*
Reji Puthenveetil(7)	298,746	*
Joseph Zuiker(8)	108,455	*
Charles Hull(9)	924,385	*
Malissia Clinton	154,938	*
Claudia Drayton(10)	128,638	*
Thomas Erickson	349,447	*
Jim Kever	514,919	*
Charles McClure	182,117	*
Kevin Moore(11)	1,690,310	1.16%
Vasant Padmanabhan	147,184	*
John Tracy	180,711	*
All executive officers and directors as a group (14 persons)(12)	5,841,883	3.99%

*	Less than one percent

(1)

Percentage ownership is based on the number of shares of Common Stock outstanding and entitled to vote as of March 23, 2026, the record date for the Annual Meeting. Common Stock numbers include, with respect to the stockholder in question, Common Stock which the stockholder could acquire within 60 days of the record date.

(2)	As of December 31, 2025 based on 13F filings. The address for this beneficial owner is 1 Congress Street, Boston, Massachusetts, 02114.

(3)

BlackRock, Inc. filed a Schedule 13G/A on October 7, 2024, indicating that it has sole voting power over 10,177,852 of these shares and sole dispositive power over 10,426,934 of these shares. The address for this beneficial owner is 50 Hudson Yards, New York, NY 10001.

(4)

Bank of Nova Scotia filed a Schedule 13G/A on February 3, 2026, indicating that it has sole voting power over 7,576,088 of these shares and sole dispositive power over 7,576,088 of these shares. The address for this beneficial owner is 40 Temperance Street, Toronto, Ontario, Canada M5H 0B4.

(5)

Consists of (a) 889,391 shares of Common Stock that Dr. Graves holds directly and (b) 145,726 shares of restricted stock subject to time-based vesting conditions which lapse within 60 days of the record date. Excludes 184,824 PSUs, which may be earned within 60 days of the record date upon the achievement of certain TSR over the applicable three-year performance period.

(6)

Consists of (a) 40,991 shares of Common Stock that Ms. Nordstrom holds directly and (b) 44,934 shares of restricted stock subject to time-based vesting conditions which lapse within 60 days of the record date. Excludes 48,638 PSUs, which may be earned within 60 days of the record date upon the achievement of certain TSR over the applicable three-year performance period.

24	2026 PROXY STATEMENT

CORPORATE GOVERNANCE

(7)

Consists of (a) 243,003 shares of Common Stock that Mr. Puthenveetil holds directly, and (b) 55,743 shares of restricted stock subject to time-based vesting conditions which lapse within 60 days of the record date. Excludes 65,661 PSUs, which may be earned within 60 days of the record date upon the achievement of certain TSR over the applicable three-year performance period.

(8)

Consists of (a) 70,181 shares of Common Stock that Dr. Zuiker holds directly and (b) 38,274 shares of restricted stock subject to time-based vesting conditions which lapse within 60 days of the record date. Excludes 43,774 PSUs, which may be earned within 60 days of the record date upon the achievement of certain TSR over the applicable three-year performance period.

(9)

Consists of (a) 567,076 shares of Common Stock that Dr. Hull holds directly, (b) 336,515 shares held by the Charles William Hull and Charlene Antoinette Hull 1992 Revocable Living Trust for which Dr. Hull serves as trustee, and (c) 20,794 shares of restricted stock subject to time-based vesting conditions which lapse within 60 days of the record date. Excludes 29,182 PSUs, which may be earned within 60 days of the record date upon the achievement of certain TSR over the applicable three-year performance period.

(10)	Consists of (a) 27,438 shares of Common Stock that Ms. Drayton holds directly and (b) 101,200 shares of Common Stock that have been deferred pursuant to the Director Compensation Deferral Plan.

(11)

Consists of (a) 134,003 shares of Common Stock that Mr. Moore owns directly, (b) 137,693 shares of Common Stock held in the name of Kevin S. Moore, Trustee, The Kevin Scott Moore 2011 Revocable Living Trust dated September 13, 2011, and (c) 1,418,614 shares beneficially owned by The Clark Estates, Inc., with respect to which Mr. Moore disclaims beneficial ownership as well as any pecuniary interest.

(12)

Consists of (a) 5,507,343 shares of Common Stock that this group holds directly, (b) 305,471 shares of restricted stock subject to time-based vesting conditions which lapse within 60 days of the record date, and (c) 101,200 shares of Common Stock deferred pursuant to the Director Compensation Deferral Plan.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our executive officers and directors and any person owning 10 percent or more of the outstanding shares of our Common Stock to file reports with the SEC to report their beneficial ownership of and transactions in our securities and to furnish us with copies of those reports. Based upon a review of those reports submitted to us, no executive officer, director, or 10 percent beneficial owner failed to file, on a timely basis, the reports required by Section 16(a) of the Exchange Act for the year ended December 31, 2025, with the exception of one Form 4 filed late by each of Messrs. Graves, Creech, Puthenveetil, Zuiker, Hull and Wright, and Ms. Nordstrom on April 11, 2025 with respect to restricted stock award grants due to an administrative error.

2026 PROXY STATEMENT	25

EXECUTIVE COMPENSATION MATTERS

PROPOSAL 2: Approval, on an Advisory Basis, of the Compensation Paid to Our Named Executive Officers in 2025

We are asking our stockholders to approve, on an advisory basis, the compensation of our named executive officers (“NEOs”) as described in this Proxy Statement, including the section entitled “Compensation Discussion and Analysis” and the accompanying compensation tables and the related narrative discussion. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our NEO’s compensation.

As described in detail under the heading “Compensation Discussion and Analysis,” we design our executive compensation program and pay executive compensation in order to, among other things, attract, motivate, and retain the key executives who drive our success and industry leadership. Compensation that reflects performance and alignment of that compensation with the interests of long-term stockholders are key principles that underlie our compensation program design. Please read the “Executive Compensation Matters” section of this Proxy Statement, including the “Compensation Discussion and Analysis” section, for additional details about our executive compensation program, including information about the 2025 compensation of our NEOs.

The say-on-pay vote is advisory, and, therefore, not binding on the Company, the Compensation Committee, or our Board of Directors. However, the Compensation Committee and our Board value the views of our stockholders and will carefully review and consider the voting results for this proposal when evaluating our executive compensation program and making future executive compensation decisions.

Our stockholders last approved an annual say-on-pay frequency at our 2023 Annual Meeting, and, as a result, our Board has adopted a policy of holding an annual say-on-pay vote until the next vote on the frequency of say-on-pay votes at the 2029 Annual Meeting.

The affirmative vote of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote is required to approve this proposal. Abstentions from voting on this proposal will have the same effect as a vote against this proposal. Broker non-votes will not be treated as votes cast on this matter and therefore will not have any effect on determining the outcome.

The Board of Directors unanimously recommends you vote FOR the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement.

26	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION MATTERS

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) provides detailed information about our executive compensation program and the factors considered in making compensation decisions for the current and former executive officers, as set forth in our Summary Compensation Table below (the “named executive officers” or “NEOs”).

OUR NAMED EXECUTIVE OFFICERS FOR 2025

Name	Title
Dr. Jeffrey A. Graves	President, Chief Executive Officer and Director
Phyllis Nordstrom(1)	Executive Vice President, Chief Financial Officer and Chief Administrative Officer
Jeffrey Creech(2)	Former Executive Vice President and Chief Financial Officer
Reji Puthenveetil	Executive Vice President, Additive Solutions and Chief Commercial Officer
Joseph Zuiker	Executive Vice President, Engineering and Operations
Charles Hull	Executive Vice President, Chief Technology Officer

1

On March 23, 2026, Ms. Nordstrom was appointed the Company’s Executive Vice President, Chief Financial Officer and Chief Administrative Officer, assuming the CFO role on a permanent basis. On August 20, 2025, Ms. Nordstrom was appointed the Company’s Interim Chief Financial Officer, in addition to her then current roles of Executive Vice President, Chief People Officer and Chief Administrative Officer.

2

Mr. Creech resigned his role within the Company, effective August 29, 2025, to pursue other career opportunities. Mr. Creech remained employed by the Company in a non-executive role until September 12, 2025.

2026 PROXY STATEMENT	27

EXECUTIVE COMPENSATION MATTERS

COMPENSATION CONSIDERATIONS

Sound Pay Practices

Below we highlight certain of our key practices that we consider good governance features of our executive compensation program.

EXECUTIVE COMPENSATION PROGRAM FEATURES

Executive Compensation Program Includes

•

Maintain an Independent Compensation Committee — Our Compensation Committee consists solely of independent directors who establish our compensation practices.

•

Retain an Independent Compensation Advisor — Our Compensation Committee has engaged its own compensation consultant to provide information, analysis and other advice on executive compensation independent of management.

•

Stockholder Engagement — We regularly engage with our stockholders on our compensation program and implement enhancements based on feedback received.

•

Limits on Maximum Payouts under Incentive Plans — In 2025, our annual bonus program was capped at 150% of target opportunity and our performance-share units were capped at 200% of target opportunity.

•

Transparent Disclosure of Incentive Plan Targets and Achievement — We disclose performance measures, metrics and results used to determine both annual bonuses and performance-share unit awards.

•

Compensation At-Risk — Our executive compensation program is designed so that a significant portion of the compensation of our executive officers is “at risk” based on corporate performance, to align the interests of our executive officers and stockholders. This “at risk” compensation included annual bonuses, restricted stock awards and performance-share units awarded in fiscal year 2025, which are discussed in additional detail below.

•

Stock Ownership Guidelines — We maintain minimum stock ownership guidelines and stock holding requirements applicable to our executive officers and the non-employee independent members of our Board. As of December 31, 2025, each of our executive officers had either satisfied such guidelines, had time remaining to do so under the guidelines, or are retaining 50% of all net shares (post-tax) that vest until achieving their minimum share ownership requirement.

•

Compensation Recovery (“Clawback”) Policy — Our clawback policy provides for recoupment of performance-based compensation in connection with restatements of financial results that reduce previously earned payouts, regardless of individual culpability, in compliance with the NYSE’s new rules.

•

Conduct an Annual Stockholder Advisory Vote on NEO Compensation — We conduct an annual stockholder advisory vote on the compensation of our NEOs. Our Board considers the results of previous advisory votes during the course of its deliberations on executive compensation.

28	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION MATTERS

EXECUTIVE COMPENSATION PROGRAM FEATURES

•

Compensation-Related Risk Assessment — We conduct regular risk assessments of our compensation programs and practices, and a full risk assessment was completed by our independent compensation consultant during fiscal year 2025 and reviewed by our Compensation Committee. We structure our executive compensation programs to try to minimize the risk of inappropriate risk-taking by our NEOs.

•

“Double-Trigger” Change in Control Arrangements — We have established “double- trigger” change-in-control severance agreements with each of our NEOs.

Executive Compensation Program Does Not Include or Prohibits

•

Excise Tax Gross-Ups — We do not offer our NEOs excise tax gross-ups on severance or change-in-control payments.

•

Defined Benefit Retirement Plans — We do not currently offer, nor do we have plans to offer, defined benefit pension plans or any non-qualified deferred compensation plans or arrangements to our NEOs other than arrangements that are available generally to all employees. Our NEOs are eligible to participate in our 401(k) retirement plan on the same basis as our other employees.

•

Hedging or Pledging of Company Securities — Our Policy Statement Governing Insider Trading prohibits any director, officer, employee or consultant of the Company from engaging in hedging activity and also prohibits any director or officer from holding Company securities in a margin account or pledging securities as collateral for a loan.

•

Stock Option Re-pricing — We do not permit options to purchase shares of our Common Stock to be repriced to a lower exercise price without the approval of our stockholders.

Compensation Philosophy

Our compensation philosophy is centered on pay for performance to drive long-term value for our stockholders. We believe that deep industry experience and technical knowledge is essential to our ability to innovate and provide full-service solutions to our customers and that the expertise of our executives and employees are critical factors to the Company’s success. The competition for talent across the industries in which we operate is intense, and we maintain focus on attracting, rewarding, and retaining a highly qualified executive team. Our executive compensation program and practices reflect the Board’s commitment to strong corporate governance and the recognition of achievements that create sustainable Company value.

We pursue this philosophy by designing our executive compensation program according to the following principles:

•

Alignment with long-term stockholders’ interests. We believe our executives’ interests are more directly aligned with our stockholders’ interests when compensation programs emphasize an appropriate balance of short- and long-term financial performance, are impacted by our stock price performance and require meaningful ownership of our stock.

•

Market competitive at target performance levels. We believe an executive’s total compensation should be competitive at the target performance level in order to attract qualified executives, motivate performance and retain, develop and reward executives with the abilities and skills needed to foster long-term value creation.

•

Achievement of financial goals and strategic objectives. We believe an effective way to create value over the long term is to make a significant portion of an executive’s overall compensation dependent on the achievement of our short- and long-term financial goals and strategic objectives and on the value of our stock.

2026 PROXY STATEMENT	29

EXECUTIVE COMPENSATION MATTERS

•

Reward superior performance. We believe that although an executive’s total compensation should be tied to the achievement of financial goals and strategic objectives and should be competitive at the target performance level, performance that exceeds target should be appropriately rewarded. We also believe there should be downside risk of below-target payouts if our financial performance is below target and if we do not achieve our financial goals and strategic objectives.

•

Incorporate evolving marketplace risks and trends. We believe that as our industry evolves and our opportunities for competitive business advantages change over time, we must likewise evolve in order to continue to create value. Our compensation programs must be tailored to our strategic priorities (which may require changing the performance measures in our incentive plans) and our current outlook (which may impact how we calibrate incentive plan payouts to various levels of performance).

The key elements of our compensation programs for our NEOs include:

Compensation Component	Form	Description	Period	Purpose
Base Salary	Cash	The only fixed element of total compensation	One-Year	Provide a competitive fixed rate of pay relative to similar positions in the market Enable the Company to attract and retain critical executive talent

Short-Term Incentives	Cash or Stock Awards	Annual award tied to the achievement of Company financial goals	One-Year	Focus NEOs on achieving progressively more challenging short-term performance goals that align with the Company’s annual operating plan and result in long-term value creation
Long-Term Incentives	Performance Share Units (“PSUs”) (50%)	Equity- denominated awards that vest based on attainment of performance goals	Three-year cliff vest to the extent performance goals are achieved	Rewards achievement of longer-term goals Foster alignment between longer-term stockholder value creation and financial rewards

	Restricted Stock Awards (50%)	Equity- denominated awards that vest based on service	Vest in equal installments over three- years	Fosters retention and ownership culture

Chief Executive Officer Reported Target Compensation vs. Realized + Realizable Compensation

A significant percentage of the compensation program of our NEOs, including our CEO, is performance-based and/or at-risk. The table below details differences between target total direct compensation and the sum of realized and realizable compensation for each of fiscal years 2023, 2024 and 2025. The information provided in the table below is intended to supplement, not replace, the information contained in the Summary Compensation Table regarding our CEO’s compensation for fiscal years 2023, 2024 and 2025, as presented and calculated in compliance with SEC rules.

30	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION MATTERS

Compensation Component	2023			2024			2025			2023 - 2025 Total
	(A)	(B)		(A)	(B)		(A)	(B)		(A)	(B)
	Target Total Direct Compensation	Realized + Realizable Compensation	(B) as a % of (A)	Target Total Direct Compensation	Realized + Realizable Compensation	(B) as a % of (A)	Target Total Direct Compensation	Realized + Realizable Compensation	(B) as a % of (A)	Target Total Direct Compensation	Realized + Realizable Compensation	(B) as a % of (A)
Salary	$849,800	$849,800	100%	$849,800	$849,800	100%	$849,800	$849,800	100%	$2,549,400	$2,549,400	100%
Short-Term Incentives	$850,000	$0	0%	$850,000	$0	0%	$850,000	$0	0%	$2,550,000	$0	0%
Long-Term Incentives	$5,268,229	$462,384	9%	$1,252,062	$467,767	37%	$1,281,814	$438,841	34%	$7,802,105	$1,368,992	18%
Total Direct Compensation	$6,968,029	$1,312,184	19%	$2,951,862	$1,317,567	45%	$2,981,614	$1,288,641	43%	$12,901,505	$3,918,392	30%

The sum of realized and realizable compensation over these three years is only 30% of target total direct compensation, demonstrating the sensitivity of our compensation program to achievement of performance goals and its alignment with the stockholder experience over this time period.

For purposes of the above table, terms are defined as follows:

Compensation Component	Target Total Direct Compensation	Realized Compensation	Realizable Compensation
Salary	As reported in each year’s Summary Compensation Table.	As reported in each year’s Summary Compensation Table.	—
Short-Term Incentives	Targeted amount, as reported under “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” in each year’s Grant of Plan-Based Awards Table.	Amounts actually paid, as reported in the “Non-Equity Incentive Plan Compensation” column in each year’s Summary Compensation Table.	—
Long-Term Incentives	The grant date fair value of awards, as reported in each year’s Summary Compensation Table.	For Restricted Stock Awards granted in 2023, 2024 or 2025 that have vested as of 12/31/25, the number of shares vested multiplied by the closing price of our stock on the date of vesting.

For Restricted Stock Awards granted in 2023, 2024 or 2025 that have not vested as of 12/31/25, the number of shares that have not yet vested multiplied by the closing price of our stock on 12/31/25 ($1.77).

For PSUs granted in 2023, 2024 or 2025 that have not vested as of 12/31/25, the number of shares that would be earned if performance- based criteria were assessed as of 12/31/25 multiplied by our closing price on 12/31/25 ($1.77). Based on that assessment, none of these PSUs would have been earned.

2026 PROXY STATEMENT	31

EXECUTIVE COMPENSATION MATTERS

Key Compensation Actions in 2025

Our Compensation Committee, which consists entirely of independent directors, sets the compensation of our NEOs. For 2025, the Compensation Committee took the following actions with respect to the compensation of our NEOs:

•	Reviewed the base salaries for our NEOs as part of our standard annual review cycles, maintaining a flat salary for Dr. Graves and approving merit increases ranging from 0% to 5% for our other NEOs.

•

Approved a temporary increase of $15,000 to Ms. Nordstrom’s monthly salary, effective as of August 30, 2025, in connection with the expansion of her responsibilities in assuming the additional role of Interim Chief Financial Officer.

•

Approved a one-time restricted stock award of shares of the Company’s common stock with a value of $800,000 for Ms. Nordstrom in August 2025, which will vest ratably over three years on each anniversary of the date of grant, subject to her continued employment, in connection with the expansion of her responsibilities in assuming the additional role of Interim Chief Financial Officer.

•	Reviewed the 2025 Annual Bonus Program percentage of base salary targets for our NEOs, maintaining the target percentages from 2024 for all NEOs.

•	Approved Annual Bonus Program metrics for 2025, weighting funding of the bonus program pool 50% towards revenue achievement and 50% towards adjusted EBITDA achievement for all NEOs.

•	Awarded no bonus payout to any NEO under the 2025 Annual Bonus Program based on the Company’s 2025 performance against established revenue and adjusted EBITDA metrics.

•

Approved Long-Term Incentive (“LTI”) compensation, comprising restricted stock awards (50% weighting) and performance share unit awards (50% weighting) to provide strong links to long-term stockholder value creation and promote alignment with investors.

Compensation Consultant

For 2025, the Compensation Committee directly engaged Meridian Compensation Partners, LLC (“Meridian”) and considered its guidance in the establishment of the 2025 executive compensation program. Meridian provided no services to the Company other than to the Compensation Committee.

Based on its consideration of the various factors set forth in the rules promulgated by the SEC and the NYSE, the Compensation Committee has determined that the work performed by Meridian did not raise any conflict-of-interest concerns.

Compensation Peer Group

In October 2024, Meridian assisted the Compensation Committee in developing a peer group to serve as a market reference for establishing and evaluating the 2025 compensation programs for our NEOs. This 2025 peer group was composed of 16 publicly traded, industry-specific companies. These companies were selected after considering:

•	quantitative criteria, including revenue size and growth, margins, market capitalization, headcount and R&D expenditures;

•	qualitative criteria, including service and product offerings and end markets served; and

•	likely competitors for executive talent.

In reviewing potential peers, the Committee noted that the additive manufacturing sector is a unique space with a relatively small number of similar competitors. In addition, the uniqueness of our industry-specific application expertise for advanced industrial and healthcare applications yields an even smaller pool of experienced human capital among additive manufacturing companies. As a result, we compete to attract and retain talent among that group regardless of revenue and market capitalization.

32	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION MATTERS

Relative to the 2024 peer group, the Committee opted to remove Altair Engineering and Novanta, the two largest prior peers with respect to market capitalization. The Committee also removed Desktop Metal due to declining revenue and market capitalization, and Avid Technology following its acquisition by Symphony Technology Group. The Committee added three new peers that were each smaller than the 2024 peer group median size with respect to both revenue and market capitalization: (1) FARO Technologies, a provider of 3D measurement, imaging and realization solutions, (2) Kornit Digital, a provider of digital printing solutions for the textiles sector and (3) Xometry, providing an online marketplace for 3D printing and Computer Numerical Control manufacturing.

Our 2024 peer group and 2025 peer group are depicted in the table below, along with our own positioning relative to peers with respect to trailing twelve months revenue and one-year average market cap at time of selection:

Trailing Twelve Months Revenue in Millions								1-Year Average Market Cap in Millions

2024 Peer Group				2025 Peer Group				2024 Peer Group				2025 Peer Group

	Peer	Value	Percent Rank		Peer	Value	Percent Rank		Peer	Value	Percent Rank		Peer	Value	Percent Rank

	CONMED	$1,276	100%		CONMED	$1,276	100%	-	Altair Engineering	$8,053	100%		AeroVironment	$5,579	100%

	LivaNova	$1,210	94%		LivaNova	$1,210	94%	-	Novanta	$6,336	94%		ESCO Technologies	$3,307	94%

	ESCO Technologies	$1,001	88%		ESCO Technologies	$1,001	88%		AeroVironment	$5,579	88%		LivaNova	$2,852	88%

-	Novanta	$900	81%		Rogers	$861	81%		ESCO Technologies	$3,307	81%		Tandem Diabetes Care	$2,779	81%

	Rogers	$861	75%		Mercury Systems	$835	75%		LivaNova	$2,852	75%		CONMED	$2,305	75%

	Mercury Systems	$835	69%		Varex Imaging	$833	69%		Tandem Diabetes Care	$2,779	69%		Mercury Systems	$2,231	69%

	Varex Imaging	$833	63%		Tandem Diabetes Care	$796	63%		CONMED	$2,305	63%		Rogers	$2,050	63%

	Tandem Diabetes Care	$796	56%		AeroVironment	$754	56%		Mercury Systems	$2,231	56%	+	Kornit Digital	$1,258	56%

	AeroVironment	$754	50%		Stratasys	$601	50%		Rogers	$2,050	50%	+	Xometry	$926	50%

-	Altair Engineering	$627	44%		Proto Labs	$509	44%		Proto Labs	$740	44%		Proto Labs	$740	44%

	Stratasys	$601	38%	+	Xometry	$502	38%		Stratasys	$579	38%		Stratasys	$579	38%

	Proto Labs	$509	31%		3D Systems	$455	31%		nLIGHT	$521	31%		nLIGHT	$521	31%

	3D Systems	$455	25%	+	FARO Technologies	$352	25%		Varex Imaging	$487	25%		Varex Imaging	$487	25%

	Vishay Precision Group	$334	19%		Vishay Precision Group	$334	19%		3D Systems	$386	19%		3D Systems	$386	19%

	AngioDynamics	$304	13%		AngioDynamics	$304	13%		Vishay Precision Group	$338	13%	+	FARO Technologies	$372	13%

	nLIGHT	$198	6%	+	Kornit Digital	$208	6%		AngioDynamics	$311	6%		Vishay Precision Group	$338	6%

-	Desktop Metal	$175	0%		nLIGHT	$198	0%	-	Desktop Metal	$156	0%		AngioDynamics	$311	0%

-	Avid Technology	n/a	n/a					-	Avid Technology	n/a	n/a

Notes:
Data source: S&P Capitallq
“-” = removed
“+” = added
“n/a”= Not available; Avid Technology taken private by Symphony Technology Group in November 2023

The Compensation Committee uses peer group data as a reference point (if available for a comparable position) and/or other compensation market data, including surveys such as the Radford Global Compensation Database. Relative to compensation market data, the Compensation Committee targets each element of executive compensation generally near the 50th percentile. Variation in competitive positioning for an executive will occur based on various factors including experience, the scope and complexity of the executive’s position relative to what is typical in the market, tenure, and other contributions.

Say-on-Pay

We provide stockholders with an advisory vote (“say-on-pay”) on the compensation of our NEOs. We currently hold this say-on-pay vote on an annual basis. Our say-on-pay proposal received average support of 93% of votes cast over our last five Annual Meetings, including 89% at the 2025 Annual Meeting. Accordingly, in determining 2025 compensation, the Compensation Committee continued to emphasize our “pay-for-performance” philosophy and generally maintained the compensation elements and objectives used in prior years, while shifting the roster of performance metrics in our PSUs to emphasize alignment of payouts with absolute total stockholder return (“aTSR”). The Compensation Committee will consider the results of future advisory votes on executive compensation as our compensation philosophy continues to evolve and compensation decisions are made each year.

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EXECUTIVE COMPENSATION MATTERS

DETERMINING EXECUTIVE COMPENSATION

The Compensation Committee is responsible for setting the compensation of all officers of the Company subject to Section 16 of the Exchange Act (“executive officers”) and each direct report of the CEO, including the NEOs. For additional information about the responsibilities of the Compensation Committee, see “Corporate Governance at 3D Systems—Committees of the Board—Compensation Committee.”

In determining our CEO’s compensation, during the first quarter of each year the Compensation Committee discusses the CEO’s self-evaluation with him and then, after receiving the views of other independent directors, evaluates his performance and reviews its evaluation with him. Based on that evaluation and review, in conjunction with consideration of the Company’s performance (including stockholder returns) and competitive market data specific to our peer group as compiled by Meridian, the Compensation Committee determines the CEO’s compensation and personal annual objectives for the coming calendar year. Our CEO is excused from meetings of the Compensation Committee and the independent members of the Board during voting or deliberations regarding his compensation. As part of this process, the Compensation Committee approves the amount of any annual incentive compensation to be paid to the CEO with respect to the preceding calendar year, approves the amount of any adjustments to be made to his annual salary for the current year, approves the terms of his incentive compensation program for the current calendar year, and establishes target incentive bonus and equity awards for the current year.

Compensation for our other NEOs is determined under similar principals but follows a different process. The Compensation Committee reviews the CEO’s recommendation for each of the other NEO’s compensation during the first quarter of each year. The purposes of this annual review are:

•	to determine the amount of any annual incentive compensation to be awarded to each NEO for the preceding calendar year;

•	to determine any adjustments to be made to the annual salary of each NEO for the current year; and

•	to approve our incentive compensation program for the current year and establish target incentive compensation amounts for the current calendar year for each of the NEOs.

As part of this review, our CEO gives the Compensation Committee a recommendation for incentive compensation payouts for the prior year, salary adjustments for the current year, and target incentive compensation amounts for the current year for each of the other NEOs. Our CEO considers competitive market data compiled by Meridian and an evaluation of each individual NEO’s contribution to strategic objectives to guide his compensation recommendations to the Compensation Committee. The Compensation Committee reviews those recommendations and determines whether, and the extent to which, it will implement them. The Compensation Committee may also approve adjustments to compensation for specific individuals at other times during any year when there are significant changes in the responsibilities of such individuals or under other circumstances that the Compensation Committee considers appropriate.

While Meridian advised the Compensation Committee on the form and amount of compensation, the Compensation Committee (or the Board, in the case of the CEO) made all decisions regarding the compensation of our NEOs.

ELEMENTS OF EXECUTIVE COMPENSATION

Our executive compensation program is designed to focus executive behavior on achievement of both our short- and long-term objectives and strategy to encourage the creation of sustainable, long-term value. We provide a mix of compensation elements that support our goals of attracting and retaining top executive talent and incentivizing key performance objectives for both the short and long term. The elements of executive compensation are designed to drive behavior that supports sustained stockholder return and pay-for-performance outcomes over time. To that end, our executive compensation program consists of the following principal elements:

•	annual base salaries;

•	when earned, incentive awards under our Annual Bonus Program; and

•	when earned, long-term equity compensation under our 2015 Incentive Plan.

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EXECUTIVE COMPENSATION MATTERS

Initial base salary and target annual bonus award levels and initial equity awards for new executives are negotiated with the individual during the search process and include consideration of prior compensation history, outstanding incentive awards that the new executive must forfeit in order to join the Company, and benchmarking information and recommendations provided by the independent compensation consultant.

In reviewing annual base salaries, target annual bonus awards, and annual long-term equity compensation targets, the Compensation Committee reviews each executive’s compensation history with the Company (including prior equity awards or grants), benchmarking information and recommendations provided by the independent compensation consultant, and internal parity. The Compensation Committee is guided by its own judgment and those sources of information (including, when deemed appropriate, compensation surveys) that the Compensation Committee considers relevant and the recommendations of its independent compensation consultant.

The Compensation Committee believes that the prudent use of judgement in determining compensation will generally be in our best interests and those of our stockholders. Accordingly, the Compensation Committee does not rely exclusively upon fixed formulas, and, from time to time in exercising its judgement, the Compensation Committee may approve changes in compensation that it considers to be appropriate to reward performance or otherwise to provide incentives toward achieving our objectives.

The Compensation Committee seeks to strike a balance that it considers to be appropriate in its discretion between fixed elements of compensation, such as base salaries, and variable performance-based elements represented by annual bonus awards and long-term equity compensation. As a general matter, the Compensation Committee believes that our NEOs should have at least one-third of their annual cash compensation opportunity at risk under variable performance-based elements of our incentive compensation program, including our Annual Bonus Program.

The charts below illustrate the relative weighting of our NEO compensation components at target in 2025. Dr. Graves’ compensation is displayed for “Components of CEO Compensation,” and the average of our other NEOs is displayed for “Components of Other NEO Compensation

•	Target Annual Bonus represents target opportunities for each NEO under the 2025 Annual Bonus Program. See “2025 Annual Bonus Program” for further details.

•	Performance Stock Units represents 50% of the 2025 LTI Award at Target and may be earned based on TSR performance over a three- year performance period.

•	Restricted Stock Awards represents 50% of the 2025 LTI Award, which vest ratably over three years.

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EXECUTIVE COMPENSATION MATTERS

As compared to 2024, our CEO and other NEOs received significantly lower LTI awards at target. This year-over-year reduction to overall targeted compensation also shifted the relative weightings of compensation components at target. The chart below illustrates this dynamic for our CEO.

CEO Target Total Compensation by Year
$5,000,000
$4,500,000
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
32%
32%
18%
18%
19%
19%
31%
31%
2024
2025
Restricted Stock Awards
Performance Stock Units
Target Annual Bonus
Salary

Base Salaries

Annual base salaries are intended to provide a base level of compensation to executives, including our NEOs, for serving as senior leaders of the Company and are aligned with the level of experience, capabilities, and scope of responsibilities of the executive. We pay annual salaries to provide executives a base level of compensation for services rendered during the year. Base salaries are also designed to help achieve our objectives of attracting and retaining executive talent. Adjustments to base salaries take into consideration the responsibilities of the executives, the Compensation Committee’s evaluation of the market demand for executives with similar capabilities and experience, and each individual NEO’s progress towards assigned strategic imperatives and concrete personal objectives.

The following table shows the 2024 and 2025 year-end annual base salary amounts for each NEO.

Name	2024 Year-End Base Salary ($)	2025 Year-End Base Salary ($)	Aggregate % Increase	Reason(s) for Increase
Dr. Jeffrey A. Graves	849,800	849,800	0.0
Phyllis Nordstrom	475,000	489,250	3.0	Merit /Expanded Responsibilities
Jeffrey Creech(1)	425,000	n/a	n/a
Reji Puthenveetil	525,000	530,250	1.0	Merit
Joseph Zuiker	415,000	435,750	5.0	Merit
Charles Hull	440,000	440,000	0.0

(1)	Mr. Creech resigned from his role of Chief Financial Officer, effective August 29, 2025.

In addition to the amounts described above, the Compensation Committee approved a temporary increase of $15,000 to Ms. Nordstrom’s monthly salary, effective as of August 30, 2025, in connection with the expansion of her responsibilities in assuming the additional role of Interim Chief Financial Officer.

Annual Bonus Program

Our Annual Bonus Program is designed to motivate our executives, including our NEOs, to achieve defined financial performance targets that can be measured and evaluated on an annual basis.

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EXECUTIVE COMPENSATION MATTERS

This program is adopted annually and designed with our strategic objectives in mind. Under the Annual Bonus Program, 100% of our plan payouts for each NEO are tied to the achievement of pre-determined corporate financial objectives established during the Company’s annual financial planning process.

Annual bonus awards are not guaranteed and are not awarded unless the pre-determined corporate financial objectives are achieved at pre-defined levels. Even if the pre-determined corporate financial objectives are achieved, our Compensation Committee retains discretion to reduce the funding of the Annual Bonus Program pool on a Company-wide basis or for any individual participant’s award.

As an overriding condition, a failure to perform in accordance with our Code of Conduct or Code of Ethics may serve as a basis for a participant in this program not to receive a bonus payout. We consider this aspect of our Annual Bonus Program to be consistent with sound principles of corporate governance.

As part of its goal-setting process, the Compensation Committee establishes current-year target incentive awards for each NEO with the following principles in mind:

•

Targets are used to determine the amount of any annual bonus that our NEOs can expect to receive if we achieve our financial objectives for the year in question. In setting these target bonus awards, the Compensation Committee considers each NEO’s level of responsibility, competitive market data and, for NEOs other than our CEO, the recommendations of our CEO.

•

Target bonus awards are set at levels that are designed to link a substantial portion of each NEO’s total annual compensation opportunity to attaining the corporate objectives. Although generally higher, the Compensation Committee aims for at least one-third of each NEO’s annual cash compensation opportunity to be at risk. See “Grants of Plan-Based Awards in 2025” for a summary of target bonus awards for the NEOs applicable to 2025.

•	No minimum incentive awards are guaranteed to NEOs. The pool for the Annual Bonus Program is not funded unless the Company achieves certain pre-determined financial objectives.

•	Base target amounts represent the bonus awards that could be awarded assuming achievement of 100% of the pre-determined financial objectives.

•

Maximum amounts represent the maximum amount that may generally be awarded to each NEO under the program for the year in question. Maximum annual incentive awards were capped at 150% of the target annual bonus awards for each of our NEOs during 2025.

Financial objectives are determined based upon our annual business plan for the year. This business plan is developed by management and approved by the Board of Directors. The Compensation Committee maintains the ability to adjust performance objectives for extraordinary items and other items as it deems appropriate based on pre-approved guidelines set by the Compensation Committee.

With respect to financial measures, 100% of the portion of the NEO’s bonus related to each financial measure would generally be deemed to have been earned if the target for that financial measure is fully achieved.

2025 Annual Bonus Program

Consistent with its compensation philosophy, in February 2025, the Compensation Committee approved an annual bonus program for 2025 (the “2025 Annual Bonus Program”). The 2025 target bonus awards for each NEO were set at 60% of his or her 2025 base salary, except for Dr. Graves, whose 2025 target incentive award was set at 100% of his 2025 base salary. The 2025 threshold and maximum annual bonus award payout levels for all NEOs were set at 50% and 150%, respectively, of the target annual bonus award.

The Compensation Committee approved the following performance objectives, selected to reflect the Company’s focus on top-line revenue growth and alignment with investor focus and strategic business plan priorities, for the funding of the 2025 Annual Bonus Program:

•	50% of the funding of the 2025 Annual Bonus Program was based on actual achievement relative to our annual revenue budget;

•	50% of the funding of the 2025 Annual Bonus Program was based on actual achievement relative to our annual budgeted level of adjusted EBITDA.

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EXECUTIVE COMPENSATION MATTERS

Adjusted EBITDA is a non-GAAP measure defined as net income, plus income tax (provision)/benefit, interest and other income/(expense), net, stock-based compensation expense, amortization of intangibles, depreciation expense and other non-recurring and/or non-cash items.

Revenue and adjusted EBITDA objectives are independent of each other and could be earned irrespective of achievement of the other objective. The Compensation Committee established threshold, target and maximum performance goals for each of these financial measures under the 2025 Annual Bonus Program in May 2025. Our target performance for each of these financial measures for 2025 was consistent with the Company’s consolidated budget approved by the Board. The table below sets forth the specific financial performance goals and related payout factors established by the Compensation Committee under the 2025 Annual Bonus Program.

Achievement Levels	Performance Goals for 2025(1)	Payout Factor (% of Target Bonus)(2)	Performance Goals for 2025(1)	Payout Factor (% of Target Bonus)(2)
	Revenue ($)		Adjusted EBITDA ($)
Maximum	≥ 502.0	150%	≥ (15.4)	150%
Target	436.5	100%	(18.1)	100%
Threshold	414.7	50%	< (18.1)	0%
Below Threshold	< 414.7	0%

(1)	All performance goals are expressed in millions.

(2)	Payouts for performance between the stated achievement are calculated using linear interpolation.

Our performance under the 2025 Annual Bonus Program fell below threshold for both revenue and adjusted EBITDA. Therefore, the Compensation Committee determined no payout should be made to any NEO under the 2025 Annual Bonus Program.

Performance Goal	Performance Achieved ($)	Payout Factor	Weighting		Payout Earned (% of Target Bonus)
			CEO	Other NEOs	CEO	Other NEOs
Revenue	386.9 million	0%	50%	50%	0%	0%
Adjusted EBITDA	(45.4) million	0%	50%	50%	0%	0%
Total					0%	0%

Long-Term Equity Compensation

Our long-term equity compensation program is designed to attract, retain and motivate our executives, including our NEOs, and to align their interests with those of our stockholders and the Company’s long-term strategic objectives. Our equity program is a key component in our strategy to hire and retain top talent in a highly competitive environment.

The Compensation Committee administers our 2015 Incentive Plan. Under that plan, the Compensation Committee is authorized to grant restricted stock awards, restricted stock units (“RSUs”), stock options, stock appreciation rights and other awards that are provided for under the 2015 Incentive Plan to our employees, officers, directors, consultants and advisors and the employees, officers, directors, consultants and advisors of our subsidiaries and affiliates, as the Compensation Committee determines to be eligible for awards. Awards granted to a participant are based upon a number of factors, including the recipient’s position, salary and performance, as well as our overall corporate performance.

The 2015 Incentive Plan is intended to provide an effective method of motivating performance from key employees, including our NEOs, and for creating an alignment of interests in participants with the interests of our stockholders. Awards are made under the 2015 Incentive Plan as long-term incentive compensation to NEOs and other key employees when the Compensation Committee believes such awards are appropriate. The Compensation Committee makes awards to promote retention and reward and motivate long-term performance.

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EXECUTIVE COMPENSATION MATTERS

Long-Term Incentive Components

The Compensation Committee divides long-term equity grants for executives equally between restricted stock awards with time-based vesting conditions and PSUs with performance-based conditions. Time based awards are used to drive retention of executive talent, while PSUs also drive alignment of executive realized compensation with long-term stockholder value. The PSUs typically are granted in the second quarter of the performance year upon completion of the budgeting process to support the selection of appropriate performance targets. PSU awards can only be earned by the NEOs upon our achievement of pre-determined levels of financial performance.

Long-Term Equity Features

Restricted stock awards and PSU awards issued pursuant to the 2015 Incentive Plan remain subject to forfeiture until the vesting of such awards pursuant to the terms of the applicable award.

Shares of restricted stock and PSUs issued pursuant to the 2015 Incentive Plan may not be sold, transferred, or encumbered by the employee before they vest or are earned, as applicable. The compensation associated with these awards is expensed by the Company over the vesting period. The shares covered by restricted stock awards are considered outstanding upon issuance following the acceptance of each award for the purpose of calculating diluted earnings per common share, and holders of shares issued pursuant to restricted stock awards are entitled to vote such shares and to receive any dividends declared in respect of our Common Stock upon vesting of the award shares unless the holder is granted dividend equivalent rights. Dividend equivalent rights entitle the holder of an RSU or PSU to an amount equal to the dividends declared on the underlying shares during the vesting period, payable to the holder if and when the award vests.

Shares covered by PSUs are not considered outstanding until vested except for the purpose of calculating diluted earnings per common share. The holders of PSUs are not entitled to vote shares or receive any dividends declared with respect to the shares covered by such awards.

2025 Long-Term Incentive Awards

In April 2025, the Compensation Committee made LTI awards of restricted stock and PSUs under the 2015 Incentive Plan to executives, including the NEOs, to reflect the contributions that those individuals have made to our operations and financial condition, to provide motivation toward achieving our future strategic objectives and to further align the interests of those individuals with our stockholders.

In determining 2025 LTI target award amounts, the Compensation Committee considered corporate performance, competitive market data for each individual, the level of the individual’s responsibility, prior compensation and the retentive impact of that compensation and individual contributions to the Company.

The values below are the target long-term equity compensation amounts approved by the Compensation Committee for each of our NEOs, which are then converted into a specified number of shares of restricted stock and target PSUs using an approved formula based on stock price. For the accounting grant date fair value of such awards, see the “Summary Compensation Table” on page 46.

Name	2025 LTI Award at Target(1) ($)	Awards in Shares
		Performance Stock Units (50% weighting) ($2.07 conversion price(2))	Restricted Stock Awards (50% weighting) ($2.07 conversion price(3))
Dr. Jeffrey A. Graves	1,026,443	247,933	247,933
Jeffrey Creech	310,500	75,000	75,000
Reji Puthenveetil	414,000	100,000	100,000
Phyllis Nordstrom	351,900	85,000	85,000
Joseph Zuiker	289,800	70,000	70,000
Charles Hull	134,550	32,500	32,500

(1)	See “2025 Long-Term Incentive Awards” for further details on these 2025 LTI awards.

(2)	Conversion price of $2.07 represents the Fair Market Value of our Common Stock on grant date of April 1, 2025.

(3)	Conversion price of $2.07 represents the Fair Market Value of our Common Stock on grant date of April 1, 2025.

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EXECUTIVE COMPENSATION MATTERS

Restricted stock awards vest ratably over three years on each anniversary of the date of grant, subject to continued employment. The PSUs only vest if both performance and service-based criteria are met.

For the 2025 PSUs, the Compensation Committee selected Absolute TSR (“aTSR”) instead of Relative TSR (“rTSR”) as the performance standard, after considering the relative scarcity of direct competitors in the U.S. Such scarcity could introduce greater-than-intended volatility in performance outcomes and risk payout windfalls or deficits that may not be appropriately tied to underlying financial and operational performance or the experience of our stockholders. This change in the PSU measurement standard was in response to stockholder feedback and the Compensation Committee’s desire to establish high stock appreciation targets.

Specifically, the 2025 PSUs have three separate tranches, with weighting and aTSR measurement dates as indicated in the following table:

Tranche Number (also years of measurement)	Portion of Target PSUs in Tranche	Applicable Measurement Date

1	33%	March 31, 2026

2	33%	March 31, 2027

3	34%	March 31, 2028

For each tranche, aTSR is calculated as:

    Annualized Stock Price Growth = (Simple Return + 1) (1 / Tranche Number) - 1

For purposes of this calculation:

•	“Beginning Stock Price” is $2.67 (the average closing price of our Common Stock over the 20 consecutive trading days through March 31, 2025).

•

“Ending Stock Price” means the average closing price of our Common Stock over the 20 consecutive trading days through the applicable Measurement Date), adjusted if necessary to reflect the cumulative effect of the reinvestment of dividends as of their respective ex-dividend dates.

“Simple Return” is calculated by subtracting the Beginning Stock Price from the Ending Stock Price on the applicable Measurement Date, and then dividing the result by the Beginning Stock Price.

On each Measurement Date, the applicable (and not previously adjusted) Tranche of the Award Units will be adjusted for performance between 0% and 200% based on the Annualized Stock Price Growth of the Company’s Common Stock by multiplying the number of Award Units in such Tranche by the Performance Adjustment corresponding to the Annualized Stock Price Growth as follows:

Achievement	Annualized Stock Price Growth	Performance Adjustment
Below Threshold	Less than 20%	0% of Tranche awarded
Threshold	20%	50% of Tranche awarded
Target	35%	100% of Tranche awarded
Maximum	50% or more	200% of Tranche Awarded

Results in Annualized Stock Price Growth between “Threshold” and “Target”, and between “Target” and “Maximum” shall be interpolated on a straight-line basis, with the Performance Adjustment rounded to the nearest whole percentage point.

The performance-adjusted PSUs (if any) will vest on April 1, 2028. This three-year cliff vest feature promotes retention and alignment with our stockholders past the Measurement Dates for Tranches 1 and 2.

Employment Agreements and Other Agreements with NEOs

The Company entered into employment agreements with each of our NEOs. Each of these agreements was determined based on negotiations with the applicable NEO and took into account his or her background and qualifications and the nature of his or her position.

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EXECUTIVE COMPENSATION MATTERS

Our employment agreements with each of Dr. Graves, Messrs. Creech, Puthenveetil, Zuiker, and Hull and Ms. Nordstrom provide for an initial two-year employment term that automatically extends for additional one-year periods unless terminated by the NEO or the Company upon at least 30 days’ prior written notice of intention not to renew. The agreements may also be terminated by the Company or the NEO for other reasons and, subject to the conditions set forth in the employment agreements, provide for certain payments and benefits in connection with certain termination events or a change of control as described under “Potential Benefits upon Termination or Change of Control” beginning on page 50.

Dr. Jeffrey A. Graves

Dr. Graves’ employment agreement provides for a minimum base annual salary of $825,000 and a target bonus opportunity equal to 100% of his base salary, with the exact amount of any such bonus to be based upon the achievement of performance goals to be determined by the Compensation Committee. Both annual salary and target bonus opportunity are subject to increase by the Company’s Compensation Committee. The employment agreement entitles Dr. Graves to participate in all other benefits generally available to our other executive employees, including participation in the Company’s health benefit plans and equity award programs. Pursuant to Dr. Graves’ employment agreement he was granted the following initial equity awards:

•	a restricted stock award for shares of Common Stock with a value of $2,000,000 that vested 20%, 40%, and 40% on December 31, 2020, December 31, 2021, and December 31, 2023, respectively, and

•

a long-term equity grant with a value of $2,500,000 equally divided between a time-based restricted stock award that vested in three equal annual installments on each of the first, second, and third anniversaries of May 26, 2020, the date of grant, and a PSU award, which could have been earned during the three-year period ending on May 26, 2023 based on the achievement at threshold (25%), target (50%), and maximum (75%) TSR, which would have earned 50%, 100%, and 150% of the PSU, respectively, subject to his continued employment.

Jeffrey Creech

Mr. Creech’s employment agreement provided for a minimum base annual salary of $425,000 and a target bonus opportunity of not less than 60% of his base salary, with the exact amount of any such bonus to be based upon the achievement of performance goals to be determined by the Compensation Committee. Both annual salary and target bonus opportunity were subject to increase by the Company’s Compensation Committee. The employment agreement entitled Mr. Creech to participate in all other benefits generally available to our other executive employees, including participation in the Company’s health benefit plans and equity award programs.

Pursuant to Mr. Creech’s employment agreement he was granted the following equity award:

•

a time-based restricted stock award for shares of Common Stock with a value of $500,000 that was scheduled to vest in three equal annual installments on each of the first, second and third anniversaries of December 13, 2023, the date of grant, subject to his continued employment. Upon Mr. Creech’s resignation from the Company on September 12, 2025, he forfeited the remaining unvested time-based restricted stock award.

Reji Puthenveetil

Mr. Puthenveetil’s employment agreement provides for a minimum base annual salary of $400,000 and a target bonus opportunity of not less than 50% of his base salary, with the exact amount of any such bonus to be based upon the achievement of performance goals to be determined by the Compensation Committee. Both annual salary and target bonus opportunity are subject to increase by the Company’s Compensation Committee. The employment agreement entitles Mr. Puthenveetil to participate in all other benefits generally available to our other executive employees, including participation in the Company’s health benefit plans and equity award programs. Pursuant to Mr. Puthenveetil’s employment agreement he was granted the following initial equity awards:

•

a long-term equity grant with a value of $1,000,000 equally divided between a time-based restricted stock award, that vested in three equal annual installments on each of the first, second and third anniversaries of October 1, 2020, and a PSU award, which could have been earned during the three-year period ending on October 1, 2023 based on the achievement at threshold (25%), target (50%), and maximum (75%) TSR, which would have earned 50%, 100%, and 150% of the PSU, respectively, and

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EXECUTIVE COMPENSATION MATTERS

•

a 2021 long-term equity award for shares of Common Stock with a value equal to $1,000,000, equally divided between time-based restricted stock and PSU, issued pursuant to the service and performance criteria set by the Compensation Committee as part of its 2021 executive compensation program.

Phyllis Nordstrom

Ms. Nordstrom’s employment agreement provides for a minimum base annual salary of $350,000 and a target bonus opportunity of not less than 60% of her base salary, with the exact amount of any such bonus to be based upon the achievement of performance goals to be determined by the Compensation Committee. Both annual salary and target bonus opportunity are subject to increase by the Company’s Compensation Committee. The employment agreement entitles Ms. Nordstrom to participate in all other benefits generally available to our other executive employees, including participation in the Company’s health benefit plans and equity award programs. Pursuant to Ms. Nordstrom’s employment agreement she was granted the following equity awards:

•

a time-based restricted stock award for shares of Common Stock with a value of $500,000 that vested in three equal annual installments on each of the first, second and third anniversaries of August 30, 2021, the date of grant, subject to her continued employment; and

•	a time-based restricted stock award for shares of Common Stock with a value of $100,000 which vested on the first anniversary of August 30, 2021, the date of grant.

Ms. Nordstrom’s employment agreement provided for the guarantee of Ms. Nordstrom’s 2021 Performance Bonus at its target amount. It also provided that the Company shall reimburse Ms. Nordstrom for certain expenses relating to her relocation to the Charlotte, North Carolina metro area, in accordance with the Company’s US Domestic Relocation Policy and consistent with the Company’s relocation benefits for executives.

Joseph Zuiker

Dr. Zuiker’s employment agreement provides for a minimum base annual salary of $400,000 and a target bonus opportunity of not less than 60% of his base salary, with the exact amount of any such bonus to be based upon the achievement of performance goals to be determined by the Compensation Committee. Both annual salary and target bonus opportunity are subject to increase by the Company’s Compensation Committee. The employment agreement entitles Dr. Zuiker to participate in all other benefits generally available to our other executive employees, including participation in the Company’s health benefit plans and equity award programs. Pursuant to Dr. Zuiker’s employment agreement he was granted the following equity award:

•

a time-based restricted stock award for shares of Common Stock with a value of $500,000 that vested in three equal annual installments on each of the first, second and third anniversaries of December 12, 2022, the date of grant, subject to his continued employment.

Dr. Zuiker’s employment agreement provided for a signing bonus of $200,000, payable no later than the first payroll date following the Commencement Date and subject to all appropriate federal and state withholding taxes. If the Company (i) terminated Dr. Zuiker’s employment for Cause, or (ii) Dr. Zuiker terminated his employment for any reason other than death, Disability, or Constructive Discharge, in either case within 24 months after the Commencement Date, or (iii) Dr. Zuiker did not relocate his primary residence, Dr. Zuiker would have had to repay to the Company the net (after tax) amount of the Signing Bonus by no later than 30 days after the earlier of (x) the date his employment terminated or (y) the date he received notice of violation of this provision. This repayment requirement did not apply if the Company terminated Mr. Zuiker’s employment without Cause, or if Dr. Zuiker terminated his employment as a result of his death, Disability, or Constructive Discharge.

Dr. Zuiker’s employment agreement provided that the Company shall provide or reimburse Dr. Zuiker for certain expenses relating to his relocation to the Charlotte, North Carolina metro area, in accordance with the Company’s US Domestic Relocation Policy and consistent with the Company’s relocation benefits for executives.

Charles Hull

Mr. Hull’s employment agreement provided for a minimum base annual salary of $389,000 and Mr. Hull’s eligibility for cash bonuses with the exact amount of any such bonus to be determined by the Compensation Committee.

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EXECUTIVE COMPENSATION MATTERS

Both annual salary and bonus opportunity are subject to increase by the Company’s Compensation Committee. The employment agreement entitles Mr. Hull to participate in all other benefits generally available to our other executive employees, including participation in the Company’s health benefit plans and equity award programs.

Mr. Hull’s employment agreement provides that Mr. Hull may elect to convert his employment into a consulting relationship for a period of 44 months. In such an event, Mr. Hull’s monthly compensation would begin at $22,917 per month, declining to $8,333 per month over a 33-month period.

Change of Control Severance Policy

On February 22, 2018, the Compensation Committee adopted the Company’s Change of Control Severance Policy (the “COC Severance Policy”). The COC Severance Policy is intended to provide eligible officers with reasonable financial security in their employment and position with the Company without distraction from uncertainties regarding their employment created by the possibility of a potential or actual change of control. The COC Severance Policy applies to our CEO and all Executive Vice Presidents and Senior Vice Presidents, which includes all our NEOs. For a more detailed discussion of the benefits payable to our NEOs under the COC Severance Policy, see “Potential Benefits upon Termination or Change of Control” beginning on page 50.

OTHER COMPENSATION MATTERS

Benefits and Perquisites

We provide our employees, including the NEOs, with a benefit program that we believe is reasonable, competitive, and consistent with the objectives of our compensation program. As a matter of policy, the Compensation Committee does not award personal benefits or perquisites to our NEOs that are unrelated to our business and strives to mitigate the use of non-performance-based forms of compensation. However, under certain circumstances, the Compensation Committee has approved certain personal benefits or perquisites that are either provided to a NEO by contract or that it deemed to be in our interests to induce executives to commence or maintain employment with us. Those amounts are reported in the “Summary Compensation Table” on page 46.

Our executives, including the NEOs, are eligible to participate in employee benefit programs that we provide to our employees generally, which include a group insurance program providing group health, dental, vision, life and long-term disability insurance. Other benefits include a Section 401(k) plan, health savings accounts, flexible spending accounts for health and dependent care expenses, sick leave, holiday time, and vacation time. Our NEOs are eligible for a comprehensive annual executive physical, a benefit that is capped at $5,000 annually.

We also reimburse certain commuting expenses for executives. For Mr. Puthenveetil, these commuting expenses included rent reimbursement for temporary housing in Rock Hill, South Carolina.

We also maintain an employee relocation policy, offering different tiers of benefits based on job level, for employees who are requested to relocate their primary residence in connection with their employment. Relocation assistance is necessary to induce executives to join the Company.

We believe the cost of providing perquisites in 2025 was reasonable and represents a relatively small percentage of each NEO’s overall compensation package.

2026 PROXY STATEMENT	43

EXECUTIVE COMPENSATION MATTERS

EXECUTIVE STOCK OWNERSHIP GUIDELINES

Our executive officers and certain other senior members of management are required to maintain a minimum equity stake in the Company. This policy reflects the Board’s belief that requiring our most senior executives to maintain a significant personal financial stake in the Company promotes long-term stockholder value. In addition, the policy helps align executive and stockholder interests, which reduces the incentive for excessive short-term risk taking. Each of our NEOs and certain other senior officers are required to acquire and maintain ownership of shares of our Common Stock equal to a specified multiple of his or her base salary, as shown in the table below.

Each officer subject to a share ownership requirement must retain 50% of all net shares (post-tax) that vest under a stock or stock-based award until achieving his or her minimum share ownership requirement.

Title	Minimum Stock Ownership Requirement
Chief Executive Officer	6x annual base salary
Chief Financial Officer	3x annual base salary
Other Executive Officers (EVPs)	2x annual base salary
Other Senior Officers (SVPs)	1x annual base salary

Shares owned for the purposes of determining compliance with our stock ownership policy are defined as shares of Common Stock held outright (by the executive or his/her spouse), shares underlying restricted stock units, shares of restricted stock, and shares or share equivalents held in a Company savings plan or deferred compensation plan. Stock options, stock appreciation rights, and PSUs are excluded from the definition of shares owned.

All NEOs currently comply with their respective ownership requirements or are retaining 50% of all net shares (post-tax) that vest under their stock or stock-based awards until achieving their minimum share ownership requirement. Our NEOs are expected to achieve the required stock-ownership levels within five years from the time they are appointed to or promoted to an executive position of Senior Vice President or higher.

44	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION MATTERS

POLICY ON HEDGING AND PLEDGING TRANSACTIONS
Our Policy Statement Governing Insider Trading (the “Insider Trading Policy”) prohibits any director, officer, employee, or consultant of the Company or any of its subsidiaries or affiliates from engaging in short-term or speculative transactions in our securities. This policy includes within its coverage short sales, which for directors and executive officers of the Company are prohibited by Section 16 of the Exchange Act. It also prohibits transactions in publicly traded options, such as puts, calls, and other derivative securities, or purchasing financial investments (including prepaid variable forward contracts, equity sweeps, collars, and exchange funds), or engaging in any other transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our Common Stock.
The Insider Trading Policy also prohibits any director or executive officer from holding Company securities in a margin account or pledging (or hypothecating) Company securities as collateral for a loan.
The Insider Trading Policy requires that our directors and executive officers pre-clear any transactions in our securities with our Chief Legal Officer (or other head legal officer) or Assistant General Counsel.
INSIDER TRADING POLICY
We have adopted an insider trading policy governing the purchase, sale and other dispositions of our securities by our directors, officers and employees that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any applicable listing standards. A copy of our insider trading policy is filed as Exhibit 19 to the 2024 Annual Report. In addition, with regard to the Company’s trading in its own securities, it is our policy to comply with the federal securities laws and the applicable listing standards.
PRACTICES RELATED TO THE GRANT OF CERTAIN EQUITY AWARDS
We do not currently grant new awards of stock options, stock appreciation rights or similar option-like instruments. Accordingly, the Company has no specific policy or practice on the timing of awards of such options in relation to the disclosure of material nonpublic information by the Company.
CLAWBACKS OF INCENTIVE COMPENSATION
Each of our NEOs is subject to our clawback policy. In response to the SEC’s adoption of final clawback rules and the NYSE’s publication of corresponding listing standards, the Board amended and restated our clawback policy to comply with final stock exchange listing standards, effective October 2, 2023.
Under the terms of this policy, following an accounting restatement of the Company’s financial statements, due to material noncompliance with any financial reporting requirement under securities laws, the Board or an appropriate Board committee must clawback any “excess compensation” received by an executive officer (current or former) during the applicable look-back period regardless of whether the executive officer engaged in misconduct or was otherwise directly or indirectly responsible for the accounting restatement. The Company will not indemnify any executive officer against the loss of any excess compensation as a result of the application of the clawback policy.
The Company will disclose publicly recoupment of any excessive compensation pursuant to this policy.
COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed with management the section titled “Compensation Discussion and Analysis.” Based on such review and discussion, the Compensation Committee has recommended to the Board of Directors that such section be included in this Proxy Statement.
Compensation Committee:
Kevin S. Moore, Chair
Claudia N. Drayton
Thomas W. Erickson
Jim D. Kever

2026 PROXY STATEMENT	45

EXECUTIVE COMPENSATION MATTERS

Compensation Tables and Narratives

SUMMARY COMPENSATION TABLE

The following table presents information regarding the compensation of each of the NEOs for services rendered during 2025, 2024, and 2023.

Name and Principal Position(1)	Year	Salary(2) ($)	Bonus(3) ($)	Stock Awards(4) ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation(5) ($)	Total ($)
Jeffrey Graves President and Chief Executive Officer	2025	849,800	—	629,750	—	8,400	1,487,950
	2024	849,800	—	1,252,062	—	24,894	2,126,756
	2023	849,800	—	5,268,229	—	417,601	6,535,630
Phyllis Nordstrom(6) Executive Vice President, Interim Chief Financial Officer and Chief Administrative Officer	2025	545,414	—	1,094,655	—	8,400	1,648,469
	2024	475,000	—	417,352	—	11,362	903,714
	2023	428,731	—	1,386,371	—	281,638	2,096,740
Jeffrey Creech(7) Former Executive Vice President and Chief Financial Officer	2025	314,500	—	190,500	—	8,435	513,435
	2024	425,000	—	417,352	—	2,515	844,867
	2023	13,077	—	589,956	—	—	603,033
Reji Puthenveetil Executive Vice President - Additive Solutions and Chief Commercial Officer	2025	532,500	—	254,000	—	43,550	830,050
	2024	525,500	—	500,824	—	37,577	1,063,401
	2023	412,000	—	1,872,604	—	28,512	2,313,116
Joseph Zuiker Executive Vice President - Operations & Engineering	2025	435,750	—	177,800	—	25,418	638,968
	2024	415,000	—	333,881	—	16,958	765,839
Charles Hull Executive Vice President - Chief Technology Officer	2025	440,000	—	82,550	—	4,962	527,512

(1)	This column includes the name and principal position of each NEO during the fiscal year-ended December 31, 2025.

(2)	The amounts in the salary column represent the salary paid to each NEO with respect to each year during which he or she was a NEO.

(3)	No bonuses were awarded to our NEOs in 2025.

(4)

The amounts reported in this column for 2025 represent the aggregate grant date fair value computed in accordance with ASC Topic 718 of restricted stock awards and PSU awards. The value of restricted stock awards is determined by multiplying the number of shares awarded by the closing price of our Common Stock on the date of grant. The value of the PSU awards, which have a market-based performance metric and a three-year performance period, was determined using a Monte Carlo simulation technique under the option pricing method assuming target performance. For these PSUs, achievement of the highest level of performance conditions would result in the NEOs receiving 200% of the target amounts. These amounts are: Dr. Graves, $1,026,443; Mr. Creech, $310,500; Mr. Puthenveetil, $414,000; Ms. Nordstrom, $351,900; Dr. Zuiker, $289,822; and Mr. Hull $134,550. See “2025 Long-Term Incentive Awards” above.

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EXECUTIVE COMPENSATION MATTERS

(5)	The amounts shown for 2025 in the “All Other Compensation” column are composed of the following components:

Name	401K Match	Rent & Relocation Expenses	Rent & Relocation Expenses Tax Gross Up	Annual Executive Physical	Total All other Compensation
Jeffrey Graves	$8,400	$—	$—	$—	$8,400
Jeffrey Creech	$8,435	$—	$—	$—	$8,435
Reji Puthenveetil	$9,630	$20,242	$9,703	$3,975	$43,550
Phyllis Nordstrom	$8,400	$—	$—	$—	$8,400
Joseph Zuiker	$9,915	$8,006	$3,522	$3,975	$25,418
Charles Hull	$4,962	$—	$—	$—	$4,962

Mr. Puthenveetil’s rent expenses relate to the reimbursement of lease payments for an apartment near the Company’s headquarters in Rock Hill, South Carolina. Dr. Zuiker’s relocation expense related to his relocation package from when he joined the Company in 2022. The Company agreed to provide a gross-up amount to each of these executives for the associated income taxes.

(6)

On March 23, 2026, Ms. Nordstrom was appointed the Company’s Executive Vice President, Chief Financial Officer and Chief Administrative Officer, assuming the CFO role on a permanent basis. On August 20, 2025, Ms. Nordstrom was appointed the Company’s Interim Chief Financial Officer, in addition to her then current roles of Executive Vice President, Chief People Officer and Chief Administrative Officer.

(7)

Mr. Creech resigned his role within the Company, effective August 29, 2025, to pursue other career opportunities. Mr. Creech remained employed by the Company in a non-executive role until September 12, 2025.

2026 PROXY STATEMENT	47

EXECUTIVE COMPENSATION MATTERS

GRANTS OF PLAN-BASED AWARDS IN 2025

The following table sets forth information with respect to plan-based awards granted in 2025. The threshold, target, and maximum amounts for the 2025 Annual Bonus Program and the PSUs represent the amounts that could be awarded assuming achievement of the pre-determined performance metric over the applicable performance period (such achievement to be certified by the Compensation Committee subsequent to the completion of the performance period). No annual bonus award payouts were earned by the NEOs with respect to 2025 Annual Bonus Program.

For further details about our employment agreements with our NEOs, see “Employment Agreements and Other Agreements with NEOs.”

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payments Under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares or Units (#)	Grant Date Fair Value of Stock and Option Awards(2) ($)
Name	Program	Grant Date	Threshold ($)	Base Target ($)	Maximum ($)	Threshold (#)	Base Target (#)	Maximum (#)
Dr. Jeffrey Graves	2025 Bonus Program	1/22/2025	425,000	850,000	1,275,000
	2025 LTI RSAs	4/1/2025							247,933	$513,221
	2025 LTI Performance Shares	4/1/2025				123,967	247,933	495,866		$84,297
Phyllis Nordstrom	2025 Bonus Program	1/22/2025	146,775	293,550	440,325
	2025 LTI RSAs	4/1/2025							85,000	$175,950
	2025 LTI Performance Shares	4/1/2025				42,500	85,000	170,000		$28,900
Jeffrey Creech	2025 Bonus Program	1/22/2025	127,500	255,000	382,500
	2025 LTI RSAs	4/1/2025							75,000	$155,250
	2025 LTI Performance Shares	4/1/2025				37,500	75,000	150,000		$25,500
Reji Puthenveetil	2025 Bonus Program	1/22/2025	159,075	318,150	477,225
	2025 LTI RSAs	4/1/2025							100,000	$207,000
	2025 LTI Performance Shares	4/1/2025				50,000	100,000	200,000		$34,000
Joseph Zuiker	2025 Bonus Program	1/22/2025	130,725	261,450	392,175
	2025 LTI RSAs	4/1/2025							70,000	$144,900
	2025 LTI Performance Shares	4/1/2025				35,000	70,000	140,000		$23,800
Charles Hull	2025 Bonus Program	1/22/2025	132,000	264,000	396,000
	2025 LTI RSAs	4/1/2025							32,500	$67,275
	2025 LTI Performance Shares	4/1/2025				16,250	32,500	65,000		$11,050

(1)	The amounts in these columns represent PSUs that vest in full on or about April 1, 2028, based on achievement of TSR over a three-year performance period.

(2)	The amounts included in the “Grant Date Fair Value of Stock and Option Awards” column represent the aggregate grant date fair value computed in accordance with ASC Topic 718.

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EXECUTIVE COMPENSATION MATTERS

OUTSTANDING EQUITY AWARDS AT YEAR-END 2025

The following table presents information with respect to equity awards made to each of our NEOs that were outstanding on December 31, 2025.

		Option Awards			Stock Awards
Name	Grant Date	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1) ($)
Jeffrey Graves	4/3/2023	—	—	—	—		—	184,824	(5)	$327,138
	4/14/2023	—	—	—	63,081	(2)	$111,653	—		—
	9/5/2024	—	—	—	165,288	(3)	$292,559	—		—
	9/5/2024	—	—	—	—		—	247,933	(5)	$438,841
	4/1/2025	—	—	—	247,933	(4)	$438,841	—		—
	4/1/2025	—	—	—	—		—	247,933	(5)	$438,841
Reji Puthenveetil	4/3/2023	—	—	—	—		—	65,661	(5)	$116,220
	4/14/2023	—	—	—	22,409	(2)	$39,663	—		—
	9/5/2024	—	—	—	66,115	(3)	$117,023	—		—
	9/5/2024	—	—	—	—		—	99,173	(5)	$175,536
	4/1/2025	—	—	—	100,000	(4)	$177,000	—		—
	4/1/2025	—	—	—	—		—	100,000	(5)	$177,000
Phyllis Nordstrom	4/3/2023	—	—	—	—		—	48,638	(5)	$86,089
	4/14/2023	—	—	—	16,600	(2)	$29,382	—		—
	9/5/2024	—	—	—	55,096	(3)	$97,519	—		—
	9/5/2024	—	—	—	—		—	82,644	(5)	$146,280
	4/1/2025	—	—	—	85,000	(4)	$150,450	—		—
	4/1/2025	—	—	—	—		—	85,000	(5)	$150,450
	9/5/2025	—	—	—	414,507	(4)	$733,677	—		—
Joe Zuiker	4/3/2023	—	—	—	—		—	43,774	(5)	$77,480
	4/14/2023	—	—	—	14,940	(2)	$26,443	—		—
	9/5/2024	—	—	—	44,076	(3)	$78,014	—		—
	9/5/2024	—	—	—	—		—	66,115	(5)	$117,024
	4/1/2025	—	—	—	70,000	(4)	$123,900	—		—
	4/1/2025	—	—	—	—		—	70,000	(5)	$123,900
Charles Hull	4/3/2023	—	—	—	—		—	29,182	(5)	$51,652
	4/14/2023	—	—	—	9,960	(2)	$17,629	—		—
	9/5/2024	—	—	—	27,548	(3)	$48,760	—		—
	9/5/2024	—	—	—	—		—	41,322	(5)	$73,158
	4/1/2025	—	—	—	32,500	(4)	$57,525	—		—
	4/1/2025	—	—	—	—		—	32,500	(5)	$57,525

1.	Value calculated based on the $1.77 closing price of our stock on December 31, 2025.

2.	The outstanding balance of this award vests on the third anniversary of the grant date.

3.	The outstanding balance of this award vests in equal installments on the second and third anniversary of the grant date.

4.	Award vests in equal installments over a three-year period on the first, second and third anniversaries of the grant date.

5.	Amount represents the number of performance-based restricted stock unit awards based on achievement of target performance over a 3-year performance period.

2026 PROXY STATEMENT	49

EXECUTIVE COMPENSATION MATTERS

OPTION EXERCISES AND STOCK VESTED IN 2025

No options were exercised by our NEOs in 2025. Shares of restricted Common Stock and RSUs held by the NEOs vested as follows during 2025:

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
Jeffrey Graves	184,017	$408,179
Jeffrey Creech	27,548	$58,402
Reji Puthenveetil	69,071	$152,847
Phyllis Nordstrom	55,206	$120,057
Joseph Zuiker	54,038	$109,463
Charles Hull	29,779	$65,983

(1)	Amounts reflect aggregate market value of our Common Stock based on the closing price of our Common Stock on the applicable vesting date.

POTENTIAL BENEFITS UPON TERMINATION OR CHANGE OF CONTROL

Graves Employment Agreement

Under his employment agreement, Dr. Graves would, upon termination by the Company without “cause” or resignation for “constructive discharge” (in each case as defined in his agreement), become entitled to receive the following:

•	An amount equal to 150% of his base salary, payable in 18 equal monthly installments;

•	Any accrued but unpaid base salary as of the termination date;

•	Any accrued but unused vacation time in accordance with the Company’s vacation policy;

•	Any accrued but unpaid performance bonus for the preceding calendar year, on the same terms and at the same times as would have applied had his employment not terminated; and

•

If he elects COBRA coverage for health and/or dental insurance, Company-paid monthly premium payments for such coverage such that his contributions to such plans will remain the same as if he was employed by the Company until the earliest of: (1) 18 months from the termination date or (2) the date he is no longer eligible for COBRA coverage.

In the event of termination by the Company without “cause” or resignation for “constructive discharge” within two years after a “change of control” (as defined in his employment agreement) or, in certain circumstances, within 180 days prior to the change in control, Dr. Graves is entitled to receive (i) a lump sum cash payment equal to two times the sum of his base salary and target annual bonus, (ii) a pro rata portion of his target annual bonus for the fiscal year in which the termination occurs, (iii) accelerated vesting of the unvested shares under all outstanding time-based equity awards and conversion of outstanding PSUs into time-based awards, and (iv) the difference between the monthly COBRA rate and the active employee premium rate for the applicable group health coverage (i.e., medical, dental and vision) for 24 months.

Dr. Graves is required to execute a release of claims to receive severance benefits under his employment agreement. He is also required to comply with certain post-termination restrictive covenants, including an 18-month non-compete.

Creech, Puthenveetil, Zuiker and Nordstrom Employment Agreements

Under their employment agreements, Messrs. Creech, Puthenveetil, and Zuiker and Ms. Nordstrom would, upon termination by the Company without “cause” or resignation for “constructive discharge” (in each case as defined in their respective agreements), become entitled to receive the following:

•	An amount equal to the NEO’s base salary, payable in 12 equal monthly installments;

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EXECUTIVE COMPENSATION MATTERS

•	Any accrued but unpaid base salary as of the termination date;

•	Any accrued but unpaid performance bonus for the prior calendar year, on the same terms and at the same times as would have applied had the NEO’s employment not terminated; and

•

If the NEO elects COBRA coverage for health and/or dental insurance, Company-paid monthly premium payments for such coverage such that the NEO’s contributions to such plans will remain the same as if the NEO were employed by the Company until the earliest of: (1) 12 months from the termination date; or (2) the date the NEO is no longer eligible for COBRA coverage.

In the event of termination by the Company without “cause” or by the NEO for “constructive discharge,” in either case, within two years after a “change of control” (as defined in their employment agreements) or, in certain circumstances, within 180 days prior to the change of control, these NEOs are entitled to receive (i) a lump sum cash payment equal to 150% of his or her base salary and target annual bonus, (ii) a pro rata portion of his target annual bonus for the fiscal year in which the termination occurs, (iii) accelerated vesting of the unvested shares under all outstanding time-based equity awards and conversion of outstanding PSUs into time-based awards, and (iv) the difference between the monthly COBRA rate and the active employee premium rate for the applicable group health coverage (i.e., medical, dental and vision) for 18 months.

Each of these NEOs is required to execute a release of claims to receive severance benefits under their employment agreements. They are also required to comply with certain post-termination restrictive covenants, including a 12-month noncompete.

Hull Employment Agreement

Under his employment agreement, Mr. Hull would, upon termination by the Company without “cause” or resignation for “constructive discharge” (in each case as defined in his employment agreement), become entitled to receive the following:

•	An amount equal to the NEO’s base salary, payable in 12 equal monthly installments;

•	Any accrued but unpaid base salary as of the termination date;

•

If the NEO elects COBRA coverage for health and/or dental insurance, Company-paid monthly premium payments for such coverage such that the NEO’s contributions to such plans will remain the same as if the NEO were employed by the Company until the earliest of: (1) 12 months from the termination date; or (2) the date the NEO is no longer eligible for COBRA coverage.

Mr. Hull is required to execute a release of claims to receive severance benefits under his employment agreements. Mr. Hull is also required to comply with certain post-termination restrictive covenants, including a 12-month non-compete.

Change of Control Severance Policy

On February 22, 2018, the Compensation Committee adopted the Company’s COC Severance Policy. The COC Severance Policy is intended to provide eligible officers with reasonable financial security in their employment and position with the Company, without distraction from uncertainties regarding their employment created by the possibility of a potential or actual change of control. The COC Severance Policy applies to our CEO and all Executive Vice Presidents and Senior Vice Presidents (each, a “Participant”), which includes all of our NEOs. Participants who are eligible for severance benefits under both the COC Severance Policy and an employment or other agreement with the Company (including all our NEOs) will receive severance under whichever arrangement provides the greater benefit, but not both.

A Participant is entitled to benefits under the COC Severance Policy in the event of a termination of the Participant’s employment by the Company without “Cause” or by the Participant for “Constructive Discharge” either (a) on or before the second anniversary of the date of a “Change of Control” (as such terms are defined in the COC Severance Policy) or (b) in certain circumstances, within six months prior to the date that the Change of Control occurs (a “Qualifying Termination”). The COC Severance Policy does not change the terms of any plans or arrangements that may provide for severance benefits in case of a termination of employment not in connection with a Change of Control.

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EXECUTIVE COMPENSATION MATTERS

In the event of a Qualifying Termination, a Participant will receive a lump sum cash payment equal to: (i) a multiple (which is 2.0 for our CEO and 1.5 for all other Participants) times the sum of the Participant’s base salary and target annual bonus, (ii) a pro rata portion of the Participant’s target annual bonus for the fiscal year in which the termination occurs, and (iii) the difference between the monthly COBRA rate and the active employee premium rate for the applicable group health coverage (i.e., medical, dental and vision) as elected by the Participant (for the Participant and his or her eligible dependents) at the time of the Qualifying Termination multiplied by a number of months equal to 24 for our CEO and 18 for each other Participant. A Participant’s right to receive this payment and benefits is subject to his or her execution of a general release of claims against the Company.

In addition, the COC Severance Policy provides that all outstanding performance-based equity awards granted after the effective date of the COC Severance Policy shall be converted in their entirety to time-based equity awards upon the occurrence of a Change of Control based on the assumption that the performance goals are achieved at target; provided, however, that if the transaction price in a Change of Control transaction is below a share price vesting condition, the performance-based equity awards subject to such share price vesting condition shall be forfeited as of the Change of Control. The vesting of performance-based equity awards that are converted to time-based equity awards shall occur upon the same vesting schedule upon which the former performance metrics would have been measured and shall vest in full upon a Qualifying Termination. Additionally, if a Participant incurs a Qualifying Termination, all outstanding time-based equity awards, including converted performance-based equity awards that are held by a Participant and were granted after the effective date of the COC Severance Policy shall become fully vested and all forfeiture restrictions shall lapse.

The following table reflects the amount of compensation that would be paid to each of our NEOs, other than Mr. Creech, in the event of a termination of the executive officer’s employment under various scenarios. The amounts shown assume that such termination was effective as of December 31, 2025, and include estimates of the amounts that would be paid to each executive officer upon such NEO’s termination. The table only includes additional benefits that result from the termination and does not include any amounts or benefits earned, vested, accrued or owing under any plan for any other reason. None of our NEOs is entitled to any additional benefits in connection with a Change of Control without a related termination of employment. No amounts are disclosed in the following table for Mr. Creech, who did not receive any severance benefits in connection with his voluntary resignation.

Name(1)	Without Cause or Good Reason (not in Connection with a Change in Control)(2)	Death or Disability(3)	Termination in Connection with a Change in Control(4)
Jeffrey Graves	$1,298,130	—	$4,628,716
Reji Puthenveetil	$546,924	—	$1,940,980
Phyllis Nordstrom	$511,477	—	$2,454,614
Joseph Zuiker	$447,273	—	$1,479,121
Charles Hull	$455,420	—	$1,253,361

(1)

None of the NEOs will receive any special benefits in the event of voluntary separation without good reason or termination for cause. Under standard plan provisions, the NEOs will continue to be eligible for benefits under the Company’s medical and dental plans until the last day of the month in which termination occurs. Any bonus earned in the year of termination is forfeited.

(2)

Amounts in this column represent the cash and benefits to be paid to the NEO in the event of termination by the Company without cause or resignation with good reason (each as defined in the NEO’s employment agreement).

For Dr. Graves the severance benefits represent (i) 18 months of base salary and (ii) COBRA reimbursement for 18 months.

For Messrs. Puthenveetil, Zuiker, and Hull and Ms. Nordstrom, severance benefits represent: (i) 12 months of base salary and (ii) COBRA reimbursement for 12 months.

(3)	Amounts in this column represent the bonus for the year of termination that each NEO would have received in the event of termination by death or disability.

52	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION MATTERS

(4)

The amounts in this row are payable in the event of termination by the Company without cause or resignation for “constructive discharge” within six months prior to or two years after a “change of control.” Certain amounts are duplicative of amounts payable in the event of termination by the Company without cause or resignation for “constructive discharge” not in connection with a change of control.

For Dr. Graves the severance benefits represent (i) two times the sum of (x) the NEO’s then-current base salary and (y) the NEO’s target cash incentive bonus amount, (ii) payment of the bonus earned under the Annual Bonus Program, (iii) accelerated vesting of the unvested shares under outstanding time-based RSA awards (476,302 shares), (iv) the conversion of outstanding PSUs into immediately-accelerated RSAs (payout assumed at target share amount of 680,690 shares), and (v) COBRA reimbursement for 24 months.

For Messrs. Puthenveetil, Zuiker, and Hull and Ms. Nordstrom, severance benefits represent: (i) one and a half times the sum of (x) the NEO’s then-current base salary and (y) the NEO’s target cash incentive bonus amount, (ii) payment of their pro-rated target bonus under the Annual Bonus Program for the year during which termination occurs, (iii) accelerated vesting of the unvested shares under outstanding time-based RSA awards (188,524, 129,016, 70,008, and 571,203 shares, respectively), (iv) the conversion of outstanding PSUs into immediately-accelerated RSAs (payout assumed at target share amount of 264,834, 179,859, 103,004, and 216,282 shares, respectively), and (v) COBRA reimbursement for 18 months.

In each case, the value of accelerated equity amounts was computed based on the closing price of our Common Stock on December 31, 2025, of $1.77.

2026 PROXY STATEMENT	53

CEO PAY RATIO

CEO Pay Ratio

As required by applicable SEC rules, we must annually disclose the annual total compensation of our median employee (excluding the CEO), the annual total compensation of our CEO, and the ratio of the CEO compensation to the median employee compensation.
For 2025, our last completed fiscal year:

•	the annual total compensation of our CEO, calculated from information reported in the Summary Compensation Table included elsewhere in this Proxy Statement, was $1,487,950; and

•	the annual total compensation of our median employee (excluding our CEO) was $83,611.

Based on this information, for 2025 the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee was 18 to 1.
We identified our median employee in 2025 using a multistep process and took the following steps to determine the annual total compensation of that employee and our CEO for 2025:

•
We determined that, as of December 31, 2025, our active, global employee population consisted of approximately 1,418 individuals (excluding the CEO). This population consisted of our full-time, part-time, and temporary employees employed with us as of that date.

•	To identify the median employee from our employee population, we used annual base salary as of December 31, 2025.

•
For the annual total compensation of our median employee, we identified and calculated the elements of that employee’s compensation for 2025 in accordance with the requirements of Item 402(c)(2)(x), which are the same requirements we used to determine the annual total compensation of our CEO.

The CEO pay ratio reported is a reasonable estimate calculated in a manner consistent with SEC rules based on the methodologies and assumptions described. SEC rules for identifying the median employee and determining the CEO pay ratio permit companies to employ a wide range of methodologies, estimates and assumptions. As a result, the CEO pay ratios reported by other companies, which may have employed other permitted methodologies or assumptions and which may have a significantly different workforce structure from ours, are likely not comparable to our CEO pay ratio.

54	2026 PROXY STATEMENT

PAY VERSUS PERFORMANCE

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive Compensation Actually Paid (“CAP”) to our named executive officers (“NEOs”) and the Company’s financial performance. The Company does not use CAP as a basis for making compensation decisions, nor does it use the performance measures defined by the SEC for the Pay versus Performance table to measure performance for incentive plan purposes. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to “Executive Compensation Matters – Compensation Discussion and Analysis.”
Pay Versus Performance Table

	Summary Compensation Table Total for CEO	Compensation Actually Paid (“CAP”) to CEO			Value of Initial Fixed $100 Investment Based On:
Year			Average summary compensation table total for non-CEO named executive officers (1)	Average compensation actually paid to non-CEO named executive officers (2)	Total Shareholder Return (3)	Peer Group Total Shareholder Return	Net Income (in millions)	Adjusted EBITDA (in millions) (4)
(a)			(d)	(e)	(f)	(g)	(h)	(i)

2025	$1,487,950	$(119,838)	$831,687	$177,910	$ 17	$141	$ 29.9	$ (45.4)

2024	$2,126,755	$3,420,597	$ 888,183	$1,540,478	$ 37	$151	$ (256.9)	$ (66.4)

2023	$6,535,630	$2,603,992	$1,706,156	$492,584	$ 62	$213	$ (362.7)	$ (26.3)

2022	$5,687,163	$(7,091,673)	$1,636,419	$(1,319,015)	$ 86	$160	$(121.70)	$ (5.80)

2021	$8,574,250	$15,609,540	$3,081,939	$5,899,487	$162	$227	$ 322.10	$ 56.10

(1)
The names of each of the NEOs included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2025, Reji Puthenveetil, Jeffrey Creech, Joseph Zuiker, Phyllis Nordstrom, and Charles Hull (ii) for 2024, Reji Puthenveetil, Jeffrey Creech, Joseph Zuiker, and Phyllis Nordstrom; (iii) for 2023, Michael Turner, Andrew Johnson, Menno Ellis, Reji Puthenveetil, Jeffrey Creech, and Phyllis Nordstrom; (iv) for 2022, Michael Turner, Andrew Johnson, Menno Ellis, Reji Puthenveetil, Jagtar Narula, and Wayne Pensky; and (v) for 2021, Andrew Johnson, Menno Ellis, Reji Puthenveetil, and Jagtar Narula.

(2)
SEC rules require certain adjustments be made to the Summary Compensation Table totals to determine CAP as reported herein. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the applicable NEO without restriction during the applicable year but rather are a valuation calculated under applicable SEC rules.

For purposes of the CAP calculation, there was no actuarial change in pension value or pension related adjustments to report. In addition, for purposes of the equity award adjustments shown below, there are no dividends or interest accrued to report.

(3)
TSR is determined based on the value of an initial fixed investment of $100. The peer group TSR represents TSR of the S&P SmallCap 600 Information Technology Index, which is the peer group used by the Company for purposes of Item 201(e) of Regulation S-K.

(4)
Adjusted EBITDA is the financial measure from the tabular list of 2025 Most Important Measures shown that, in the Company’s assessment, represents for 2025 the most important performance measure used to link compensation actually paid to our CEO and other NEOs to the Company’s performance. The Company selected this measure as the most important because adjusted EBITDA accounted for 50% of target annual bonus award opportunities for our NEOs in 2025. Adjusted EBITDA is defined on page 38 and is a non-GAAP financial measure.

2026 PROXY STATEMENT	55

PAY VERSUS PERFORMANCE

					Add Equity Award Adjustments

Year	Executives CEO Other NEOs	Summary Compensation Table (SCT) Total for Covered Year	Subtract Grant Date Fair Value of Awards as Reported in SCT for Covered Year	Add Covered Year-End Value of Awards Granted in Covered Year and Outstanding and Unvested as of Covered Year End	Change in Value as of Covered Year-End (as Compared to Prior Year-End) of Equity Awards Granted Prior to Covered Year and Outstanding and Unvested as of Covered Year End	Add, for Awards Granted and Vested in the Covered Year, Fair Value as of Vesting Date	Change in Value as of Vesting Date (as Compared to Prior Year-End) of Equity Awards Granted Prior to Covered Year that Vested During Covered Year	Subtract Prior Year-End Value of Equity Awards that Failed to Meet Vesting Conditions During Covered Year

2025	CEO	$1,487,950	$(629,750)	$523,139	$(1,300,419)	$—	$(200,757)	$—

	Other NEOs	$831,687	$(359,901)	$121,325	$(281,688)	$—	$(55,956)	$(77,556)

2024	CEO	$2,126,755	$(1,252,062)	$1,581,813	$(843,813)	$—	$(696,219)	$—

	Other NEOs	$888,183	$(417,352)	$2,117,339	$(529,335)	$—	$(590,763)	$—

2023	CEO	$6,535,630	$(5,268,229)	$2,094,393	$(1,114,020)	$—	$356,218	$—

	Other NEOs	$1,706,156	$(1,300,976)	$532,787	$(273,623)	$—	$(65,805)	$(105,956)

2022	CEO	$5,687,163	$(4,765,861)	$1,882,109	$(7,695,443)	$—	$(2,199,640)	$—

	Other NEOs	$1,636,419	$(1,269,985)	$456,106	$(1,221,213)	$14,940	$(116,787)	$(818,495)

2021	CEO	$8,574,250	$(6,378,719)	$5,693,472	$5,445,859	$—	$2,274,678	$—

	Other NEOs	$3,081,939	$(2,302,472)	$2,022,950	$1,973,281	$—	$1,224,538	$(100,749)
Analysis of the Information Presented in the Pay Versus Performance Table

As described in more detail in the section “Executive Compensation Matters – Compensation Discussion and Analysis,” the Company’s executive compensation program reflects the Board’s commitment to strong corporate governance and achievement of rewards based upon the creation of sustainable Company value. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay Versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and, therefore, does not specifically align the Company’s performance measures with CAP (as computed in accordance with the SEC rules for a particular year).

56	2026 PROXY STATEMENT

PAY VERSUS PERFORMANCE

The following graphs further illustrate the relationship between the pay and performance figures that are included in the Pay Versus Performance tabular disclosure. In addition, the first graph below further illustrates the relationship between Company total stockholder return and that of the S&P SmallCap 600 Information Technology Index. CAP for purposes of the tabular disclosure and the following graphs was calculated in accordance with SEC rules and does not fully represent the actual final amount of compensation earned by or actually paid to our NEOs during the applicable years.

Company TSR vs. Peer Group TSR
250
200
150
100
50
0
2021
2022
2023
2024
2025
Company TSR
Peer Group TSR

CAP vs. Company TSR
(in 000's except for TSR Values)
$20,000
$15,000
$10,000
$5,000
$-
$(5,000)
$(10,000)
200
150
100
50
0
2021
2022
2023
2024
2025
CEO
Avg. Other NEOs
TSR

CAP vs. Net Income
(in 000's)
$20,000
$15,000
$10,000
$5,000
$-
$(5,000)
$(10,000)
$400,000
$300,000
$200,000
$100,000
$-
$(100,000)
$(200,000)
$(300,000)
$(400,000)
2021
2022
2023
2024
2025
CEO
Avg. other NEOs
Net Income

CAP vs. Adj EBITDA
(in 000's)
$20,000
$15,000
$10,000
$5,000
$-
$(5,000)
$(10,000)
$80,000
$60,000
$40,000
$20,000
$-
$(20,000)
$(40,000)
$(60,000)
$(80,000)
2021
2022
2023
2024
2025
CEO
Avg. other NEOs
Adj. EBITDA

2026 PROXY STATEMENT	57

PAY VERSUS PERFORMANCE

Financial Performance Measures

As described in greater detail in “Executive Compensation Matters – Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. The metrics that the Company uses for both our annual and long-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our stockholders. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs for the most recently completed fiscal year to the Company’s performance are as follows:

•	Revenue

•	Adjusted EBITDA

•	Relative TSR (the Company’s TSR as compared to the 3DPRNT Index)

58	2026 PROXY STATEMENT

RATIFICATION OF AUDITORS

PROPOSAL 3: Ratification of the Appointment of Independent Registered Public Accounting Firm

The Audit Committee is recommending the appointment of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm to examine and report on our financial statements for the year ending December 31, 2026, and the Board of Directors is asking stockholders to ratify this appointment. Although current law, rules, and regulations, as well as the Audit Committee charter, require our independent registered public accounting firm to be engaged, retained, and supervised by the Audit Committee, the Board of Directors considers the appointment of the independent registered public accounting firm to be an important matter of stockholder concern and is submitting the appointment of Deloitte for ratification by stockholders as a matter of good corporate practice. We consider Deloitte to be well qualified. If the stockholders do not ratify the appointment of Deloitte, the Audit Committee will reconsider whether or not to retain Deloitte. However, the Audit Committee will not be obliged to select a different independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if it is determined that such a change would be in the best interests of the Company and its stockholders.

Representatives of Deloitte are expected to participate in the Annual Meeting. They will have the opportunity to make a statement and are expected to be available to respond to appropriate questions.

The affirmative vote of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote is required to approve this proposal. Abstentions from voting on this proposal will have the same effect as a vote against this proposal.

The Board of Directors unanimously recommends you vote FOR this proposal to ratify the appointment of Deloitte as our independent registered public accounting firm for 2026.

2026 PROXY STATEMENT	59

RATIFICATION OF AUDITORS

Fees of Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting the compensation of, and overseeing the work of our independent registered public accounting firm. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm to assure that the provision of such services does not impair the independent registered public accounting firm’s independence.

Prior Change of Auditors

Introduction

On December 4, 2023, the Audit Committee appointed Deloitte to serve as the Company’s independent registered public accountants for our fiscal year ending December 31, 2024. Deloitte was appointed the Company’s independent registered public accounting firm on August 13, 2024 following the dismissal of BDO, USA, LLP (“BDO”), the Company’s prior independent registered accounting firm.

Previous Independent Registered Public Accounting Firm

On December 4, 2023, the Audit Committee dismissed BDO, its then-current independent registered public accounting firm, effective upon completion of its audit of the Company’s consolidated financial statements as of and for the fiscal year ending December 31, 2023 and the issuance of its reports thereon (the “2023 Audit”). BDO completed the 2023 Audit on August 13, 2024 (“Dismissal Date”), which thereby terminated BDO’s engagement as the Company’s independent registered public accounting firm.

The audit reports of BDO on the Company’s consolidated financial statements for each of the fiscal years ended December 31, 2023 and December 31, 2022 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

Except as discussed below, during the Company’s fiscal years ended December 31, 2023 and December 31, 2022, and during the subsequent interim period through the Dismissal Date, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to BDO’s satisfaction, would have caused BDO to make reference to the subject matter of the disagreements in connection with its reports on the Company’s consolidated financial statements for such fiscal years. During the subsequent interim period through the Dismissal Date, there was a disagreement between the Company and BDO with respect to the Company’s proposed accounting treatment concerning an adjustment to incremental non-reimbursed expenses incurred in connection with a revenue contract. The Audit Committee and BDO discussed the matter prior to the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023. The disagreement was resolved to the satisfaction of BDO.

During the Company’s fiscal years ended December 31, 2023 and December 31, 2022, and during the subsequent interim period through the Dismissal Date, there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K), other than the two material weaknesses in the Company’s internal control over financial reporting that were initially disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and an additional three material weaknesses that were disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023. These material weaknesses involved a failure to design or maintain effective controls in response to the risks of material misstatement, including designing and maintaining formal accounting policies, procedures, and controls over significant accounts and disclosures to achieve complete, accurate and timely financial accounting, reporting and disclosures, with respect to: (1) the revenue process, including the review of contract terms input into the Company’s information systems that support the determination of revenue recognition, the accounting for, and the monitoring of the timing of revenue recognition; (2) the financial close, accounting, and reporting processes, as specifically related to management’s review of internally prepared reports and analyses utilized in these processes in reviewing certain financial statement disclosures; (3) the design and implementation of controls over the review of revenue pricing and the

60	2026 PROXY STATEMENT

RATIFICATION OF AUDITORS

implementation of a related accounting information system; (4) management’s review of the technical accounting treatment for certain technical matters related to certain transactions and financial statement accounts; and (5) the maintenance of an effective control environment; specifically, as it relates to: (a) senior management’s commitment to the control environment principles, and (b) maintaining sufficient qualified resources with the appropriate level of knowledge, experience, and training necessary to support accounting and financial reporting processes and controls. The Company is currently in the process of remediating the remaining portions of these material weaknesses.

New Independent Registered Public Accounting Firm

On August 13, 2024, following the completion of the 2023 Audit and the dismissal of BDO, the Audit Committee engaged Deloitte as the Company’s independent registered public accounting firm for the audit of the Company’s consolidated financial statements as of and for the fiscal year ending December 31, 2024 (the “2024 Audit”).

During the fiscal years ended December 31, 2023 and December 31, 2022, and during the subsequent interim period through the Engagement Date, neither the Company nor anyone on its behalf consulted with Deloitte regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instruction thereto), or (iii) any reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Audit Fees and Pre-Approval Policy

The Audit Committee has established a policy to pre-approve all audit and permissible non-audit services. Deloitte served as our independent registered public accounting firm for fiscal years 2025 and 2024. All services provided by Deloitte for fiscal years 2025 and 2024 were pre-approved by the Audit Committee.

The following table sets forth the aggregate fees that Deloitte billed us for professional services rendered for the years ended December 31, 2025, and December 31, 2024, respectively.

	2025	2024
	(in thousands)
Audit Fees(1)	$4,314	$4,906
Tax Fees(2)	95	87
All Other Fees(3)	2	4
Total	$4,411	$4,997

(1)

Audit fees include fees for audit services in connection with the Company’s annual financial statements, including the audit of internal control over financial reporting, the reviews of quarterly reports on Form 10-Q, statutory audits required internationally, comfort letters, consents, and other services relating to Securities and Exchange Commission filings.

(2)	Tax fees include fees for services related to tax compliance, including tax return preparation and filing of tax returns.

(3)	This category represents fees for all other services or proceeds provided and not covered by the categories above.

2026 PROXY STATEMENT	61

RATIFICATION OF AUDITORS

Report of the Audit Committee

The Audit Committee of the Board of Directors is currently composed of three directors, each of whom is independent as defined by the listing standards of the NYSE, is “financially literate” and has the accounting or related financial management experience required by the listing standards of the NYSE, Ms. Drayton and Mr. Moore are “audit committee financial experts” as defined in the regulations of the SEC. See “Corporate Governance at 3D Systems—Committees of the Board of Directors—Audit Committee.”

RESPONSIBILITIES

The Audit Committee is responsible for providing independent, objective oversight of our financial reporting processes and internal controls. In performing its oversight responsibilities, the Audit Committee reviews the adequacy of our internal control over financial reporting, including special audit steps that may be adopted in light of material control deficiencies. The Audit Committee will continue to oversee actions to address and remediate material weaknesses reported in our Annual Report on Form 10-K for the year ended December 31, 2025.

Management is responsible for our system of internal controls and our financial reporting processes, including the preparation of our financial statements in conformity with United States’ generally accepted accounting principles. Deloitte, our independent registered public accounting firm for the year ending December 31, 2025, is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and for issuing a report based on this audit expressing its opinion as to whether our financial statements present fairly, in all material respects, our financial position, results of operations and cash flows in conformity with United States’ generally accepted accounting principles.

The Audit Committee’s responsibility is to review and monitor, in an oversight capacity, the financial reporting and auditing processes. The Audit Committee has relied, without independent verification, on management’s representations that the financial statements are complete, free of material misstatement and prepared in accordance with United States’ generally accepted accounting principles, and on the opinion and representations made by Deloitte in its report on our financial statements, including its representations that Deloitte is “independent” and that its audit was performed in accordance with the auditing standards of the PCAOB. The Audit Committee’s oversight does not provide assurance that management’s and Deloitte’s opinion and representations referred to are correct.

2025 CONSOLIDATED FINANCIAL STATEMENTS

In connection with these responsibilities, the Audit Committee met with management and representatives of Deloitte to review and discuss the audited consolidated financial statements for the year ended December 31, 2025. The Audit Committee discussed with the representatives of Deloitte the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee received written disclosures and the letter from Deloitte required by applicable requirements of the PCAOB regarding Deloitte’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the representatives of Deloitte that firm’s independence. The Audit Committee also pre-approved the services that Deloitte was engaged to provide during 2025, evaluated and approved the fees charged for engagements that Deloitte undertook, and considered whether Deloitte’s provision of the services that were provided was compatible with maintaining that firm’s independence.

Based upon the Audit Committee’s discussions with management and Deloitte and the Audit Committee’s review of the representations of management and Deloitte, the Audit Committee recommended that the Board of Directors approve including the audited consolidated financial statements for the year ended December 31, 2025, in our Annual Report on Form 10-K for that year for filing with the SEC.

62	2026 PROXY STATEMENT

RATIFICATION OF AUDITORS

INTERNAL CONTROL AUDIT

For the year ended December 31, 2025, the Audit Committee reviewed and monitored, on an oversight basis, management’s activities undertaken to comply with our internal control evaluation responsibilities under Section 404 of The Sarbanes-Oxley Act of 2002. In connection with this oversight, the Audit Committee met with management and representatives of Deloitte to review and discuss management’s assessment of the effectiveness of our internal control over financial reporting as of December 31, 2025. Management’s assessment is contained in our Annual Report on Form 10-K for the year ended December 31, 2025.

Audit Committee:

Claudia N. Drayton, Chair

Thomas W. Erickson

Kevin S. Moore

2026 PROXY STATEMENT	63

CERTIFICATE OF INCORPORATION AMENDMENT INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

PROPOSAL 4: Approval of Amendment to Certificate of Incorporation to Increase Authorized Shares of Common Stock

OVERVIEW

We are asking our stockholders to approve an amendment to our Certificate of Incorporation, as amended, to increase our authorized number of shares of Common Stock from 220,000,000 shares to 440,000,000 shares (the “Share Increase”). On March [●], 2026, the Board adopted resolutions unanimously approving, subject to stockholder approval, the proposed amendment to our Certificate of Incorporation, as amended, substantially in the form of Appendix A hereto (the “Certificate of Incorporation Amendment”). At that time, the Board determined the proposed amendment and the Share Increase to be advisable and in the best interests of the Company and its stockholders and is accordingly submitting the proposed amendment and the Share Increase for approval by our stockholders. The additional 220,000,000 shares of Common Stock will be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently issued and outstanding and will not include preemptive rights.

PURPOSE

Our Board believes that the authorized number of shares of Common Stock should be increased as a matter of good corporate governance to provide sufficient shares for such corporate purposes as may reasonably be determined by the Board to be necessary and in the best interest of the Company and its stockholders. These purposes may include:

•	our equity incentive plans;

•	raising capital through the future sale of our Common Stock or other securities convertible or exercisable for shares of our Common Stock when necessary or appropriate;

•	expanding our business through the acquisition of other businesses, products or assets;

•	establishing partnerships, collaborations and/or other strategic relationships with other companies; and

•	other corporate purposes that have not yet been identified.

Our Board believes that these additional shares would provide us with needed flexibility to issue shares in the future without potential expense or delay incident to obtaining stockholder approval for a particular issuance, unless applicable law, rule or regulation requires stockholder approval for such issuance. Other than with respect to our 2015 Incentive Plan, we currently do not have any specific plans, arrangements, undertakings or agreements for the proposed increase of authorized shares in connection with any of the foregoing prospective activities. However, we may use a portion of the additional authorized shares for one or more equity financings in the near term. The terms of any such issuance, including the amount, timing and pricing, have not yet been determined and will depend on market conditions and other factors. Once authorized, the additional shares of Common Stock may be issued with approval of our Board but without further approval from our stockholders, unless applicable law, rule or regulation requires stockholder approval for such issuance. Stockholder approval of the Share Increase is required under Delaware law.

64	2026 PROXY STATEMENT

CERTIFICATE OF INCORPORATION AMENDMENT INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

PROPOSED CHANGES TO OUR CERTIFICATE OF INCORPORATION

The proposed Share Increase will increase the number of shares of Common Stock authorized for issuance from 220,000,000 shares to 440,000,000 shares. The Company is currently authorized to issue 220,000,000 shares of Common Stock, of which 146,058,979 are currently issued and outstanding, and 5,000,000 shares of preferred stock, $0.001 par value per share (“Preferred Stock”), of which none are currently issued and outstanding. The Share Increase will not change any substantive terms of the Common Stock or Preferred Stock or any powers or rights of their respective holders. The Common Stock will continue to be listed and traded on the New York Stock Exchange under the symbol “DDD”.

If this Proposal 4 is approved, we intend to amend our Certificate of Incorporation in connection with implementing the proposal. A copy of the Certificate of Incorporation Amendment is attached to this proxy statement as Appendix A. Stockholders are encouraged to read the Certificate of Incorporation Amendment in its entirety.

POTENTIAL EFFECTS OF THE PROPOSED CERTIFICATE OF INCORPORATION AMENDMENT

The additional shares of Common Stock would have rights identical to our Common Stock currently outstanding. Approval of the Share Increase and any issuance of Common Stock would not affect the rights of the holders of our Common Stock currently outstanding, except to the extent that future issuances of Common Stock would reduce each existing stockholder’s proportionate ownership. If the proposed Share Increase is approved and the Board decides to issue such shares of Common Stock, such issuance of Common Stock may, among other things, have a dilutive effect on earnings per share and on stockholders’ equity and voting rights. Furthermore, future sales of substantial amounts of our Common Stock, or the perception that these sales might occur, could adversely affect the prevailing market price of our Common Stock or limit our ability to raise additional capital.

Our Board has not proposed the increase in the amount of authorized shares with the intention of discouraging tender offers or takeover attempts. However, the availability of additional authorized shares for issuance may have the effect of discouraging a merger, tender offer, proxy contest or other attempt to obtain control.

As of the record date for the Annual Meeting, 146,058,979 shares of our Common Stock were issued and outstanding, 49,370,343 shares of our Common Stock were subject to outstanding stock options, warrants, or other convertible securities (in each case, outside of awards under the 2015 Incentive Plan), and 8,253,807 shares of our Common Stock were reserved for issuance under the 2015 Incentive Plan, thereby leaving approximately 16,316,871 shares of Common Stock unassigned and authorized for potential issuance of the current 220,000,000 shares of Common Stock authorized. If approved, the Share Increase will not change the number of shares of Preferred Stock authorized for issuance. No appraisal or dissenters’ rights are available to our stockholders under Delaware law or our Certificate of Incorporation in connection with this Proposal 4.

VOTE REQUIRED AND EFFECTIVE DATE OF THE SHARE INCREASE

This proposal shall be approved if the votes cast for the Certificate of Incorporation Amendment exceed the votes cast against the Certificate of Incorporation Amendment. Abstentions from voting on this proposal will not have any effect on determining the outcome. If the stockholders approve the Certificate of Incorporation Amendment, we intend to file a corresponding Certificate of Amendment to our Certificate of Incorporation or, alternatively, amend and restate our Certificate of Incorporation, in either case to reflect the approval of the Certificate of Incorporation Amendment with the Delaware Secretary of State as soon as practicable following the Annual Meeting, at which time the Share Increase would become effective.

The Board of Directors unanimously recommends you vote FOR this proposal to amend our Certificate of Incorporation to increase our authorized shares of Common Stock.

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PROPOSAL 5: Approval of the Amendment and Restatement of the 2015 Incentive Plan

OVERVIEW

We currently maintain the 2015 Incentive Plan, which was originally adopted by the Board of Directors on March 11, 2015, and approved by stockholders at our 2015 Annual Meeting on May 19, 2015 (as amended and restated through the date hereof, the “2015 Incentive Plan”). The 2015 Incentive Plan was subsequently amended and restated on March 26, 2020, February 15, 2022, and July 30, 2024, upon stockholder approval, to increase the number of shares available for issuance of awards thereunder and to make certain additional changes determined by the Board of Directors to be in the interest of the Company and our stockholders.

At this Annual Meeting, we are asking stockholders to approve an amendment and restatement of the 2015 Incentive Plan (the “Amendment and Restatement”) that would (i) add 4,000,000 new shares of our Common Stock to the pool of shares available for awards and (ii) extend the term of the 2015 Incentive Plan until March [●], 2036. The Amendment and Restatement was adopted by the Board of Directors on March [●], 2026, subject to stockholder approval.

Under the 2015 Incentive Plan, the Company may issue shares of Common Stock to employees, officers, non-employee directors, consultants and advisors of the Company, or of any affiliate, as the Compensation Committee may determine and designate from time to time, in the form of restricted stock, restricted stock units, stock options, stock appreciation rights (“SARs”), performance awards and incentive awards.

The Board and the Compensation Committee believe that the 2015 Incentive Plan is a key part of the Company’s compensation philosophy and programs. Our ability to attract, retain and motivate highly qualified officers, non-employee directors, key employees, consultants and advisors is critical to our success. The Board and the Compensation Committee believe that the interests of the Company and its stockholders will be advanced if we can continue to offer our officers, non-employee directors, key employees, consultants and advisors the opportunity to acquire or increase in a direct proprietary interest in the operations and future success of the Company.

The Company reserved 29,235,011 shares of Common Stock for issuance pursuant to awards under the 2015 Incentive Plan. As of March 23, 2026, 8,253,807 shares of Common Stock remained reserved for issuance. Additionally, as of March 23, 2026, there were 4,919,413 outstanding full value awards and 160,000 outstanding options with a weighted average exercise price of $13.25 and a weighted average remaining contractual life of 1.8 years under the 2015 Incentive Plan.

In order to increase the pool of shares available for future equity award grants to continue to operate our compensation program in a manner consistent with past practices and to accommodate anticipated growth, on March [●], 2026, the Board adopted, subject to stockholder approval, the Amendment and Restatement, to (i) add 4,000,000 shares of Common Stock to the pool of shares available for equity awards; and (ii) extend the term of the 2015 Incentive Plan until March [●], 2036. The proposed increase to the share pool and the extension of the term of the 2015 Incentive Plan are the only substantive changes to the 2015 Incentive Plan included in the Amendment and Restatement.

The Amendment and Restatement will become effective on May 14, 2026, the date of the Annual Meeting, if approved by our stockholders, and will remain in effect until March [●], 2036, unless terminated earlier by the Board of Directors. If the Amendment and Restatement is not approved by our stockholders, the Company’s existing equity plans, including the 2015 Incentive Plan, will remain in effect in accordance with their terms and the Company may continue to make awards under such plan.

VOTE REQUIRED

The affirmative vote of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote is required to approve this proposal. Abstentions from voting on this proposal will have the same effect as a vote against this proposal. Broker non-votes will not be treated as votes cast on this matter, and therefore will not have any effect on determining the outcome.

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EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes information regarding all the Company’s outstanding equity awards and shares available for future awards under the Company’s equity plans as of December 31, 2025.

Plan Category	Number of securities to be issued upon exercise of outstanding stock options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuance under equity compensation

Equity compensation plans approved by stockholders	2,287	$13.26	5,196

Equity compensation plans not approved by stockholders	—	—	—

Total	2,287	$13.26	5,196

The	weighted-average exercise price is only applicable to stock options.

CORPORATE GOVERNANCE ASPECTS OF THE 2015 INCENTIVE PLAN

The 2015 Incentive Plan has been designed to include a number of provisions that the Company believes promote best practices by reinforcing the alignment between equity compensation arrangements for eligible employees and non-employee directors and stockholders’ interests. These provisions include the following:

•	No Discounted Options or Stock Appreciation Rights (SARs). Stock options and SARs may not be granted with exercise prices lower than the market value of the underlying shares on the grant date.

•

No Repricing Without Stockholder Approval. Other than in connection with a change in the Company’s capitalization, the Company will not, without stockholder approval, reduce the exercise price of a stock option or SAR and will not exchange such stock option or SAR for a new award with a lower (or no) exercise price.

•	No Transferability. Awards generally may not be transferred except by will or the laws of descent and distribution, unless approved by the Compensation Committee.

•

No Evergreen Provision. The 2015 Incentive Plan does not contain an “evergreen” feature pursuant to which the shares authorized for issuance under the 2015 Incentive Plan can be automatically replenished.

•	No Automatic Grants. The 2015 Incentive Plan does not provide for automatic grants to any participant. No Tax Gross-Ups. The 2015 Incentive Plan does not provide for any tax gross-ups.

•	Director Limits. The 2015 Incentive Plan contains annual limits on the amount of awards that may be granted to non-employee directors.

•

Modified 280G Cutback. If any payment under the 2015 Incentive Plan would cause a participant to become subject to the excise tax imposed under Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), then payments and benefits will be reduced to the amount that would not cause the participant to be subject to the excise tax if such a reduction would put the participant in a better after tax position than if the participant were to receive all of the payments and benefits and pay the excise tax. No tax-gross ups will be provided under the 2015 Incentive Plan.

•

Multiple Award Types. The 2015 Incentive Plan permits the issuance of incentive stock options, nonqualified stock options, SARs, restricted stock units, restricted stock, and other types of equity and cash incentive grants, subject to the share limits of the 2015 Incentive Plan. This breadth of award types will enable the Compensation Committee to tailor awards in light of the accounting, tax, and other standards applicable at the time of grant. Historically, these standards have changed over time.

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•	Clawback Policy. All awards made under the 2015 Incentive Plan are subject to the Company’s clawback policy described in the “Clawbacks of Incentive Compensation” section on page 45.

•	Independent Oversight. The 2015 Incentive Plan is administered by a committee of independent Board members.

SUMMARY OF 2015 INCENTIVE PLAN

The following summary of the 2015 Incentive Plan, as amended by the Amendment and Restatement, is not intended to be a complete description and is qualified in its entirety by the actual text of the 2015 Incentive Plan, as amended by the Amendment and Restatement, which is attached as Appendix B to this proxy statement.

ADMINISTRATION

The 2015 Incentive Plan is administered by the Compensation Committee of our Board of Directors or a subcommittee thereof, which consists of at least two directors who are both “Non-Employee Directors” within the meaning of Rule 16b-3 of the Exchange Act. The Compensation Committee has the authority to grant awards under the 2015 Incentive Plan and has broad discretion to determine the terms and conditions of such awards, subject to the provisions of the 2015 Incentive Plan. Notwithstanding the foregoing, only the full Board of Directors may grant and administer awards under the 2015 Incentive Plan to non-employee directors.

ELIGIBILITY AND TYPES OF AWARDS UNDER THE 2015 INCENTIVE PLAN

The 2015 Incentive Plan permits the granting of restricted stock, restricted stock units, stock options, SARs, performance awards and incentive awards. Employees (including employee directors and executive officers) and consultants of the Company and its subsidiaries and affiliates and our non-employee directors are eligible to participate in the 2015 Incentive Plan.

Accordingly, each non-employee member of the Board of Directors, each executive officer, and each person who previously served as an executive officer during fiscal year 2025 and remains employed by us has an interest in this Proposal 5. As of the record date, 1,318 employees (including executive officers) would be eligible to participate in the 2015 Incentive Plan. In addition, eight non-employee director nominees will be eligible to participate in the 2015 Incentive Plan.

As of March 23, 2026, the per share closing price of our Common Stock as reported on the NYSE was $2.04 and there were 146,058,979 shares of our Common Stock issued and outstanding.

SHARES AVAILABLE FOR ISSUANCE

Subject to adjustment in the event of certain changes in capitalization, if our stockholders approve the Amendment and Restatement, the total number of shares of our Common Stock reserved for issuance under the 2015 Incentive Plan will be 33,235,011 shares, reflecting an increase of 4,000,000 shares over the number of shares currently available for issuance under the 2015 Incentive Plan.

If any award is cancelled, forfeited, expires or otherwise terminates without the issuance or delivery of nonforfeitable shares of Common Stock, or is withheld by, or otherwise remitted to, the Company to satisfy a participant’s tax withholding liabilities, or if any award is settled for cash or otherwise does not result in the issuance of all or a portion of the shares of Common Stock subject to such award, then the shares of Common Stock subject to the award shall, to the extent of such cancellation, forfeiture, expiration, termination, withholding, remittance, cash settlement or non-issuance, again be available for issuance under the 2015 Incentive Plan.

In the event of any change in the outstanding shares of Common Stock or other securities then subject to the 2015 Incentive Plan by reason of any stock split, reverse stock split, stock dividend, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change, or if the outstanding securities of the class then subject to the 2015 Incentive Plan are exchanged for or converted into cash, property or a different kind of security, or if cash, property or securities are distributed in respect of such outstanding securities (other than a regular cash dividend), then, unless the terms of such transaction shall provide otherwise, such equitable adjustments shall be made in the 2015 Incentive Plan and the awards thereunder (including, but not limited to, appropriate and proportionate adjustments in (i) the number and type of shares or other securities that may be acquired pursuant to awards theretofore granted under the 2015 Incentive Plan; (ii) the maximum number and type of shares or other securities that may be issued pursuant to awards thereafter granted under the 2015

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Incentive Plan; (iii) the number of shares of restricted stock and shares of Common Stock under restricted stock units that are outstanding and the terms thereof; (iv) the exercise prices of outstanding options and SARs; and (v) individual grant limits as the Compensation Committee determines are necessary or appropriate, including, if necessary, any adjustment in the maximum number of shares of Common Stock available for distribution under the 2015 Incentive Plan.

In the event that (i) any stock option granted under the 2015 Incentive Plan is exercised through the tendering of shares of Common Stock or by the withholding of shares of Common Stock by the Company or (ii) withholding tax liabilities resulting from an award are satisfied by the withholding of shares of Common Stock, then the number of shares tendered or withheld shall be available for future grants of awards. If Common Stock is issued in settlement of a SAR, the number of shares of Common Stock available under the 2015 Incentive Plan shall be reduced by the number of shares of Common Stock issued in settlement of the SAR rather than the number of shares of Common Stock for which the SAR is exercised.

INDIVIDUAL GRANT LIMITS

No participant in the 2015 Incentive Plan may be granted awards during any calendar year in excess of any of the following limits: options covering in excess of 500,000 shares; SARs covering in excess of 500,000 shares; performance awards in excess of 500,000 shares; or incentive awards covering in excess of 500,000 shares or $3,500,000 if such incentive award is denominated in cash. In addition, non-employee directors may only be granted awards under the 2015 Incentive Plan equal to the number of shares of Common Stock that has a fair market value on the date of grant equal to $250,000 per year.

AWARDS

Restricted Stock. Restricted stock, i.e., shares of Common Stock that may be subject to vesting requirements, transfer restrictions or both, may be awarded under the 2015 Incentive Plan. Restricted stock may be granted subject to such restrictions and provisions as may be established by the Compensation Committee, consistent with the terms of the 2015 Incentive Plan. The restrictions may be based on performance standards, periods of service, continued ownership by the participant of specified shares of Common Stock, or other criteria. The Compensation Committee may condition awards of restricted stock on the participant paying a price set by the Compensation Committee at the time and in the manner prescribed by the Compensation Committee.

A participant has all the rights of a stockholder with respect to shares of Common Stock subject to a restricted stock award. Accordingly, the participant has the right to vote and receive dividends with respect to such shares, except that dividends will be accumulated and paid when, and to the extent that, the vesting requirements for the restricted shares are satisfied.

Restricted stock will be forfeited and returned to the Company, and all rights of the participant with respect to such restricted stock will terminate unless the participant continues in the service of the Company, a subsidiary or an affiliate until the expiration of the restricted period for such restricted stock, and the participant satisfies any and all other conditions established by the Compensation Committee. The Compensation Committee will determine the restricted period (which may, but need not, lapse in installments) and any other terms and conditions applicable to the restricted stock.

Restricted Stock Units. Restricted stock units may be granted under the 2015 Incentive Plan. A restricted stock unit is a notional bookkeeping entry that represents the right to receive, at settlement, the value of one share of Common Stock. Restricted stock units may be granted subject to such restrictions and provisions, whether based on performance standards, periods of service, continued ownership by the participant of specified shares of Common Stock, or other criteria not inconsistent with the terms of the 2015 Incentive Plan, as may be established by the Compensation Committee.

Restricted stock units that are earned and vested may be settled in cash, Common Stock, or a combination thereof, as determined by the Compensation Committee. Restricted stock units will be forfeited, and all rights of the participant with respect to such restricted stock units will terminate, unless the participant continues in the service of the Company, a subsidiary or an affiliate until the expiration of the restricted period for such restricted stock unit award, and the participant satisfies any and all other conditions established by the Compensation Committee. The Compensation Committee will determine the restricted period (which may, but need not, lapse in installments)

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and any other terms and conditions applicable with respect to any restricted stock unit award.

A participant does not have any rights as a stockholder with respect to any restricted stock units. However, the Compensation Committee has the discretion to provide for the payment of dividend equivalents to the participant in connection with restricted stock unit awards. Any dividend equivalents will be accumulated and paid when, and to the extent that, the restricted stock units are earned or become vested.

Stock Options. Stock options may be granted under the 2015 Incentive Plan. A stock option entitles the participant to purchase shares of Common Stock from the Company at a specified exercise price. Two types of options—incentive stock options (“ISOs”) and nonqualified stock options (“NQSOs”)—may be granted under the 2015 Incentive Plan. The two types of options differ primarily in the tax consequences attending the exercise of an option and the disposition of the shares received upon exercise of an option. The exercise price per share of any stock option granted under the 2015 Incentive Plan will not be less than the fair market value per share of the Common Stock on the date the option is granted. In the case of an ISO granted to a person who owns or is deemed to own more than 10 percent of the voting power of the Company, the exercise price per share of the ISO will not be less than 110% of the fair market value per share of the Common Stock on the date the ISO is granted. The maximum term of any stock option will be 10 years from the date of grant (except that the maximum term is five years in the case of an ISO granted to a 10 percent stockholder). Stock options may be exercised by paying the exercise price (i) in cash, (ii) through a “cashless exercise” (which will be conducted in a manner acceptable to the Company through a third party broker, and otherwise in compliance with Section 402 of the Sarbanes Oxley Act), (iii) through “net exercise” in which the exercise price is subtracted from the value of the shares of Common Stock received by the participant upon exercise of the stock option (based on the fair market value of the Common Stock on the date the option is exercised), or (iv) by the surrender of Common Stock which, if acquired upon the exercise of an award, has been owned by the participant for more than six months on the date of surrender and has a fair market value on the date of surrender that, together with any cash paid, is equal to the aggregate exercise price of the Common Stock for which the stock option is being exercised.

Except as otherwise expressly approved by the Compensation Committee, if a participant terminates employment or service with the Company by reason of death or disability (as defined in the 2015 Incentive Plan), any stock option held by that participant may be exercised by the participant or the participant’s beneficiary in the case of death, for the number of shares for which the participant was eligible to exercise the option on the date of such death or disability, until the expiration of 12 months after the date of such death or disability, provided that such stock option was exercisable on such date, but no later than the expiration date of the stock option. Except as otherwise expressly approved by the Compensation Committee, if a participant is terminated without cause (as defined in the 2015 Incentive Plan), retires or resigns from employment or service, any stock option held by the participant shall remain exercisable for the number of shares for which the participant was eligible to exercise the option on the date of such termination, retirement or resignation, until the expiration of 90 days from the date of such termination, retirement or resignation, provided that the stock option was exercisable as of such date, but no later than the expiration date of the stock option. Unless otherwise determined by the Compensation Committee, any stock options held by a participant who is terminated for cause shall expire immediately upon such termination, whether or not exercisable at such time.

Stock Appreciation Rights. Participants may be granted SARs under the 2015 Incentive Plan. SARs may be granted in tandem with a stock option or as independent awards. To exercise SARs granted in tandem with a stock option, the participant must surrender the portion of the option covering the number of shares for which the SARs are exercised. Conversely, to exercise the tandem option, the participant must surrender a corresponding number of the tandem SARs.

The exercise of a SAR entitles the participant to receive the excess of the fair market value of a share of Common Stock on the date of exercise over the exercise price of the SAR. The exercise price of the SAR is the fair market value of a share of Common Stock on the date the SAR is granted or, if greater, the exercise price of the stock option granted in tandem with the SAR. The Compensation Committee may specify that the exercise of a SAR will entitle the participant to receive a lesser amount than described.

If the SAR is granted independently of a stock option, the maximum term of the SAR will be 10 years. If the SAR is granted in tandem with a stock option, the maximum term of the SAR is the same as the term of the stock option. The Compensation Committee may specify that the term of a SAR will be less than the applicable maximum term.

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The amount payable as a result of the exercise of a SAR may be settled in cash, Common Stock or a combination of cash and Common Stock.

Except as otherwise expressly approved by the Compensation Committee, if a participant terminates employment or service with the Company by reason of death or disability (as defined in the 2015 Incentive Plan), any SAR held by the participant may be exercised by the participant or the participant’s beneficiary in the case of death, for the number of shares for which the participant was then-eligible to exercise the SAR, until the expiration of 12 months after the date of such death or disability, provided that such SAR was exercisable on such date, but no later than the expiration date of the SAR. Except as otherwise expressly approved by the Compensation Committee, if a participant is terminated without cause (as defined in the 2015 Incentive Plan), retires or resigns from employment or service, any SAR held by the participant will be exercisable for the number of shares for which the participant was eligible to exercise the SAR on the date of such termination, retirement or resignation, until the expiration of 90 days from the date of such participant’s termination, retirement or resignation, provided that such SAR was exercisable on such date, but no later than the expiration date of the SAR. Unless otherwise determined by the Compensation Committee, any unexercised SAR held by a participant who is terminated for cause will be cancelled immediately as of such termination, whether or not exercisable at such time.

Performance Awards. Participants may be granted performance awards under the 2015 Incentive Plan. Performance awards will vest only upon the achievement of certain performance goals that are specified in advance by the Compensation Committee, and that relate to the following business criteria, either individually or in combination, applied to the participant or to the Company, a subsidiary or an affiliate of the Company as a whole or to individual units thereof, and measured either absolutely or relative to a designated group of comparable companies: (i) cash flow, (ii) earnings per share, (iii) earnings before interest, taxes, depreciation, and amortization (EBITDA), (iv) return on equity, (v) TSR, (vi) return on capital, (vii) return on assets or net assets, (viii) revenue, (ix) income or net income, (x) operating income or net operating income, (xi) operating profit or net operating profit, (xii) operating margin, (xiii) return on operating revenue, (xiv) customer satisfaction, (xv) market share, (xvi) expenses, (xvii) credit rating, (xviii) mergers and acquisitions or divestitures, (xix) product development, (xx) intellectual property, (xxi) manufacturing, production or inventory, (xxii) price/earnings ratio, (xxiii) liquidity, (xxiv) financings, (xxv) cash, (xxvi) cost of goods sold, (xxvii) economic value added, (xxviii) accounts receivable, (xxix) number of customers, and (xxx) gross profit margin.

Incentive Awards. Incentive awards may be granted under the 2015 Incentive Plan. Incentive awards entitle the participant to receive a payment in Common Stock and/or cash if the terms and conditions established by the Compensation Committee are satisfied. Such terms and conditions may include requirements that the participant complete a specified period of employment, or that the Company, or one of its subsidiaries or affiliates, or the participant attain stated objectives or goals, including objectives stated with respect to performance goals listed as a condition to earning an incentive award. The period for determining whether such requirements are satisfied shall be at least one year.

CHANGE IN CONTROL; VESTING ACCELERATION

Unless an outstanding award is assumed by the surviving entity in the event of a Change in Control (as defined in the 2015 Incentive Plan), the Compensation Committee, in its discretion, may provide that (i) a stock option and SAR will be fully exercisable thereafter, (ii) restricted stock will become transferable and nonforfeitable thereafter, (iii) restricted stock units will be earned in their entirety and converted into transferable and nonforfeitable stock, (iv) performance award will become fully vested, with applicable performance goals deemed to have been met at target levels, and (v) an incentive award will be earned, in whole or in part.

In the event of a Change in Control, the Compensation Committee, in its discretion and without the need for a participant’s consent, may provide that an outstanding award will be assumed by, or a substitute award granted by, the surviving entity in the Change in Control. Unless an outstanding award is assumed by the surviving entity, in the event of a Change in Control, the Compensation Committee, in its discretion and without the need of a participant’s consent, may provide that each award will be cancelled in exchange for a payment based on the value of the award at the time of the Change in Control, payable in cash, shares of Common Stock or other securities or consideration received by stockholders in the Change in Control.

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In addition, in general the Compensation Committee has the discretion to accelerate vesting for outstanding and unvested equity awards at any time.

CLAWBACK

Each award granted under the 2015 Incentive Plan is subject to the condition that we may require the award be returned, and that any payment made with respect to such award must be repaid, if such action is required under the terms of the Company’s clawback policy, as described in the “Clawbacks of Incentive Compensation” section of this proxy statement, and any other compensation recoupment or clawback policy (or policies) that the Company may have in effect from time to time, subject to the terms and conditions of such policy (or policies).

CERTAIN REDUCTION OF PARACHUTE PAYMENTS

The benefits that a participant may be entitled to receive under the 2015 Incentive Plan and other benefits that a participant is entitled to receive under other plans, agreements and arrangements, may constitute “parachute payments” that are subject to Code Sections 280G and 4999. The 2015 Incentive Plan provides that such “parachute payments” will be reduced if, and only to the extent that, a reduction will allow a participant to receive a greater net after tax amount than a participant would receive absent such reduction.

AMENDMENT AND TERMINATION

The Board of Directors may amend, alter or discontinue the 2015 Incentive Plan at any time and for any reason, provided that (i) no amendment, alteration or discontinuation will be made that would materially impair the rights of a participant in respect of any outstanding award thereunder without such participant’s prior consent, and (ii) an amendment will be contingent on approval of our stockholders to the extent stated by the Compensation Committee or required by applicable law or stock exchange listing requirements.

Subject to the stated provisions, the Board of Directors will have broad authority to amend the 2015 Incentive Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments. The 2015 Incentive Plan became effective on May 19, 2015, and the Amendment and Restatement will become effective upon approval by our stockholders and will continue in effect until March [●], 2036, unless earlier terminated by the Board of Directors.

NEW 2015 INCENTIVE PLAN BENEFITS

All awards to directors, executive officers, employees and consultants are made at the discretion of the Compensation Committee. As discussed in the “Long-Term Equity Compensation” portion of the Compensation Discussion and Analysis in this proxy statement, the Compensation Committee awarded restricted stock and performance-based restricted stock units to our named executive officers as part of our executive compensation program for 2025-2028. All other future awards to our directors, executive officers, employees and consultants under the 2015 Incentive Plan are discretionary and cannot be determined at this time. As a result, the benefits and amounts that will be received or allocated under the 2015 Incentive Plan are not determinable at this time. We have therefore not included a table that reflects such awards.

FEDERAL INCOME TAX CONSEQUENCES

The following is a brief summary of the federal income tax consequences applicable to awards granted under the 2015 Incentive Plan based on federal income tax laws in effect on the date of this proxy statement.

This summary is not intended to be exhaustive and does not address all matters that may be relevant to a particular participant based on his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Code Section 409A), or other tax laws other than federal income tax law. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because individual circumstances may vary, we advise all participants to consult their own tax advisors concerning the tax implications of awards granted under the 2015 Incentive Plan.

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RESTRICTED STOCK

A participant generally will not recognize taxable income upon the grant of restricted stock that is nontransferable and subject to a substantial risk of forfeiture, unless the participant makes an election under Code Section 83(b) (an “83(b) election”), as described below. If the participant does not make an 83(b) election, the participant will recognize ordinary income with respect to the restricted stock on the date the shares become either transferable or no longer subject to a substantial risk of forfeiture. The amount of ordinary income recognized will equal the fair market value of such restricted stock on such date, less any amount paid by the participant to acquire the shares.

If a restricted stock award is nontransferable and subject to a substantial risk of forfeiture on the grant date, the participant may elect to recognize income on the grant date equal to the fair market value of the shares at that time, less any amount paid for the shares, by filing an 83(b) election within 30 days after the grant date.

A participant’s tax basis in shares of restricted stock will equal the amount of ordinary income recognized by the participant at the time the shares are taxed (whether on the grant date as a result of an 83(b) election or upon vesting), plus any amount paid for the shares. Upon a subsequent sale of the shares by the participant, any gain or loss will be treated as a short-term or long-term capital gain or loss depending on whether the shares have been held for more than one year after the date on which the participant first included the value of the shares in their taxable income.

The Company generally will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the participant at the time the participant recognizes such income, subject to the limitations of Code Section 162(m), as described below.

RESTRICTED STOCK UNITS

A participant generally will not recognize taxable income upon the grant of restricted stock units. Instead, the participant will recognize ordinary income upon settlement of the restricted stock units. The amount of income recognized will equal the amount of any cash paid and the fair market value of any shares of Common Stock received upon settlement of the award.

A participant’s tax basis in any shares received upon settlement of restricted stock units will equal the fair market value of the shares on the date they are issued to the participant. Upon a subsequent sale of the shares by the participant, any gain or loss will be treated as a short-term or long-term capital gain or loss depending on whether the participant held the shares for more than one year after the date the shares were issued.

The Company generally will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the participant upon settlement of the restricted stock units, subject to the limitations of Code Section 162(m), as described below.

NON-QUALIFIED STOCK OPTIONS AND SARS

A participant generally will not recognize taxable income upon the grant of a non-qualified stock option or SAR. Upon exercise of an NQSO, the participant will recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock acquired on the exercise date over the exercise price. Upon exercise of a SAR, the participant will recognize ordinary income equal to the amount of any cash and the fair market value of any shares of Common Stock received upon exercise of the SAR.

A participant’s tax basis in shares acquired upon the exercise of an NQSO or SAR generally will equal the fair market value of the shares on the exercise date. Upon a subsequent sale of the shares by the participant, any gain or loss generally will be treated as a short-term or long-term capital gain or loss depending on whether the shares were held for more than one year after the exercise date.

The Company generally will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the participant upon exercise of the NQSO or SAR, subject to the limitations of Code Section 162(m), as described below.

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AMEND AND RESTATE STOCK INCENTIVE PLAN

INCENTIVE STOCK OPTIONS

A participant generally will not recognize taxable income upon the grant or exercise of an incentive stock option (although the exercise of an ISO may be relevant in determining the participant’s liability for the alternative minimum tax). If the shares of Common Stock acquired upon exercise of an ISO are held for more than two years after the grant date and more than one year after the exercise date, any gain realized upon the sale of the shares generally will be treated as long-term capital gain equal to the excess of the sales proceeds over the exercise price.

A participant’s tax basis in shares acquired upon exercise of an ISO generally will equal the exercise price plus any amount included in the participant’s ordinary income as a result of a disqualifying disposition (as described below).

If the participant disposes of the shares within two years after the grant date or within one year after the exercise date (a “disqualifying disposition”), the participant generally will recognize ordinary income equal to the excess of the fair market value of the shares on the exercise date over the exercise price. Any additional gain recognized upon the sale of the shares generally will be treated as capital gain.

The Company generally will not be entitled to a federal income tax deduction with respect to the grant or exercise of an ISO. However, if a participant makes a disqualifying disposition of shares acquired upon exercise of an ISO, the Company generally will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the participant, subject to the limitations of Code Section 162(m), as described below.

INCENTIVE AWARDS

A participant generally will not recognize ordinary income upon grant of an Incentive Award. When an Incentive Award is settled, the participant generally will recognize ordinary income equal to the amount of any cash paid and the fair market value of any shares of Common Stock issued in settlement of the award.

A participant’s tax basis in any shares of Common Stock received in settlement of an Incentive Award generally will equal the fair market value of the shares on the date they are issued to the participant. Upon a later sale of the shares by the participant, any gain or loss will be treated as a short-term or long-term capital gain or loss depending on whether the shares were held for more than one year after the date they were issued.

The Company generally will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the participant at the time such income is recognized, subject to the limitations of Code Section 162(m).

SECTION 162(M) LIMITATIONS

Under Code Section 162(m), the Company generally may not deduct compensation paid to executive officers who are “covered employees” to the extent their annual compensation exceeds $1 million. The Compensation Committee considers the potential impact of Code Section 162(m) when making compensation decisions but retains the flexibility to award compensation that may not be deductible if the Committee determines that such compensation is in the best interests of the Company and its stockholders.

The Board of Directors unanimously recommends you vote FOR this proposal to approve the Amendment and Restatement of the 2015 Incentive Plan.

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When and where is the Annual Meeting?

We will hold our Annual Meeting on Thursday, May 14, 2026, at 1:00 PM Eastern. Our meeting will be held virtually; you will not be able to attend the meeting in person.

How can I attend the Annual Meeting?

In order to attend the Annual Meeting, you must register at www.proxydocs.com/DDD. Upon completing your registration, you will receive further instructions via a confirmation email that includes a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting. Confirmation emails are sent one hour prior to the start of the Annual Meeting.

As part of the registration process, you must enter the control number located on your proxy card or voting instruction form. If you are a beneficial owner of shares registered in the name of a bank, brokerage firm, broker-dealer, or similar organization, you will also need to provide the registered name on your account and the name of your bank, brokerage firm, broker-dealer, or similar organization as part of the registration process.

On the day of the Annual Meeting, May 14, 2026, stockholders may begin to log in to the Annual Meeting platform 15 minutes prior to the Annual Meeting. The Annual Meeting will begin promptly at 1:00 PM Eastern.

We will have technicians ready to assist you with any technical difficulties you may encounter by accessing the virtual-only Annual Meeting platform, including any difficulties voting or submitting questions. Technical support contact information including links to an FAQ Knowledgebase and a meeting specific technical support telephone number will be provided on the meeting invitation sent one hour prior to the meeting and will be available until the meeting concludes.

How do I ask a question at the Annual Meeting?

Our virtual Annual Meeting will allow stockholders to submit questions before and during the Annual Meeting. Please follow the instructions in the email you receive upon registering. Questions pertinent to meeting matters will be answered during the meeting subject to time constraints. Questions regarding personal matters, including those related to employment, product or service issues, or suggestions for product innovations, are not pertinent to meeting matters and, therefore, will not be answered.

What is included in our proxy materials?

Our proxy materials, which are being mailed to stockholders on or about April [●], 2026 and are also available at www.proxydocs.com/DDD, include: our Proxy Statement, our 2025 Annual Report to Stockholders and a proxy card.

Who can vote and what is the quorum requirement?

A quorum, or the presence of the majority of the outstanding shares of Common Stock as of the record date in person or represented by proxy, is required to transact business at the Annual Meeting. The record date is March 23, 2026. Abstentions and broker non-votes are treated as present for quorum purposes.

Our Common Stock is our only class of voting securities. As of March 23, 2026, the record date for the Annual Meeting, there were 146,058,979 shares of Common Stock issued and outstanding. Each such share of Common Stock is entitled to one vote on each matter to be voted on at the Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner of shares held in street name?

Stockholder of Record. If your shares of Common Stock are registered directly with Computershare, our transfer agent, you are considered a “stockholder of record” of those shares.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a bank, brokerage firm, broker-dealer, or similar organization, then you are a “beneficial owner of shares held in street name.” In that case, you will have received these proxy materials, including a voting instruction form, from the bank, brokerage firm, broker-dealer, or similar organization holding your account, and, as a beneficial owner, you have the right to direct your bank, brokerage firm, broker-dealer, or similar organization as to how to vote the shares held in your account.

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FREQUENTLY ASKED QUESTIONS

What are my choices for casting my vote on each matter and how will my shares be voted if I do not give specific voting instructions?

The NYSE does not consider the election of directors or matters relating to executive compensation to be routine. This means that unless your bank, brokerage firm, broker-dealer, or similar organization has received instructions from you, any such organization holding shares for you will not have the ability to cast votes with respect to the election of directors, the approval of, on an advisory basis, our NEOs’ compensation or the approval of the amendment and restatement of the 2015 Incentive Plan. It is important, therefore, that you provide instructions to your broker if your shares are held by a bank, brokerage firm, broker-dealer, or similar organization so that your vote with respect to these matters is counted.

For beneficial owners, your bank, brokerage firm, broker-dealer, or similar organization is required to vote your shares pursuant to your instructions. Except for the ratification of the appointment of our independent registered public accounting firm and the approval of the amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock, a “broker non-vote” will occur when a bank, brokerage firm, broker-dealer, or similar organization has not received voting instructions with respect to each other proposal.

The following table outlines the voting options and the impact of abstentions and broker non-votes with respect to each of the proposals.

Proposal	Voting Options	Effect of Abstentions	Broker Discretionary Voting Allowed?	Effect of Broker Non-Votes
Proposal 1—Election of nine directors	For, Against, or Abstain (for each director nominee)	No effect	No	No effect
Proposal 2—Approval, on an advisory basis, of NEO compensation	For, Against, or Abstain	Counts against	No	No effect
Proposal 3—Ratification of appointment of Deloitte	For, Against, or Abstain	Counts against	Yes	Not applicable
Proposal 4—Approval of Amendment to Certificate of Incorporation to Increase Authorized Shares of Common Stock	For, Against, or Abstain	No effect	Yes	Not applicable
Proposal 5—Approval of Amendment and Restatement of the 2015 Incentive Plan	For, Against, or Abstain	Counts against	No	No effect

If you specify how your shares are to be voted on a matter, the shares represented by your proxy or other voting instructions will be voted in accordance with your instructions. If you are a stockholder of record and you do not give specific voting instructions, but you otherwise sign, date, and grant a valid proxy, your shares will be voted as follows:

•	FOR the election of the nine directors named in this Proxy Statement;

•	FOR the approval, on an advisory basis, of the compensation paid to our NEOs in 2025;

•	FOR the ratification of the appointment of Deloitte as our independent registered public accounting firm for 2026;

•

FOR the approval of an amendment to our Certificate of Incorporation, as amended, to increase the total number of authorized shares of our common stock, par value $0.001 per share, from 220,000,000 shares to 440,000,000 shares; and

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•	FOR the approval of the amendment and restatement of the 2015 Incentive Plan to increase the number of shares reserved for issuance thereunder by 4,000,000 shares and extend the term until 2036.

What if I hold shares in more than one account?

If you hold shares in more than one account, shares that are registered in different names, or shares that are held in street name, you may receive more than one proxy card or more than one voting instruction form. Each of these proxy cards or voting instruction forms will likely relate to shares that you own in different accounts, in different names, or with different banks, brokerage firms, broker-dealers, or similar organizations.

Please vote the shares covered by each proxy card or voting instruction form that you receive. This will ensure that all your shares are represented and voted at the Annual Meeting.

How do I vote?

Please refer to the instructions on your proxy card or voting instruction form to cast your vote. To be valid, your vote by Internet, telephone, or mail must be received by the deadline specified on the proxy card or voting instruction form, as applicable. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting.

Can I change my vote after I have voted?

Any stockholder may vote during the Annual Meeting whether or not he or she has previously voted and regardless of whether the prior vote was cast by Internet, telephone or mail. Since the Annual Meeting will be conducted solely online via live webcast, you will be able to vote electronically on the Internet during the Annual Meeting at www.proxydocs.com/DDD until the Chair of the Annual Meeting declares the polls closed. Instructions on voting during the Annual Meeting will be provided once you access the meeting webcast. If you attend the Annual Meeting virtually on the Internet, your shares will be counted as present for quorum purposes.

If you wish to revoke your proxy, you may do so at any time before your shares are voted at the Annual Meeting by voting electronically at a later time, voting by telephone at a later time, submitting a properly signed proxy or voting instruction form with a later date, or voting live during the Annual Meeting.

Who counts the votes?

Representatives of Mediant, a BetaNXT company, will tabulate the votes and act as the inspector of election.

Where can I find the voting results of the Annual Meeting?

We expect to announce the preliminary voting results at the Annual Meeting. The final voting results will be reported in a Current Report on Form 8-K that we will file with the SEC after the Annual Meeting.

Who pays the expenses of this proxy solicitation?

This Proxy Statement is being delivered to you on our behalf. We are bearing the expenses of preparing, printing, web hosting, and mailing this Proxy Statement and other proxy materials and all other expenses of soliciting proxies. In addition, our directors, officers, and employees may solicit proxies by personal interview, mail, telephone, Internet, or other means of electronic transmission, although they will receive no additional compensation for such solicitation. In addition, we have retained Georgeson LLC to act as proxy solicitor for the annual meeting for a fee of $15,000 plus reasonable out-of-pocket expenses. The Company also will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to deliver proxy materials to beneficial owners. The Company will, upon request, reimburse these institutions for their reasonable expenses in delivering proxies and proxy material to beneficial owners.

What is householding?

Some brokers and other nominee record holders may be “householding” our proxy materials. This means a single proxy statement and annual report with separate proxy cards will be delivered to multiple stockholders who share an address, unless we receive other instructions. If you are a beneficial owner and receive multiple copies of our

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FREQUENTLY ASKED QUESTIONS

proxy materials and you would like to receive only one copy, or if you and another stockholder receive only one copy and would like to receive multiple copies, contact your bank, broker, or other nominee.

How can I recommend a director candidate to the Compliance, Corporate Governance and Sustainability Committee?

Our CCGS Committee welcomes candidates recommended by stockholders and will consider these candidates in the same manner as other candidates. Director nominees recommended by stockholders must be in accordance with our Corporate Governance Guidelines, the CCGS Committee’s Charter, and the Policy and Procedure for Stockholders Nominees to the Board. The Company’s Governance documents are available at “Availability of Information” on page 20.

Stockholders who wish to recommend director candidates for consideration by our CCGS Committee may do so by submitting in writing such candidates’ names, along with the information requested in the noted documents, to Corporate Secretary, 333 Three D Systems Circle, Rock Hill, South Carolina 29730.

How can I submit a stockholder proposal for the 2027 Annual Meeting of Stockholders?

Stockholder proposals submitted for inclusion in the proxy statement for our 2027 annual meeting must comply with applicable requirements and conditions established by the SEC, including Rule 14a-8 of the Exchange Act, and must be received by our Corporate Secretary no later than the close of business on December 4, 2026.

Pursuant to our proxy access By-Law provision, one, or a group of up to 20 stockholders who, in aggregate, own continuously for at least three years, shares of our company representing an aggregate of at least 3% of the voting power entitled to vote in the election of directors, may nominate and include in our proxy materials director nominees constituting up to 20% of our Board, provided that the stockholder(s) and the nominee(s) satisfy the requirements in our By-Laws. Notice of proxy access director nominees must be received by our Corporate Secretary at the address below no earlier than November 4, 2026, and no later than the close of business on December 4, 2026, assuming we do not change the date of our 2027 annual meeting by more than 30 days before or 60 days after the anniversary date of our 2026 annual meeting.

If you would like to submit a matter for consideration at our 2027 annual meeting (including any stockholder proposal not submitted under Rule 14a-8 or any director nomination) that will not be included in the proxy statement for the 2026 annual meeting, it must be received by our Corporate Secretary no earlier than the close of business on January 14, 2027 and no later than the close of business on February 13, 2027, assuming we do not change the date of our 2027 annual meeting by more than 30 days before or 60 days after the anniversary date of our 2026 annual meeting. Any matter must comply with our By-Laws, which can be found with the Company’s Governance documents at “Availability of Information” on page 20.

In addition to satisfying the requirements under our By-Laws, to comply with universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the 3D Systems’ nominees must provide such notice that sets forth the information required by Rule 14a-19 under the Exchange Act (including a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of 3D Systems’ shares entitled to vote on the election of directors in support of director nominees other than 3D Systems’ nominees).

All stockholder proposals must be received by our Corporate Secretary at the address below by the applicable dates specified. Any matter must comply with our By-Laws, which can be found with the Company’s Governance documents at “Availability of Information” on page 20.

Communications with the Board of Directors

Interested parties may communicate with our directors by email to BoardofDirectors@3DSystems.com or by mail to 3D Systems Corporation, c/o Corporate Secretary, 333 Three D Systems Circle, Rock Hill, South Carolina 29730. All communications must contain a clear notation indicating that they are a “Stockholder-Board Communication” or a “Stockholder-Director Communication” and must identify the author.

The Corporate Secretary receives and forwards appropriate correspondence to the Chair of the Board or to any individual director or directors to whom the communication is directed. The Corporate Secretary has authority to

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discard or disregard any communications that are hostile, threatening, illegal, do not reasonably relate to the Company or its business, or are similarly inappropriate.

We also welcome communications from our stockholders that are consistent with applicable law and are initiated through our Investor Relations Department, which may be contacted at investor.relations@3dsystems.com.

Other Matters

We do not know of any matters to be presented at the meeting other than those set forth in this Proxy Statement. However, if any other matters come before the meeting, the proxy holders will vote the shares represented by any proxy granted in their favor in such manner as the Board of Directors may recommend and otherwise in the proxy holders’ discretion.

By Order of the Board of Directors

Andrew W.B. Wright Secretary

Rock Hill, South Carolina

April [●], 2026

Information Relating to Forward-Looking Statements

Certain statements made in this proxy statement that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. In many cases, forward-looking statements can be identified by terms such as “believes,” “belief,” “expects,” “may,” “will,” “estimates,” “intends,” “anticipates” or “plans” or the negative of these terms or other comparable terminology. Forward-looking statements are based upon management’s beliefs, assumptions and current expectations and may include comments as to the Company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the Company. The factors described under the headings “Forward-Looking Statements” and “Risk Factors” in the Company’s periodic filings with the SEC, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements. Although management believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved. The forward-looking statements included are made only as the date of the statement. 3D Systems undertakes no obligation to update or revise any forward-looking statements made by management or on its behalf, whether as a result of future developments, subsequent events or circumstances or otherwise, except as required by law.

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APPENDIX A

CERTIFICATE OF AMENDMENT OF

CERTIFICATE OF INCORPORATION

3D Systems Corporation (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (“DGCL”), does hereby certify that:

FIRST: At a meeting of the Board of Directors of the Corporation (the “Board”), the terms and provisions of this Certificate of Amendment were duly approved by the Board by the adoption of resolutions setting forth the amendments contained herein, declaring such amendments to be advisable and authorizing submission of such amendments to the stockholders of the Corporation for approval at the annual meeting of stockholders.

SECOND: Pursuant to resolution of the Board, the annual meeting of stockholders of the Corporation was duly called and held on May 14, 2026 upon notice in accordance with Section 222 of the DGCL at which meeting the necessary number of shares as required by statute were voted in favor of the amendments to the Corporation’s Certificate of Incorporation set forth herein.

THIRD: The first paragraph of Article FOURTH of the Certificate of Incorporation is hereby amended and restated as follows:

“FOURTH: The aggregate number of shares which the Corporation has authority to issue is 445,000,000, consisting of 440,000,000 shares of Common Stock, par value $0.001 per share (the “Common Stock”), and 5,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).”

FOURTH: This Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

FIFTH: This Certificate of Amendment shall be effective on the date on which it is accepted for filing by the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment on this [•] day of [•], 2026.

3D SYSTEMS CORPORATION, a Delaware corporation

By:
Name:
Title:

2026 PROXY STATEMENT	A-1

APPENDIX B

2015 INCENTIVE PLAN

OF 3D SYSTEMS CORPORATION

As Amended and Restated Effective May [●], 2026

Section 1. Purpose; Effective Date; Definitions

The purpose of the 3D Systems Corporation 2015 Incentive Plan (the “Plan”) is to assist the Company and its Subsidiaries and Affiliates in attracting and retaining employees and consultants of outstanding competence by providing an incentive that permits the persons responsible for the Company’s growth to share directly in that growth and to further the identity of their interests with the interests of the Company’s stockholders.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Affiliate” means any current or future entity other than the Company and its Subsidiaries that is designated by the Board as a participating employer under the Plan.

(b) “Award” means a grant of a Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, a Performance Award or an Incentive Award under the Plan.

(c) “Award Agreement” means a written agreement between the Company and a Participant or a written notice from the Company to a Participant specifically setting forth the terms and conditions of an Award granted under the Plan.

(d) “Beneficiary” means the person designated by the Participant prior to the Participant’s death in a form acceptable to the Committee to exercise Awards or receive benefits pursuant to the terms of this Plan. If no beneficiary is designated by the Participant, the Beneficiary shall be the Participant’s estate.

(e)	“Board” means the Board of Directors of the Company.

(f) “Cause” means, but is not limited to, any of the following actions: embezzlement; fraud; nonpayment of any obligation owed to the Company, a Subsidiary or an Affiliate; breach of fiduciary duty; deliberate disregard of the Company’s rules resulting in loss, damage or injury to the Company; unauthorized disclosure of any trade secret or confidential information; conduct constituting unfair competition; and the inducement of any customer of the Company to breach a contract with the Company. The determination of whether Cause exists shall be made in the Company’s sole discretion.

(g) “Code” means the Internal Revenue Code of 1986, and the regulations promulgated thereunder, as amended from time to time, and any successor thereto.

(h)	“Committee” means the Committee referred to in Section 2 of the Plan.

(i)	“Common Stock” means the common stock, $0.001 par value per share, of the Company.

(j) “Company” means 3D Systems Corporation, a corporation organized under the laws of the State of Delaware, or any successor corporation.

(k) “Date of Grant” means the date as of which the Committee grants an Award. If the Committee contemplates an immediate grant to a Participant, the Date of Grant shall be the date of the Committee’s action. If the Committee contemplates a date on which the grant is to be made other than the date of the Committee’s action, the Date of Grant shall be the date so contemplated and set forth in or determinable from the records of action of the Committee; provided, however, that the Date of Grant shall not precede the date of the Committee’s action.

(l) “Detrimental Activity” means: (i) the rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company; (ii) the disclosure to anyone outside the Company, or the use in other than the Company’s business, without prior written authorization from the Company, of any confidential information or material relating to the business of the Company, acquired by the Participant either during or after employment with the Company; (iii) the failure or refusal to disclose promptly and to assign to the Company all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by

2026 PROXY STATEMENT	B-1

APPENDIX B

the Company, relating in any manner to the actual or anticipated business, research or development work of the Company or the failure or refusal to do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in other countries; (iv) a violation of any rules, policies, procedures or guidelines of the Company; (v) any attempt directly or indirectly to induce any employee of the Company to be employed or perform services elsewhere or any attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier or partner of the Company; (vi) the Participant being convicted of, or entering a guilty plea with respect to, a crime, whether or not connected with the Company; or (vii) any other conduct or act determined in the sole discretion of the Committee or the Board to be injurious, detrimental or prejudicial to any interest of the Company.

(m) “Disability” means disability as determined under procedures established by the Committee for purposes of this Plan.

(n) “Dividend Equivalent Account” means a bookkeeping account in accordance with Section 18 and related to a grant of Restricted Stock Units that is credited with the amount of any ordinary cash dividends or stock distributions that would be payable with respect to the shares of Common Stock subject to such Awards had such shares been outstanding shares of Common Stock.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(p) “Fair Market Value” means, as of any given date, unless otherwise determined by the Committee in good faith, the closing price of the Common Stock on the principal stock exchange on which the Company’s shares are listed on such date.

(q) “Incentive Award” means an Award granted under Section 8 that, subject to such terms and conditions as may be prescribed by the Committee, entitles the Participant to receive a payment in Common Stock and/or cash from the Company or a Subsidiary or Affiliate.

(r) “Incentive Stock Option” means any Stock Option designated as an “incentive stock option” within the meaning of Section 422 of the Code. No Stock Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option.

(s) “Nonqualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(t) “Participant” means a member of the Board, an employee or a consultant who receives an Award under this Plan.

(u) “Performance Award” means an Award under Section 8 that is based on the level of attainment of performance goals related to objective business criteria.

(v) “Person” means “person” as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) of the Exchange Act but excluding the Company, any Subsidiary or any Affiliate, and any employee benefit plan sponsored or maintained by the Company or any Subsidiary or Affiliate (including any trustee of such plan acting in the capacity of trustee).

(w) “Plan” means this 3D Systems Corporation 2015 Incentive Plan, and any successor thereto, as amended from time to time.

(x) “Plan Year” shall mean the calendar year.

(y) “Restricted Stock” means shares of Common Stock subject to restrictions imposed in connection with an Award granted under Section 7.

(z) “Restricted Stock Unit” means a notional bookkeeping entry representing the equivalent of a share of Common Stock, subject to restrictions imposed in connection with an Award granted under Section 7.

(aa) “Retirement” means the Termination of the Participant on or after the Participant’s attainment of age 65.

(bb) “Section 409A” means Section 409A of the Code.

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APPENDIX B

(cc) “Stock Appreciation Right” or “SAR” means a right granted under Section 6 to receive payment, in cash and/or Common Stock, equal in value to the excess of the Fair Market Value of the specified number of shares of Common Stock on the date the Stock Appreciation Right is exercised over the grant price of the Stock Appreciation Right, as determined in accordance with Section 6(a).

(dd) “Stock Option” or “Option” means any option to purchase shares of Common Stock (including Restricted Stock, if the Committee so determines) granted pursuant to Section 5.

(ee) “Subsidiary” means those corporations fifty percent (50%) or more of whose outstanding voting stock is owned or controlled, directly or indirectly, by the Company and those partnerships and joint ventures in which the Company owns directly or indirectly a fifty percent (50%) or more interest in the capital account or earnings.

(ff) “Termination” means the complete cessation of services with the Company, a Subsidiary, or an Affiliate with no anticipated resumption of services by the Company, a Subsidiary, or an Affiliate in the capacity as an employee or independent contractor. A Participant’s employment or services relationship with the Company shall be treated as continuing intact while the individual is on military leave, sick leave, or other bona fide Company-approved leave of absence if the period of leave does not exceed three (3) months, or if longer, so long as the individual retains a right to reemployment with the Company under an applicable statute or by agreement. If the period of leave exceeds three (3) months, and the Participant’s right to reemployment is not provided either by statute or by contract, the Participant shall be treated for purposes of this Plan as having experienced a Termination of the Participant’s employment or services relationship with the Company on the first day immediately following such three-month period.

Section 2. Administration

The Plan shall be administered by the Compensation Committee, or a subcommittee thereof (the “Committee”), which consists of two or more members of the Board, each of whom shall be a “Non-Employee Director,” as that term is defined in Rule 16b-3(b)(3)(i) of the Exchange Act, but the failure of a Committee member to satisfy such requirements shall not affect any actions taken by the Committee.

The Committee shall have full authority to grant, pursuant to the terms of the Plan, Awards to employees and consultants eligible under Section 4. The Board shall have full authority to grant, pursuant to the terms of the Plan, Awards to members of the Board.

In particular the Committee shall have the authority, without limitation:

(i) to select the employees and consultants to whom Awards may be granted hereunder, separately or in tandem, from time to time;

(ii) subject to the provisions of Sections 3 and 9, to determine the number of shares of Common Stock to be covered by each such Award granted hereunder;

(iii) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder, which terms and conditions are not required to be the same in respect of each Participant;

(iv) to designate the Corporate Secretary of the Company, other officers or employees of the Company or competent professional advisors to assist the Committee in the administration of the Plan, and to grant authority to such persons to execute agreements or other documents on its behalf;

(v) as it pertains to Awards granted to employees and consultants residing in foreign jurisdictions, to adopt such supplements or subplans to the Plan as may be necessary or appropriate to comply with the applicable laws of such foreign jurisdictions and to afford Participants favorable treatment under such laws;

(vi) to approve forms of agreements for use under the Plan;

(vii) to correct administrative errors; and

(viii) to allow Participants to satisfy Withholding Tax Obligations as such manner as may be determined by the Committee in accordance with the terms of the Plan.

2026 PROXY STATEMENT	B-3

APPENDIX B

The Committee shall have the authority to adopt, alter, and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto); and to otherwise supervise the administration of the Plan.

All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding on all persons, including the Company and Participants.

The Committee may delegate to officers of the Company its duties, powers, and authority under this Plan pursuant to such conditions and limitations as the Committee may establish, except that only the Committee may administer the Plan and Awards to Participants who are subject to Section 16 of the Securities Exchange Act of 1934 or to officers who are or reasonably may become Covered Employees. In the event of such delegation of authority, any reference in this Plan to Committee shall be to the officer(s) to whom the Committee has delegated authority to administer the Plan.

The Company agrees to indemnify and to defend to the fullest extent permitted by law each member of the Committee against all liabilities, damages, costs and expenses (including attorney’s fees and amounts paid in settlement of any claims approved by the Company) occasioned by any act or omission to act in connection with the Plan or any Award Agreement, if such act or omission is in good faith and not due to willful misconduct or gross negligence. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or By-laws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

Section 3. Common Stock Subject to Plan

(a) Number of Shares Available for Award. The total number of shares of Common Stock reserved and available for distribution under the Plan and the total number of shares of Common Stock that can be issued under Stock Options shall be thirty-three million two hundred thirty-five thousand eleven (33,235,011) shares, which reflects a four million (4,000,000) share increase in the total number of shares of Common Stock available immediately prior to the Effective Date.

If any Award is cancelled, forfeited, expires or otherwise terminates without the issuance or delivery of nonforfeitable shares of Common Stock or is withheld by, or otherwise remitted to, the Company to satisfy a Participant’s tax withholding liabilities, or if any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the shares of Common Stock subject to such Award, then the shares of Common Stock subject to the Award shall, to the extent of such cancellation, forfeiture, expiration, termination, withholding, remittance, cash settlement or non-issuance, again be available for issuance under the Plan.

In the event of any change in the outstanding shares of Common Stock or other securities then subject to the Plan by reason of any stock split, reverse stock split, stock dividend, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change, or if the outstanding securities of the class then subject to the Plan are exchanged for or converted into cash, property or a different kind of security, or if cash, property or securities are distributed in respect of such outstanding securities (other than a regular cash dividend), then, unless the terms of such transaction shall provide otherwise, such equitable adjustments shall be made in the Plan and the Awards thereunder (including, without limitation, appropriate and proportionate adjustments in (i) the number and type of shares or other securities that may be acquired pursuant to Awards theretofore granted under the Plan; (ii) the maximum number and type of shares or other securities that may be issued pursuant to Awards thereafter granted under the Plan; (iii) the number of shares of Restricted Stock and shares of Common Stock under Restricted Stock Units that are outstanding and the terms thereof; and (iv) the maximum number of shares or other securities with respect to which Awards may thereafter be granted to any Participant in any Plan Year) as the Committee determines are necessary or appropriate, including, if necessary, any adjustment in the maximum number of shares of Common Stock available for distribution under the Plan as set forth in this Section 3. Such adjustments shall be conclusive and binding for all purposes of the Plan.

In the event that (i) any Stock Option granted under the Plan is exercised through the tendering of shares of Common Stock (either actually or by attestation) or by the withholding of shares of Common Stock by the Company or (ii) withholding tax liabilities resulting from an Award are satisfied by the withholding of shares of Common

B-4	2026 PROXY STATEMENT

APPENDIX B

Stock, then the number of shares tendered or withheld shall be available for future grants of Awards. If Common Stock is issued in settlement of a Stock Appreciation Right, the number of shares of Common Stock available under the Plan shall be reduced by the number of shares of Common Stock issued in settlement of the Stock Appreciation Right rather than the number of shares of Common Stock for which the Stock Appreciation Right is exercised.

(b) Limitation on Shares Subject to Stock Options and Stock Appreciation Rights. Subject to adjustment from time to time pursuant to Section 3(a) above, not more than five-hundred thousand (500,000) shares of Common Stock, in the aggregate, may be made subject to Stock Options or Stock Appreciation Rights under the Plan in respect of any one Participant during any Plan Year.

(c) Limitation on Awards to Members of the Board. The maximum aggregate number of shares of Common Stock that may be made subject to Awards granted to any one non-employee member of the Board during any Plan Year is equal to that number of shares of Common Stock that has a Fair Market Value on the Date of Grant equal to U.S. $250,000.

Section 4. Eligibility

Any person who is member of the Board, an employee of or consultant to the Company, a Subsidiary or an Affiliate shall be eligible to be considered for the grant of an Award under the Plan other than an Incentive Stock Option. Any person who is a common law employee of the Company shall be eligible to be considered for the grant of an Incentive Stock Option.

Each Award granted under the Plan shall be evidenced by a written Award Agreement in such form as the Committee shall approve from time to time. Award Agreements shall comply with the terms and conditions of the Plan. In the case of an Incentive Stock Option, the Award Agreement shall contain all of the required provisions and otherwise conform to the requirements under Code Section 422. Award Agreements may be evidenced by an electronic transmission (including an e-mail or reference to a website) sent to the Participant. As a condition to receiving an Award, the Committee may require the proposed Participant to affirmatively accept the Award and agree to the terms and conditions set forth in the Award Agreement by physically and/or electronically executing the Award Agreement or by otherwise physically and/or electronically acknowledging acceptance and agreement. With or without such affirmative acceptance, however, the Committee may prescribe conditions (including the exercise or attempted exercise of any benefit conferred by the Award) under which the proposed Participant may be deemed to have accepted the Award and agreed to the terms and conditions set forth in the Award Agreement.

Section 5. Stock Options

Stock Options granted under the Plan may be of two types: Incentive Stock Options that, in addition to being subject to applicable terms, conditions and limitations established by the Committee, comply with Section 422 of the Code and Nonqualified Stock Options. Any Stock Option shall be in such form as the Committee may from time to time approve; shall be subject to the following terms and conditions; and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, that are set forth in the Award Agreement as the Committee shall deem desirable:

(a) Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee on the Date of Grant but shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the Date of the Grant, provided, however, that the exercise price per share of Common Stock purchasable under an Incentive Stock Option that is granted to an individual who, on the Date of Grant, owns or is deemed to own stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the Date of Grant. Except as provided in Section 3, without the approval of stockholders (i) the Committee may not reduce, adjust or amend the exercise price of an outstanding Stock Option, whether through amendment, cancellation, replacement grant or any other means and (ii) no payment may be made to cancel an outstanding Stock Option if on the date of such amendment, cancellation, replacement grant or payment the exercise price exceeds Fair Market Value.

(b) Option Term and Exercisability. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the Date of Grant; provided, however, that no Incentive

2026 PROXY STATEMENT	B-5

APPENDIX B

Stock Option that is granted to an individual who, on the Date of Grant, owns or is deemed to own Common Stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, shall be exercisable more than five (5) years after the Date of Grant of such Incentive Stock Option. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and set forth in the applicable Award Agreement.

(c) Method of Exercise. Stock Options may be exercised in whole or in part subject to the terms of the applicable Award Agreement by giving written notice of exercise to the Company, or its designated representative, specifying the number of shares to be purchased.

Such notice shall be accompanied by payment in full of the exercise price by check, note or such other instrument as the Committee may accept and, in the case of Nonstatutory Stock Options, payment in full of the Withholding Tax Obligation. As determined by the Committee, in its sole discretion, payment of the exercise price in full or in part also may be made through (a) a “cashless exercise” (which will be conducted in a manner acceptable to the Company through a third party broker, and otherwise in compliance with Section 402 of the Sarbanes-Oxley Act) or in which the exercise price (and any interest thereon) is subtracted from the number of shares of Common Stock received by the Participant upon exercise of the Stock Option (based on the Fair Market Value of the Common Stock on the date the Option is exercised); or (b) the surrender of other Common Stock which (i) in the case of Common Stock acquired upon the exercise of an Award, has been owned by the Participant for more than six months on the date of surrender; and (ii) has a Fair Market Value on the date of surrender that, together with any cash paid, is equal to the aggregate exercise price of the Common Stock as to which said Stock Option shall be exercised.

No shares of Common Stock shall be issued until full payment has been made. No Participant shall have interest in or be entitled to voting rights or dividends or other rights or privileges of stockholders of the Company with respect to shares of Common Stock granted pursuant to the Plan unless, and until, shares of Common Stock actually are issued to such person and then only from the date such person becomes the record owner thereof and, if requested, has given the representation described in Section 15.

(d) Termination by Reason of Death or Disability. Except as otherwise expressly approved by the Committee and set forth in the applicable Award Agreement, if a Participant has a Termination of employment by or service with the Company, a Subsidiary or an Affiliate by reason of death or Disability, any Stock Option held by such Participant thereafter may be exercised by the Participant or the Participant’s Beneficiary in the case of death, for the number of shares that the Participant was eligible to exercise on the date of Termination, until the expiration of twelve (12) months after the date of such Termination, provided such Stock Option was exercisable on such date of Termination, but no later than the expiration date of the Stock Option.

(e) Termination by the Company without Cause, Retirement, Resignation. Except as otherwise expressly approved by the Committee and set forth in the applicable Award Agreement, if a Participant has a Termination of employment by or service with the Company, a Subsidiary or an Affiliate (other than as provided in subsection (d) above) by the Company without Cause, by reason of Retirement, or on account of voluntary resignation provided that it is determined by the Committee that Cause did not exist as of the time of resignation, any Stock Option held by such Participant thereafter may be exercised, for the number of shares that the Participant was eligible to exercise on the date of Termination, until the expiration of ninety (90) days after the date of such Termination, provided such Stock Option was exercisable on such date of Termination, but no later than the expiration date of the Stock Option.

(f) Other Termination. Unless otherwise determined by the Committee, if a Participant’s employment by or service with the Company, a Subsidiary or an Affiliate is terminated for any reason other than as specified in subsections (d) and (e) above, including Termination with Cause, any unexercised Stock Option granted to such Participant shall be cancelled on the date of such termination, whether or not exercisable on such date.

(g) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, without the consent of the Participant(s) affected, to disqualify any Incentive Stock Option under Section 422 of the Code. If an Incentive Stock Option is exercised other than in accordance with the exercise periods that apply for purposes of Section 422 of the Code or if the aggregate Fair Market Value of the Common Stock with respect to which the Incentive Stock Options are exercisable for the first time during any calendar year (under all

B-6	2026 PROXY STATEMENT

APPENDIX B

plans of the Company and any Subsidiary) exceeds U.S. $100,000, such Stock Option thereafter will be treated as a Nonqualified Stock Option, notwithstanding the “Incentive Stock Option” designation in the Award Agreement.

Section 6. Stock Appreciation Rights

The Committee may, in its discretion, grant a Stock Appreciation Right either singly or in combination with an underlying Stock Option granted hereunder. Such Stock Appreciation Right shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe in the Award Agreement:

(a) Exercise Price. The exercise price per share of Common Stock under a Stock Appreciation Right shall be determined by the Committee on the Date of Grant but shall be not less than the greater of (a) one hundred percent (100%) of the Fair Market Value of the Common Stock on the Date of the Grant or (b) the exercise price per share of Common Stock purchasable under a underlying Stock Option with respect to which the Stock Appreciation Right is granted. Except as provided in Section 3, without the approval of stockholders (i) the Committee may not reduce, adjust or amend the exercise price of an outstanding Stock Appreciation Right, whether through amendment, cancellation, replacement grant or any other means and (ii) no payment may be made to cancel an outstanding Stock Appreciation Right if on the date of such amendment, cancellation, replacement grant or payment the exercise price exceeds Fair Market Value.

(b) Time and Period of Grant. If a Stock Appreciation Right is granted with respect to an underlying Stock Option, it must be granted at the time of the Stock Option grant or, if granted on a later date than the underlying Stock Option, then the exercise price per share of Common Stock under the Stock Appreciation Right must not be less than the greater of: (i) one hundred percent (100%) of the Fair Market Value on the Date of Grant of the Stock Appreciation Right and (ii) the exercise price of the underlying Stock Option. If a Stock Appreciation Right is granted with respect to an underlying Stock Option, at the time the Stock Appreciation Right is granted, the Committee may limit the exercise period for such Stock Appreciation Right, after which period the Stock Appreciation Right shall not be exercisable. In no event shall the exercise period for a Stock Appreciation Right granted with respect to an underlying Stock Option exceed the exercise period for such Stock Option. If a Stock Appreciation Right is granted without an underlying Stock Option, the Stock Appreciation Right shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and set forth in the applicable Award Agreement but the Stock Appreciation Right shall not be exercisable more than ten years after its Date of Grant. No Stock Appreciation Right may provide that, upon the exercise of the Stock Appreciation Right, a new Stock Appreciation Right automatically will be granted.

(c) Value of Stock Appreciation Right. If a Stock Appreciation Right is granted with respect to an underlying Stock Option, the grantee will be entitled to surrender the Stock Option which is then exercisable and receive in exchange therefore and on account of the exercise of the Stock Appreciation Right an amount equal to the excess of the Fair Market Value of the Common Stock on the date the election to surrender is received by the Committee in accordance with exercise procedures established by the Committee over the Stock Appreciation Right exercise price (the “Spread”) multiplied by the number of shares covered by the Stock Option which is surrendered. If a Stock Appreciation Right is granted without an underlying Stock Option, the grantee will receive upon exercise of the Stock Appreciation Right the Spread multiplied by the number of shares covered by the exercise of the Stock Appreciation Right. Notwithstanding the foregoing, at the time it grants a Stock Appreciation Right, the Committee, in its sole discretion, may provide that the Spread covered by such Stock Appreciation Right may not exceed a specified amount. At the Committee’s discretion, the amount payable as a result of the exercise of a Stock Appreciation Right may be settled in cash, Common Stock or a combination of cash and Common Stock. A fractional share shall not be deliverable upon the exercise of a Stock Appreciation Right but a cash payment will be made in lieu thereof.

(d) Method of Exercise. Stock Appreciation Rights may be exercised in whole or in part subject to the terms of the applicable Award Agreement by giving written notice of exercise to the Company, or its designated representative, specifying the number of shares that are subject to exercise.

No Participant shall have interest in or be entitled to voting rights or dividends or other rights or privileges of stockholders of the Company with respect to shares of Common Stock subject to a Stock Appreciation Right unless, and until, shares of Common Stock actually are issued to such person and then only from the date such person becomes the record owner thereof and, if requested, has given the representation described in Section 15.

2026 PROXY STATEMENT	B-7

APPENDIX B

(e) Termination by Reason of Death or Disability. Except as otherwise expressly approved by the Committee and set forth in the applicable Award Agreement, if a Participant has a Termination of employment by or service with the Company, a Subsidiary or an Affiliate by reason of death or Disability, any Stock Appreciation Right held by such Participant thereafter may be exercised by the Participant or the Participant’s Beneficiary in the case of death, for the number of shares that the Participant was eligible to exercise on the date of Termination, until the expiration of twelve (12) months after the date of such Termination, provided such Stock Appreciation Right was exercisable on such date of Termination, but no later than the expiration date of the Stock Appreciation Right.

(f) Termination by the Company without Cause, Retirement, Resignation. Except as otherwise expressly approved by the Committee and set forth in the applicable Award Agreement, if a Participant has a Termination of employment by or service with the Company, a Subsidiary or an Affiliate (other than as provided in subsection (e) above) by the Company without Cause, by reason of Retirement, or on account of voluntary resignation provided that it is determined by the Committee that Cause did not exist as of the time of resignation, any Stock Appreciation Right held by such Participant thereafter may be exercised, for the number of shares that the Participant was eligible to exercise on the date of Termination, until the expiration of ninety (90) days after the date of such Termination, provided such Stock Appreciation Right was exercisable on such date of Termination, but no later than the expiration date of the Stock Appreciation Right.

(g) Other Termination. Unless otherwise determined by the Committee, if a Participant’s employment by or service with the Company, a Subsidiary or an Affiliate is terminated for any reason other than as specified in subsections (e) and (f) above, including Termination with Cause, any unexercised Stock Appreciation Right granted to such Participant shall be cancelled on the date of such termination, whether or not exercisable on such date.

Section 7. Restricted Stock and Restricted Stock Units

(a) Grant of Restricted Stock and Restricted Stock Units. The Committee may grant to any Participant one or more Awards of Restricted Stock or Restricted Stock Units on such terms and subject to such conditions as may be established by the Committee that are set forth in the Award Agreement. Restricted Stock or Restricted Stock Units may be granted subject to such restrictions and provisions, whether based on performance standards, periods of service, retention by the Participant of ownership of specified shares of Common Stock or other criteria, not inconsistent with the terms of this Plan, as may be established by the Committee. Each Award of Restricted Stock or Restricted Stock Units may be subject to a different restricted period and additional restrictions; however, a Participant’s Restricted Stock or Restricted Stock Unit Award shall not be contingent on any payment by or consideration from the Participant other than the rendering of services, except as the Committee may otherwise expressly determine. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other applicable restrictions.

(b) Recordkeeping of Award; Lapse of Restrictions. As soon as practicable after the Date of Grant of Restricted Stock or a Restricted Stock Unit by the Committee, the Company shall:

(i) for Restricted Stock Awards, cause to be transferred on the books of the Company or its agent, shares of Common Stock, registered on behalf of the Participant, evidencing the Restricted Stock covered by the Award, subject to forfeiture to the Company as of the Date of Grant if an Award Agreement with respect to the Restricted Stock covered by the Award is not duly executed by the Participant and timely returned to the Company. Until the lapse or release of the restrictions applicable to the shares subject to an Award of Restricted Stock, the share certificates representing such Restricted Stock may be held in custody by the Company or its designee, in physical or book entry form, or, if the certificates bear a restrictive legend, by the Participant. Upon the lapse or release of all restrictions with respect to an Award as described in Section 7(e)(i), one or more share certificates, registered in the name of the Participant, for an appropriate number of shares as provided in Section 7(e)(i), free of any restrictions set forth in the Plan and the related Award Agreement, or a statement from the Company representing such shares in book entry form free of any restrictions set forth in the Plan and the related Award Agreement, shall be delivered to the Participant as provided in Section 7(e);

(ii) for Restricted Stock Unit Awards, cause to be entered upon its books a notional account for the Participant’s benefit indicating the number of Restricted Stock Units awarded, subject to forfeiture as of the Date of Grant if an Award Agreement with respect to the Restricted Stock Units covered by the Award is not duly executed by the

B-8	2026 PROXY STATEMENT

APPENDIX B

Participant and timely returned to the Company. Until the lapse or release of the restrictions applicable to the shares subject to a Restricted Stock Unit Award, no shares of Common Stock shall be issued in respect of such Awards and, as further described in Section 7(d), no Participant shall have any rights as a stockholder of the Company with respect to the shares of Common Stock covered by such Restricted Stock Unit Award.

(c) Rights of Holders of Restricted Stock. Beginning on the Date of Grant of a Restricted Stock Award and subject to execution of the related Award Agreement as provided in Section 7(b)(i), and except as otherwise provided in such Award Agreement, the Participant shall become a stockholder of the Company with respect to all shares subject to a Restricted Stock Award Agreement and shall have all of the rights of a stockholder, including, but not limited to, the right to vote such shares and the right to receive dividends; provided, however, that any shares of Common Stock or other securities distributed as a dividend or otherwise with respect to any Restricted Stock as to which the restrictions have not yet lapsed, shall be subject to the same restrictions as such Restricted Stock and held or restricted as provided in Section 7(b)(i), and provided further that any cash dividends payable on any such Restricted Stock shall be distributed only when, and to the extent that, such restrictions have lapsed and the Committee may provide that such cash dividends shall be deemed to have been reinvested in additional shares of Common Stock.

(d)	Rights of Holders of Restricted Stock Units.

(i) Settlement of Restricted Stock Units. Restricted Stock Units may be settled in cash or Common Stock, as determined by the Committee and set forth in the Award Agreement. The Award Agreement shall also set forth whether the Restricted Stock Units shall be settled (1) within the time period specified for “short-term deferrals” under Section 409A or (2) in compliance with the requirements of Section 409A, in which case the Award Agreement shall specify the date (or event) upon which such Restricted Stock Units shall be settled.

(ii) Voting and Dividend Rights. Holders of Restricted Stock Units shall not have rights as stockholders of the Company with respect to the shares of Common Stock covered by such Restricted Stock Unit Award, including the right to vote such shares and the right to receive dividends; provided, however, that the Committee may, in its sole discretion, award a Participant dividend equivalents with respect to a Restricted Stock Unit Award in accordance with Section 18 of the Plan.

(iii) Creditor’s Rights. A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

(e)	Delivery of Award

(i) Restricted Stock. Upon expiration or earlier termination of the restricted period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, or at such earlier time as provided under Section 7(g), the restrictions applicable to the Restricted Stock shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of Section 13 (regarding tax withholding), the Company shall deliver to the Participant or, in case of the Participant’s death, to the Participant’s Beneficiary, one or more share certificates for the appropriate number of shares of Common Stock, or a statement from the Company representing that such shares have been issued, are in book entry form and are free of all such restrictions, except for any restrictions that may be imposed by law.

(ii) Restricted Stock Units. Upon expiration or earlier termination of the restricted period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, or at such earlier time as provided under Section 7(g), the restrictions applicable to the Restricted Stock Units shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of Section 13 (regarding tax withholding), but no later than ninety (90) days following such event the Company shall deliver to the Participant or, in case of the Participant’s death, to the Participant’s Beneficiary, (1) a cash payment equal to the number of Restricted Stock Units as to which such restrictions have lapsed multiplied by the Fair Market Value of a share of Common Stock as of the date the restrictions lapsed, (2) solely in the Committee’s discretion, one or more share certificates registered in the name of the Participant, for the appropriate number of shares of Common Stock, or a statement from the Company representing that such shares have been issued, are in book entry form and are free of all restrictions, except for any restrictions that may be imposed by law, or (3) any combination of cash and shares of Common Stock.

2026 PROXY STATEMENT	B-9

APPENDIX B

(f) Forfeiture. Restricted Stock shall be forfeited and returned to the Company, and Restricted Stock Units shall be forfeited, and all rights of the Participant with respect to such Restricted Stock or Restricted Stock Units shall terminate unless the Participant continues in the service of the Company, a Subsidiary or an Affiliate until the expiration of the restricted period for such Restricted Stock or Restricted Stock Unit Award and satisfies any and all other conditions set forth in the Award Agreement. The Committee shall determine the restricted period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Stock or Restricted Stock Unit Award, which shall be set forth in the Award Agreement.

(g) Committee Discretion. Notwithstanding anything contained in this Section 7 to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including, but not limited to, the death, Disability or Retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Stock or Restricted Stock Units) as the Committee shall deem appropriate.

Section 8. Performance Awards and Incentive Awards

(a) Performance Goals. Notwithstanding anything else contained in the Plan to the contrary, the Committee may determine on the Date of Grant, that any Restricted Stock or Restricted Stock Unit granted to a Participant shall be a Performance Award and shall vest only upon the determination by the Committee that Performance Goals established by the Committee have been attained, in whole or in part. Such performance goals, the business criteria upon which they are based, and the weights or other formulas to be applied to any such business criteria shall be set forth in writing by the Committee. A “Performance Goal” means a performance objective that is stated with respect to one or more of the following business criteria, either individually or in combination, applied to the Participant or to the Company, a Subsidiary or an Affiliate as a whole or to individual units thereof, and measured either absolutely or relative to a designated group of comparable companies: (i) cash flow, (ii) earnings per share, (iii) earnings before interest, taxes, depreciation, and amortization (EBITDA), (iv) return on equity, (v) total stockholder return, (vi) return on capital, (vii) return on assets or net assets, (viii) revenue, (ix) income or net income, (x) operating income or net operating income, (xi) operating profit or net operating profit, (xii) operating margin, (xiii) return on operating revenue, (xiv) customer satisfaction, (xv) market share, (xvi) expenses, (xvii) credit rating, (xviii) mergers and acquisitions or divestitures, (xix) product development, (xx) intellectual property, (xxi) manufacturing, production or inventory, (xxii) price/earnings ratio, (xxiii) liquidity, (xxiv) financings, (xxv) cash, (xxvi) cost of goods sold, (xxvii) economic value added, (xxviii) accounts receivable, (xxix) number of customers and (xxx) gross profit margin. The Participant’s rights in the Performance Award shall become exercisable, transferable or nonforfeitable only to the extent that the Committee certifies in writing that such objectives have been achieved. A Performance Goal may be expressed on an absolute basis or relative to the performance of one or more similarly situated companies or a published index. When establishing Performance Goals, the Committee may exclude any or all special, unusual or extraordinary items as determined under U.S. generally accepted accounting principles, including, without limitation, the charges or cost associated with restructurings of the Company, discontinued operations, other unusual or non-recurring items and the cumulative effects of accounting changes. The Committee may also adjust Performance Goals as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles or such other factors as the Committee may determine.

(b) Maximum Performance Award. The maximum, aggregate amount that can be awarded to any one Participant pursuant to Performance Awards in one (1) Plan Year is five hundred thousand (500,000) shares of Common Stock.

(c) Incentive Awards. The Committee shall designate Participants to whom Incentive Awards are made for incentive compensation opportunities. All Incentive Awards shall be finally determined exclusively by the Committee under the procedures established by the Committee.

(d) Terms And Conditions Of Incentive Awards. The Committee, at the time an Incentive Award is made, shall specify the terms and conditions which govern the award. Such terms and conditions may include, by way of example and not of limitation, requirements that the Participant complete a specified period of employment with the Company or a Subsidiary or Affiliate, or that the Company, a Subsidiary or Affiliate, or the Participant attain stated objectives or goals, including objectives stated with respect to Performance Goals as a condition to earning an Incentive

B-10	2026 PROXY STATEMENT

APPENDIX B

Award. The period for determining whether such requirements are satisfied shall be at least one year. The maximum, aggregate amount that can be awarded to any one Participant for Incentive Awards denominated in shares of Common Stock in one Plan Year is five hundred thousand (500,000) shares of Common Stock and the maximum, aggregate amount that can be awarded to any one Participant under one or more Incentive Awards denominated in cash in one Plan Year is three million five hundred thousand dollars ($3,500,000).

(e) Incentive Awards not subject to Liability. No right or interest of a Participant in an Incentive Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

(f) Settlement of Incentive Awards. An Incentive Award that is earned shall be settled with a single lump sum payment which may be in cash, shares of Common Stock or a combination of cash of Common Stock, as determined by the Committee.

(g) Stockholder Rights. No Participant shall, as a result of receiving an Incentive Award, have any rights as a stockholder of the Company until the date that the Incentive Award is settled and then only to the extent that the Incentive Award is settled by the issuance of Common Stock.

(h) Employee Status for Performance Awards and Incentive Awards. Notwithstanding Section 1(ff), if the terms of an Incentive Award or a Performance Award provide that a payment will be made thereunder only if the Participant completes a stated period of employment or continued service the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

Section 9. Change in Control

(a)	“Change in Control” means:

(i) the Company is merged into or consolidated with another corporation or other entity and as a result of such merger or consolidation less than seventy percent (70%) of the combined voting power of the outstanding voting securities of the surviving or resulting corporation or other entity shall, after giving effect to such merger or consolidation, be “beneficially owned” (within the meaning of Sections 13(d) and 14(d) of Exchange Act) in the aggregate, directly or indirectly, by the former stockholders of the Company (excluding from such computation any such securities beneficially owned, directly or indirectly, by “affiliates” of the Company as defined in Rule 12b-2 under the Exchange Act and such securities so beneficially owned, directly or indirectly, by a party to such merger or consolidation), provided however, that Company securities acquired directly from the Company shall be disregarded for this purpose,

(ii) the Company shall sell all or substantially all of its assets to any other person or entity (other than a wholly owned subsidiary),

(iii) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any Company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities, provided however, that Company securities acquired directly from the Company shall be disregarded for this purpose,

(iv) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (ii), (iii) or (v) of this Section 9(a) and other than a director initially elected or nominated as a result of an actual or threatened election contest with respect to directors) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of a majority of the directors then still in office who either (x) were directors at the beginning of such period or (y) were so elected or nominated with such approval, cease for any reason to constitute at least a majority of the Board, or

(v) the Company shall become subject for any reason to a voluntary or involuntary dissolution or liquidation.

2026 PROXY STATEMENT	B-11

APPENDIX B

In addition, if a Change in Control (as defined in clauses (i), (ii), (iii), (iv) or (v) above) constitutes a payment event with respect to any Stock Option, Stock Appreciation Right, Performance Award, Restricted Stock Unit award, Incentive Award or Restricted Stock that provides for the deferral of compensation and is subject to Section 409A of the Code, no payment will be made under that award on account of a Change in Control unless the event described in clause (i), (ii), (iii), (iv) or (v) above, as applicable, constitutes a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5).

(b) “Control Change Date” means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions, the Control Change Date is the date of the last of such transactions.

(c) Impact Of Change In Control. Unless an outstanding award is assumed in accordance with Section 9(d) and notwithstanding any other provision of the Plan, upon a Control Change Date, the Committee is authorized to, and in its discretion, may provide that (i) a Stock Option and Stock Appreciation Right shall be fully exercisable thereafter, (ii) Restricted Stock will become transferable and nonforfeitable thereafter, (iii) Restricted Stock Units shall be earned in their entirety and converted into transferable and nonforfeitable Restricted Stock, (iv) the performance goals to which the vesting of Performance Awards are subject shall be deemed to be met at target, such that Performance Awards immediately become fully vested, and (v) an Incentive Award shall be earned, in whole or in part, in accordance with the terms of the applicable Agreement.

(d) Assumption Upon Change In Control. In the event of a Change in Control the Committee, in its discretion and without the need for a Participant’s consent, may provide that an outstanding Stock Option, Stock Appreciation Right, award of Restricted Stock, Restricted Stock Unit, Performance Award or Incentive Award shall be assumed by, or a substitute award granted by, the surviving entity in the Change in Control. Such assumed or substituted award shall be of the same type of award as the original Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award or Incentive Award being assumed or substituted. The assumed or substituted award shall have a value, as of the Control Change Date, that is substantially equal to the value of the original award (or the difference between the Fair Market Value and the exercise price in the case of Stock Options and Stock Appreciation Rights) as the Committee determines is equitably required and such other terms and conditions as may be prescribed by the Committee.

(e) Cash-Out Upon Change In Control. Unless an outstanding award is assumed in accordance with Section 9(d), in the event of a Change in Control the Committee, in its discretion and without the need of a Participant’s consent, may provide that each Stock Option, Stock Appreciation Right, Performance Award, Incentive Award, award of Restricted Stock and Restricted Stock Unit shall be cancelled in exchange for a payment. The payment may be in cash, shares of Common Stock or other securities or consideration received by Company stockholders in the Change in Control transaction. The amount of the payment shall be an amount that is substantially equal to (i) the amount by which the price per share received by Company stockholders in the Change in Control exceeds the Stock Option exercise price in the case of a Stock Option and Stock Appreciation Right, or (ii) the price per share received by stockholders for each share of Common Stock subject to an award of Restricted Stock or Restricted Stock Units or an Incentive Award.

Section 10. Transferability; Successors

Awards granted under the Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. Any act in violation of this Section 10 shall be void. Notwithstanding the foregoing, the Committee may permit further transferability of Awards other than Incentive Stock Options, on a general or specific basis, and may impose conditions and limitations on any permitted transferability.

The provisions of the Plan shall be binding upon and inure to the benefit of all successors of any person receiving Common Stock of the Corporation pursuant to the Plan, including, without limitation, the estate of such person and the executors, administrators or trustees thereof, the heirs and legatees of such person, and any receiver, trustee in bankruptcy or representative of creditors of such person.

Section 11. Amendments and Termination

The Board may amend, alter or discontinue the Plan at any time, provided that (i) no amendment, alteration or discontinuation shall be made which would materially impair the rights of a Participant in respect of any

B-12	2026 PROXY STATEMENT

APPENDIX B

outstanding Award hereunder without such Participant’s prior consent; and (ii) an amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Committee or required by applicable law or stock exchange listing requirements.

Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.

Section 12. Company’s Right to Terminate Retention; Exclusivity

Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements or modifying existing compensation arrangements for Participants, subject to stockholder approval if such approval is required by applicable statute, rule or regulation; and such arrangements either may be generally applicable or applicable only in specific cases. Neither the adoption of the Plan nor a grant to a Participant of any Award shall confer upon any Participant any right to continued employment or service with the Company.

Section 13. Tax Withholding

The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local or other applicable taxes (including the Participant’s FICA obligation or other social taxes) required by law to be withheld (collectively, the “Withholding Tax Obligation”) (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the exercise of a Stock Option or Stock Appreciation Right, or (iii) otherwise due in connection with an Award.

At the time of such vesting, lapse, or exercise, the Participant shall pay to the Company any amount that the Company may reasonably determine to be necessary to satisfy the Withholding Tax Obligation. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit the Participant to elect to satisfy the Withholding Tax Obligation, in whole or in part, by (a) paying the Company cash; (b) having the Company withhold shares of Common Stock having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction; and/or (c) tendering previously acquired, unencumbered shares of Common Stock having an aggregate Fair Market Value equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be irrevocable, made in writing (including by electronic mail), and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

If the Participant fails to make an election with respect to the method by which the Withholding Tax Obligation shall be satisfied or fails to pay the Withholding Tax Obligation, in whole or in part, by means of the elected method, the Company may cause the Withholding Tax Obligation to be satisfied by the Company withholding shares of Common Stock otherwise deliverable in connection with the Award that have a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction.

Section 14. Choice of Law

The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

Section 15. Governmental and Other Regulations and Restrictions

(a) In General. The issuance by the Company of any shares of Common Stock pursuant to the Plan shall be subject to all applicable laws, rules and regulations and to such approvals by governmental agencies as may be required.

(b) Registration of Shares. The Company shall use its reasonable commercial efforts to cause the shares of Common Stock issuable in connection with this Plan to be registered under the Securities Act of 1933, as amended (the “Securities Act”), but shall otherwise be under no obligation to register any shares of Common Stock issued under the Plan under the Securities Act or otherwise. If, at the time any shares of Common Stock are issued pursuant to the Plan, there shall not be on file with the Securities and Exchange Commission an effective Registration Statement under the Securities Act covering such shares of Common Stock, the Participant to whom such shares are to be issued will execute and deliver to the Company upon receipt by him or her of any such shares an undertaking, in form and substance satisfactory to the Company, that (i) such Participant has had access or will, by

2026 PROXY STATEMENT	B-13

APPENDIX B

reason of such person’s employment or service with the Company, or otherwise, have access to sufficient information concerning the Company to enable him or her to evaluate the merits and risks of the acquisition of shares of the Company’s Common Stock pursuant to the Plan, (ii) such Participant has such knowledge and experience in financial and business matters that such person is capable of evaluating such acquisition, (iii) it is the intention of such Participant to acquire and hold such shares for investment and not for the resale or distribution thereof, (iv) such Participant will comply with the Securities Act and the Exchange Act with respect to such shares, and (v) such Participant will indemnify the Company for any cost, liability and expense that the Company may sustain by reason of any violation of the Securities Act or the Exchange Act occasioned by any act or omission on his or her part with respect to such shares.

(c) Resale of Shares. Without limiting the generality of Section 10, shares of Common Stock acquired pursuant to the Plan shall not be sold, transferred or otherwise disposed of unless and until (i) such shares shall have been registered by the Company under the Securities Act, (ii) the Company shall have received either a “no action” letter from the Securities and Exchange Commission or an opinion of counsel acceptable to the Company to the effect that such sale, transfer or other disposition of the shares may be effected without such registration, or (iii) such sale, transfer or disposition of the shares is made pursuant to Rule 144 of the General Rules and Regulations promulgated under the Securities Act, as the same may from time to time be in effect, and the Company shall have received an opinion of counsel acceptable to the Company to such effect.

(d) Legend on Certificates. The Company may require that any certificate evidencing shares issued pursuant to the Plan bear a restrictive legend and be subject to stop-transfer orders or other actions, intended to effect compliance with the Securities Act or any other applicable regulatory measure.

Section 16. Election With Respect to Restricted Property

A Participant who receives an award of Restricted Stock including Restricted Stock granted as a Performance Award (but not Restricted Stock Units) shall be entitled to make, at his or her discretion, within thirty (30) days of receipt of such restricted property and in accordance with applicable laws and regulations, the election provided for under Section 83(b) of the Code to be taxed on the fair market value of such restricted property at the time it is received. Participants should consult their individual tax advisors as to the tax consequences to them of the election under Section 83(b).

Section 17. Section 409A

The Plan is intended to provide either stock-based compensation that is not governed by Section 409A or for the deferral of compensation pursuant to a nonqualified deferred compensation plan that complies with the requirements of Section 409A. With respect to any Awards granted under this Plan that provide for the deferral of compensation that is governed by Section 409A, the Plan shall be interpreted in a manner consistent with Section 409A and in the event that any provision that is necessary for the Plan to comply with Section 409A is determined by the Committee, in its sole discretion, to have been omitted, such omitted provision shall be deemed included herein and is hereby incorporated as part of the Plan. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s “separation from service” as defined in Section 409A shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s “separation from service” (or the Participant’s death, if earlier). In addition, and notwithstanding any provision of the Plan to the contrary, the Company reserves the right to amend the Plan or any Award granted under the Plan, by action of the Committee, without the consent of any affected Participant, to the extent deemed necessary or appropriate for purposes of maintaining compliance with Section 409A and the regulations promulgated thereunder. Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

B-14	2026 PROXY STATEMENT

APPENDIX B

Section 18. Dividend Equivalents

For any Restricted Stock Units granted under the Plan, the Committee shall have the discretion, upon the Date of Grant or thereafter, to provide for the payment of dividend equivalents to the Participant in connection with such Award or to establish a Dividend Equivalent Account with respect to the Award, and the applicable Award Agreement or an amendment thereto shall confirm the terms of such arrangement. For purposes of payment of dividend equivalents or settlement of any Dividend Equivalent Account, the amount to be paid or otherwise settled (if expressed in cash) shall be rounded to the nearest cent ($0.01). If a Dividend Equivalent Account is established, the following terms shall apply:

(i) Dividend Equivalent Accounts shall be subject to such terms and conditions as the Committee shall determine and as shall be set forth in the applicable Award Agreement. Such terms and conditions may include, without limitation, for the Participant’s Account to be credited as of the record date of each cash dividend on the Common Stock with an amount (expressed either in cash or shares of Common Stock of equivalent Fair Market Value) equal to the cash dividends which would be paid with respect to the number of shares of Common Stock then covered by the related Award if such shares of Common Stock had been owned of record by the Participant on such record date.

(ii) Dividend Equivalent Accounts shall be established and maintained only on the books and records of the Company and no assets or funds of the Company shall be set aside, placed in trust, removed from the claims of the Company’s general creditors, or otherwise made available until such amounts are actually payable as provided hereunder.

(iii) Dividend equivalents and amounts credited to a Dividend Equivalent Account with respect to any Performance Award or Restricted Stock Unit shall be distributed only when, and to the extent that, the underlying Award is earned.

(iv) Notwithstanding the foregoing, the right to any dividends or dividend equivalents declared and paid on the number of shares underlying the Award may not be contingent, directly or indirectly, on the exercise of the Award, and any Award providing a right to dividend equivalents must comply with or qualify for an exemption from Section 409A.

Section 19. Cancellation and Rescission of Awards

The Committee or the Board of Directors may cancel, rescind, suspend or otherwise limit or restrict any unexpired Award at any time if a Participant engages in “Detrimental Activity.”

Section 20. Certain Reduction of Parachute Payments

The benefits that a Participant may be entitled to receive under this Plan and other benefits that a Participant is entitled to receive under other plans, agreements and arrangements (which, together with the benefits provided under this Plan, are referred to as “Payments”), may constitute Parachute Payments that are subject to Code Sections 280G and 4999. As provided in this Section 20, the Parachute Payments will be reduced pursuant to this Section 20 if, and only to the extent that, a reduction will allow a Participant to receive a greater Net After Tax Amount than a Participant would receive absent a reduction.

The Accounting Firm will first determine the amount of any Parachute Payments that are payable to a Participant. The Accounting Firm also will determine the Net After Tax Amount attributable to the Participant’s total Parachute Payments.

The Accounting Firm will next determine the largest amount of Payments that may be made to the Participant without subjecting the Participant to tax under Code Section 4999 (the “Capped Payments”). Thereafter, the Accounting Firm will determine the Net After Tax Amount attributable to the Capped Payments.

The Participant will receive the total Parachute Payments or the Capped Payments, whichever provides the Participant with the higher Net After Tax Amount. If the Participant will receive the Capped Payments, the total Parachute Payments will be adjusted by first reducing the amount of any benefits under this Plan or any other plan, agreement or arrangement that are not subject to Section 409A of the Code (with the source of the reduction to be directed by the Committee) and then by reducing the amount of any benefits under this Plan or any other plan,

2026 PROXY STATEMENT	B-15

APPENDIX B

agreement or arrangement that are subject to Section 409A of the Code (with the source of the reduction to be directed by the Committee) in a manner that results in the best economic benefit to the Participant (or, to the extent economically equivalent, in a pro rata manner). The Accounting Firm will notify the Participant and the Company if it determines that the Parachute Payments must be reduced to the Capped Payments and will send the Participant and the Company a copy of its detailed calculations supporting that determination.

As a result of the uncertainty in the application of Code Sections 280G and 4999 at the time that the Accounting Firm makes its determinations under this Section 20, it is possible that amounts will have been paid or distributed to the Participant that should not have been paid or distributed under this Section 20 (“Overpayments”), or that additional amounts should be paid or distributed to the Participant under this Section 20 (“Underpayments”). If the Accounting Firm determines, based on either the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant, which assertion the Accounting Firm believes has a high probability of success or controlling precedent or substantial authority, that an Overpayment has been made, the Participant must repay to the Company, without interest; provided, however, that no loan will be deemed to have been made and no amount will be payable by the Participant to the Company unless, and then only to the extent that, the deemed loan and payment would either reduce the amount on which the Participant is subject to tax under Code Section 4999 or generate a refund of tax imposed under Code Section 4999. If the Accounting Firm determines, based upon controlling precedent or substantial authority, that an Underpayment has occurred, the Accounting Firm will notify the Participant and the Company of that determination and the amount of that Underpayment will be paid to the Participant promptly by the Company.

For purposes of this Section 20, the term “Accounting Firm” means the independent accounting firm engaged by the Company immediately before the Control Change Date. For purposes of this Section 20, the term “Net After Tax Amount” means the amount of any Parachute Payments or Capped Payments, as applicable, net of taxes imposed under Code Sections 1, 3101(b) and 4999 and any State or local income taxes applicable to the Participant on the date of payment. The determination of the Net After Tax Amount shall be made using the highest combined effective rate imposed by the foregoing taxes on income of the same character as the Parachute Payments or Capped Payments, as applicable, in effect on the date of payment. For purposes of this Section 20, the term “Parachute Payment” means a payment that is described in Code Section 280G(b)(2), determined in accordance with Code Section 280G and the regulations promulgated or proposed thereunder.

Nothing in this Section 20 shall limit or otherwise supersede the provisions of any other agreement or plan which provides that a Participant cannot receive Payments in excess of the Capped Payments.

Section 21. Return of Awards; Repayment

Each Award granted under this Plan is subject to the condition that the Company may require that such award be returned, and that any payment made with respect to such award must be repaid, if such action is required under the terms of the 3D Systems Corporation Clawback Policy, effective October 2, 2023 and any other compensation recoupment or “clawback” policy (or policies) that the Company may have in effect from time to time, subject to the terms and conditions of such policy (or policies).

Section 22. Term of Plan

This Plan shall be effective upon its approval by the stockholders of the Company (the “Effective Date”). It shall continue in effect until March [●], 2036, the day before the tenth anniversary of date of Board adoption. Awards granted on or before that date shall remain valid in accordance with their terms, notwithstanding the expiration of the Plan.

B-16	2026 PROXY STATEMENT

P.O. BOX 8016, CARY, NC 27512-9903

3D Systems Corporation
Annual Meeting of Stockholders
For Stockholders of Record as of March 23, 2026 Thursday, May 14, 2026 at 1:00 PM, Eastern Time Annual Meeting to be held live via the internet - please visit www.proxydocs.com/DDD for more details.

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 1:00 PM, Eastern Time, May 14, 2026.

Internet:
www.proxypush.com/DDD
• Cast your vote online
• Have your Proxy Card ready
• Follow the simple instructions to record your vote
Phone:
1-866-425-2517
• Use any touch-tone telephone
• Have your Proxy Card ready
• Follow the simple recorded instructions
Mail:
• Mark, sign and date your Proxy Card
• Fold and return your Proxy Card in the postage-paid envelope provided
Virtual:
You must register to attend the meeting online and/or participate at www.proxydocs.com/DDD

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Charles C. McClure, Jr. and Andrew Wright (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of 3D Systems Corporation that the undersigned is entitled to vote at said meeting and any adjournment thereof, upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS’ RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE), but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

3D Systems Corporation Annual Meeting of Stockholders

Please make your marks like this:	☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR all Nominees listed

FOR Proposals 2, 3, 4 and 5

	PROPOSAL		YOUR VOTE		BOARD OF DIRECTORS RECOMMENDS
1.	The election of the nine directors named in the accompanying Proxy Statement:
		FOR	AGAINST	ABSTAIN
	1.01 Malissia R. Clinton	☐	☐	☐	FOR

	1.02 Claudia N. Drayton	☐	☐	☐	FOR

	1.03 Thomas W. Erickson	☐	☐	☐	FOR

	1.04 Jeffrey A. Graves	☐	☐	☐	FOR

	1.05 Jim D. Kever	☐	☐	☐	FOR

	1.06 Charles G. McClure, Jr.	☐	☐	☐	FOR

	1.07 Kevin S. Moore	☐	☐	☐	FOR

	1.08 Vasant Padmanabhan	☐	☐	☐	FOR

	1.09 John J. Tracy	☐	☐	☐	FOR

		FOR	AGAINST	ABSTAIN
2.	The approval, on an advisory basis, of the compensation paid to our named executive officers in 2025.	☐	☐	☐	FOR

3.	The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2026.	☐	☐	☐	FOR

4.	The approval of an amendment to our Certificate of Incorporation, as amended, to increase the total number of authorized shares of our common stock, par value $0.001 per share, from 220,000,000 shares to 440,000,000 shares.	☐	☐	☐	FOR

5.	The approval of the amendment and restatement of the 2015 Incentive Plan to increase the number of shares reserved for issuance thereunder by 4,000,000 shares and to extend the term until 2036.	☐	☐	☐	FOR

You must register to attend the meeting online and/or participate at www.proxydocs.com/DDD

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date